1024613.07B-CHISR02A - MSW EXECUTION VERSION $150,000,000 CREDIT AGREEMENT Dated as of June 4, 2015 among AVAYA CANADA CORP., as Canadian Borrower, AVAYA UK, as U.K. Borrower, AVAYA INTERNATIONAL SALES LIMITED, as Irish Borrower, AVAYA DEUTSCHLAND GMBH and AVAYA GMBH & CO. KG, as German Borrowers, THE SEVERAL FOREIGN GUARANTORS PARTY HERETO, CITIBANK, N.A., as Administrative Agent and as an L/C Issuer, CITIBANK, N.A., CANADIAN BRANCH, as Canadian Swing Line Lender, CITIBANK, N.A., LONDON BRANCH, as European Swing Line Lender, and THE OTHER LENDERS PARTY HERETO ________________ WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, CITIGROUP GLOBAL MARKETS INC., BANK OF AMERICA, N.A. AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Chicago, Illinois 60606 Exhibit 10.2

-i- 1024613.07B-CHISR02A - MSW TABLE OF CONTENTS Page ARTICLE I Definitions and Accounting Terms SECTION 1.01 Defined Terms ...................................................................................................1 SECTION 1.02 Other Interpretive Provisions ...........................................................................75 SECTION 1.03 Accounting Terms ............................................................................................76 SECTION 1.04 Rounding ..........................................................................................................76 SECTION 1.05 References to Agreements, Laws, Etc. ............................................................76 SECTION 1.06 Times of Day....................................................................................................76 SECTION 1.07 [Reserved] ........................................................................................................76 SECTION 1.08 Currency Equivalents Generally ......................................................................76 SECTION 1.09 Change in Currency .........................................................................................77 SECTION 1.10 Pro Forma Calculations....................................................................................78 SECTION 1.11 Defined Terms .................................................................................................79 ARTICLE II The Commitments and Credit Extensions SECTION 2.01 The Loans.........................................................................................................80 SECTION 2.02 Borrowings, Conversions and Continuations of Loans ...................................82 SECTION 2.03 Letters of Credit ...............................................................................................84 SECTION 2.04 Swing Line Loans ............................................................................................94 SECTION 2.05 Prepayments .....................................................................................................97 SECTION 2.06 Termination or Reduction of Commitments ..................................................100 SECTION 2.07 Repayment of Loans ......................................................................................101 SECTION 2.08 Interest............................................................................................................101 SECTION 2.09 Fees ................................................................................................................102 SECTION 2.10 Computation of Interest and Fees ..................................................................103 SECTION 2.11 Evidence of Indebtedness ..............................................................................103 SECTION 2.12 Payments Generally .......................................................................................104 SECTION 2.13 Sharing of Payments ......................................................................................105 SECTION 2.14 Incremental Credit Extensions .......................................................................106 SECTION 2.15 Reserves .........................................................................................................107 SECTION 2.16 Interest Act (Canada); Criminal Rate of Interest; Nominal Rate of Interest..................................................................................................................108 SECTION 2.17 Blocked Loan Parties .....................................................................................109

-ii- 1024613.07B-CHISR02A - MSW ARTICLE III Taxes, Increased Costs Protection and Illegality SECTION 3.01 Taxes ..............................................................................................................109 SECTION 3.02 Illegality .........................................................................................................120 SECTION 3.03 Inability to Determine Rates ..........................................................................121 SECTION 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans, CDOR Loans and EURIBOR Loans .........................121 SECTION 3.05 Funding Losses ..............................................................................................123 SECTION 3.06 Matters Applicable to All Requests for Compensation .................................123 SECTION 3.07 Replacement of Lenders under Certain Circumstances .................................124 SECTION 3.08 Survival ..........................................................................................................125 ARTICLE IV Conditions Precedent to Credit Extensions SECTION 4.01 Conditions to Initial Credit Extension ...........................................................126 SECTION 4.02 Conditions to All Credit Extensions ..............................................................130 ARTICLE V Representations and Warranties SECTION 5.01 Existence, Qualification and Power; Compliance with Laws ........................130 SECTION 5.02 Authorization; No Contravention ..................................................................131 SECTION 5.03 Governmental Authorization .........................................................................131 SECTION 5.04 Binding Effect ................................................................................................131 SECTION 5.05 Financial Statements; No Material Adverse Effect .......................................131 SECTION 5.06 Litigation ........................................................................................................132 SECTION 5.07 Labor Matters .................................................................................................132 SECTION 5.08 Ownership of Property; Liens ........................................................................132 SECTION 5.09 Environmental Matters...................................................................................132 SECTION 5.10 Taxes ..............................................................................................................134 SECTION 5.11 ERISA Compliance ........................................................................................134 SECTION 5.12 Subsidiaries ....................................................................................................135 SECTION 5.13 Margin Regulations; Investment Company Act ............................................135 SECTION 5.14 Disclosure ......................................................................................................136 SECTION 5.15 Intellectual Property; Licenses, Etc. ..............................................................136 SECTION 5.16 Solvency .........................................................................................................136 SECTION 5.17 Subordination of Junior Financing.................................................................136 SECTION 5.18 [Reserved] ......................................................................................................136 SECTION 5.19 Centre of Main Interests and Establishments.................................................136 SECTION 5.20 Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions ........................137

-iii- 1024613.07B-CHISR02A - MSW ARTICLE VI Affirmative Covenants SECTION 6.01 Financial Statements and Borrowing Base Certificates .................................137 SECTION 6.02 Certificates; Other Information ......................................................................140 SECTION 6.03 Notices ...........................................................................................................143 SECTION 6.04 Payment of Obligations..................................................................................143 SECTION 6.05 Preservation of Existence, Etc. ......................................................................144 SECTION 6.06 Maintenance of Properties .............................................................................144 SECTION 6.07 Maintenance of Insurance ..............................................................................144 SECTION 6.08 Compliance with Laws ..................................................................................144 SECTION 6.09 Books and Records ........................................................................................144 SECTION 6.10 Inspection Rights ...........................................................................................144 SECTION 6.11 Additional Guarantors and Covenant to Give Security .................................145 SECTION 6.12 Compliance with Environmental Laws ..........................................................148 SECTION 6.13 Further Assurances and Post-Closing Conditions..........................................148 SECTION 6.14 Designation of Subsidiaries ...........................................................................149 SECTION 6.15 Cash Management Systems ...........................................................................150 SECTION 6.16 [Reserved] ......................................................................................................153 SECTION 6.17 Canadian Pension Matters..............................................................................153 ARTICLE VII Negative Covenants SECTION 7.01 Liens ...............................................................................................................154 SECTION 7.02 Investments ....................................................................................................158 SECTION 7.03 Indebtedness ...................................................................................................161 SECTION 7.04 Fundamental Changes ....................................................................................166 SECTION 7.05 Dispositions....................................................................................................168 SECTION 7.06 Restricted Payments .......................................................................................170 SECTION 7.07 Change in Nature of Business ........................................................................173 SECTION 7.08 Transactions with Affiliates ...........................................................................173 SECTION 7.09 Burdensome Agreements ...............................................................................175 SECTION 7.10 Use of Proceeds..............................................................................................176 SECTION 7.11 Accounting Changes ......................................................................................177 SECTION 7.12 Prepayments, Etc. of Indebtedness ................................................................177 SECTION 7.13 Equity Interests of Certain Restricted Subsidiaries .......................................177 SECTION 7.14 Centre of Main Interest ..................................................................................177 SECTION 7.15 [Reserved]. .....................................................................................................178 SECTION 7.16 Financial Covenant; Equity Cure. ..................................................................178 SECTION 7.17 [Reserved] ......................................................................................................178 SECTION 7.18 Pension Plans .................................................................................................179 SECTION 7.19 Companies Act 2014 of Ireland .....................................................................179

-iv- 1024613.07B-CHISR02A - MSW ARTICLE VIII Events of Default and Remedies SECTION 8.01 Events of Default ...........................................................................................179 SECTION 8.02 Remedies upon Event of Default ...................................................................182 SECTION 8.03 Application of Funds......................................................................................183 ARTICLE IX Administrative Agent and Other Agents SECTION 9.01 Appointment and Authorization of the Administrative Agent ......................184 SECTION 9.02 Delegation of Duties ......................................................................................185 SECTION 9.03 Liability of Agents .........................................................................................185 SECTION 9.04 Reliance by the Administrative Agent ...........................................................187 SECTION 9.05 Notice of Default............................................................................................187 SECTION 9.06 Credit Decision; Disclosure of Information by Agents .................................188 SECTION 9.07 Indemnification of Agents .............................................................................188 SECTION 9.08 Withholding Tax ............................................................................................189 SECTION 9.09 Agents in Their Individual Capacities ...........................................................189 SECTION 9.10 Successor Administrative Agent ....................................................................190 SECTION 9.11 Administrative Agent May File Proofs of Claim ...........................................192 SECTION 9.12 Collateral and Guaranty Matters ....................................................................192 SECTION 9.13 Other Agents; Arrangers and Managers ........................................................194 SECTION 9.14 Appointment of Supplemental Administrative Agents ..................................194 SECTION 9.15 [Reserved] ......................................................................................................195 SECTION 9.16 Reports and Financial Statements ..................................................................195 SECTION 9.17 Release ...........................................................................................................196 SECTION 9.18 Acknowledgment of Security Trust Deed......................................................196 SECTION 9.19 Quebec Security .............................................................................................196 ARTICLE X Miscellaneous SECTION 10.01 Amendments, Etc. ..........................................................................................197 SECTION 10.02 Notices and Other Communications; Facsimile Copies ................................199 SECTION 10.03 No Waiver; Cumulative Remedies ................................................................200 SECTION 10.04 Attorney Costs and Expenses.........................................................................200 SECTION 10.05 Indemnification by the Borrowers .................................................................201 SECTION 10.06 Payments Set Aside........................................................................................202 SECTION 10.07 Successors and Assigns..................................................................................202 SECTION 10.08 Confidentiality ...............................................................................................207 SECTION 10.09 Treatment of Information ...............................................................................208 SECTION 10.10 Setoff ..............................................................................................................209 SECTION 10.11 Interest Rate Limitation .................................................................................210

-v- 1024613.07B-CHISR02A - MSW SECTION 10.12 Counterparts ...................................................................................................210 SECTION 10.13 Integration ......................................................................................................210 SECTION 10.14 Survival of Representations and Warranties ..................................................210 SECTION 10.15 Severability ....................................................................................................211 SECTION 10.16 GOVERNING LAW ......................................................................................211 SECTION 10.17 WAIVER OF RIGHT TO TRIAL BY JURY................................................212 SECTION 10.18 Binding Effect ................................................................................................212 SECTION 10.19 Judgment Currency ........................................................................................212 SECTION 10.20 Lender Action ................................................................................................213 SECTION 10.21 USA PATRIOT Act .......................................................................................213 SECTION 10.22 No Advisory or Fiduciary Responsibility ......................................................213 SECTION 10.23 No Personal Liability .....................................................................................214 SECTION 10.24 Joint and Several Liability .............................................................................214 SECTION 10.25 Contribution and Indemnification Among the Borrowers .............................215 SECTION 10.26 Agency of the Administrative Borrower for Each Other Borrower ..............216 SECTION 10.27 Reinstatement .................................................................................................216 SECTION 10.28 Express Waivers by Borrowers in Respect of Cross Guaranties and Cross Collateralization .........................................................................................216 SECTION 10.29 Special Provisions Relating to Certain Currencies ........................................218 SECTION 10.30 Abstract Acknowledgment of Indebtedness and Joint Creditorship ..............218 SECTION 10.31 Special Appointment of Administrative Agent for German Security ............220 SECTION 10.32 German Limitation Language ........................................................................221 SECTION 10.33 One Obligation ...............................................................................................223 SECTION 10.34 Parallel Debt...................................................................................................223 SECTION 10.35 Defaulting Lender ..........................................................................................223

-vi- 1024613.07B-CHISR02A - MSW SCHEDULES 1.01A Certain Security Interests and Guarantees 1.01B Unrestricted Subsidiaries 1.01C Excluded Subsidiaries 1.01D L/C Sublimits 1.01E Certain Customers 2.01 Revolving Credit Commitments 3.01(l)(vii) U.K. Loan Party DTTP Filing 4.01 Opinion Counsel 5.11 Employee Benefit Plans 5.12 Subsidiaries and Other Equity Investments 5.19 Centre of Main Interest 6.15(a) DDAs 7.01(b) Existing Liens 7.02(g) Existing Investments 7.03(b) Existing Indebtedness 7.05(k) Scheduled Dispositions 7.08 Transactions with Affiliates 7.09 Existing Restrictions 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS A Form of Committed Loan Notice B Form of Swing Line Loan Notice C Form of Revolving Credit Note D Form of Calculation Certificate E Form of Assignment and Assumption F Forms of Guaranties G Forms of Security Agreements H [reserved] I [reserved] J Form of Foreign Lender Certification K Borrowing Base Certificate

1024613.07B-CHISR02A - MSW CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of June 4, 2015, among AVAYA CANADA CORP., an unlimited liability company organized under the laws of the province of Nova Scotia (the “Canadian Borrower”), AVAYA UK, a company incorporated under the laws of England and Wales (the “U.K. Borrower”), AVAYA INTERNATIONAL SALES LIMITED, a limited liability company incorporated under the laws of Ireland (the “Irish Borrower”), AVAYA DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (“Avaya Deutschland”), AVAYA GMBH & CO. KG, a limited partnership (GmbH & Co. KG) existing under the laws of Germany (“Avaya KG”, and together with Avaya Deutschland, the “German Borrowers”, and the German Borrowers together with the U.K. Borrower and the Irish Borrower, the “European Borrowers”, and the European Borrowers, together with the Canadian Borrower, the “Borrowers” and each, individually, a “Borrower”), any Foreign Guarantors party hereto, CITIBANK, N.A., as Administrative Agent and L/C Issuer, CITIBANK, N.A., CANADIAN BRANCH, as Canadian Swing Line Lender, and CITIBANK, N.A., LONDON BRANCH, as European Swing Line Lender, and each lender from time to time party hereto (collectively, the “Lenders” and each, individually, a “Lender”). PRELIMINARY STATEMENTS On the terms and subject to the conditions set forth herein, the applicable Lenders have indicated their willingness to extend credit to the Borrowers in the form of a Revolving Credit Facility in an initial aggregate Dollar Amount of $150,000,000, which Revolving Credit Facility may include one or more Swing Line Loans and one or more Letters of Credit from time to time. NOW, THEREFORE, subject to the conditions set forth herein and for valuable consideration hereby acknowledged, the parties hereto agree as follows: ARTICLE I Definitions and Accounting Terms SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Accommodation Payment” has the meaning specified in Section 10.25. “Account” has the meaning assigned to such term in the U.S. Security Agreement or the Canadian Security Agreement, as applicable. “Account Debtor” means any Person obligated on an Account. “Activities” has the meaning specified in Section 9.09(b). “Additional Lender” has the meaning specified in Section 2.14(a).

-2- 1024613.07B-CHISR02A - MSW “Adjusted Borrowing Base” means the sum of the Canadian Borrowing Base, the U.K. Borrowing Base and the Irish Borrowing Base. “Adjusted Line Cap” means, at any time, the lesser of (y) the Adjusted Borrowing Base at such time and (z) the aggregate Revolving Credit Commitments at such time. “Adjusted Revolving Credit Exposure” means, at any time, Revolving Credit Exposure (excluding the Outstanding Amount of Revolving Credit Loans and Swing Line Loans to the German Borrowers and L/C Obligations in respect of Letters of Credit issued for the account of the German Borrowers). “Adjustment Date” has the meaning specified in the definition of “Applicable Rate.” “Administrative Agent” means Citibank, in its capacity as administrative agent and collateral agent (or, as the case may be, security trustee) under the Loan Documents, or any successor administrative agent and collateral agent (or, as the case may be, security trustee), it being understood that Citibank may designate any of its Affiliates, including without limitation Citicorp International Limited, as administrative agent for a particular Alternative Currency and that such Affiliate shall be considered an Administrative Agent for all purposes hereunder. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Administrative Borrower and the Lenders. “Administrative Borrower” has the meaning specified in Section 10.26. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Arrangers, the Agents, their respective lending affiliates or any entity acting as an L/C Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Company or any of their respective Subsidiaries. “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates. “Agent’s Group” has the meaning specified in Section 9.09(b).

-3- 1024613.07B-CHISR02A - MSW “Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Supplemental Administrative Agents (if any) and the Arrangers. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof. “Agreement Currency” has the meaning specified in Section 10.19. “Allocable Amount” has the meaning specified in Section 10.25. “Alternative Currency” means Canadian Dollars, Sterling and Euros. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Annual Financial Statements” means the consolidated (and, to the extent set forth therein, consolidating) annual balance sheets, and the related consolidated (and, to the extent set forth therein, consolidating) annual statements of income, stockholders’ equity and cash flows, in each case delivered pursuant to Sections 4.01(g)(i), (iv) or (v). “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 and all laws, rules and regulations relating to bribery in Canada, Ireland and Germany. “Anti-Terrorism Laws” means Title III of the USA Patriot Act, the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto. “Applicable Rate” means a percentage per annum equal to (a) from the Closing Date through the first full fiscal quarter ending after the Closing Date, (i) for Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans, 1.75%, (ii) for Base Rate Loans or Canadian Prime Rate Loans, 0.75% and (iii) for Letter of Credit Fees, the Applicable Rate for (x) with respect to Letters of Credit denominated in Dollars or Sterling, Eurocurrency Rate Loans, (y) with respect to Letters of Credit denominated in Canadian Dollars, CDOR Loans, and (z) with respect to Letters of Credit denominated in euros, EURIBOR Loans, in each case then in effect less the fronting fee payable in respect of the applicable Letter of Credit, and (b) thereafter, the following percentages per annum, based upon the Average Historical Excess Availability as set forth in the most recent Monthly Borrowing Base Certificate received by the Administrative Agent pursuant to Section 6.01(e): Applicable Rate

-4- 1024613.07B-CHISR02A - MSW Pricing Level Average Historical Excess Availability (as a percentage of total Commitments) Eurocurrency Rate, CDOR Rate, EURIBOR Rate and Overnight Eurocurrency Rate for Loans and Letter of Credit Fees Base Rate and Canadian Prime Rate for Loans 1 less than 50% 1.75% 0.75% 2 greater than or equal to 1.50% 0.50% 50% Any increase or decrease in the Applicable Rate resulting from a change in the Average Historical Excess Availability shall become effective as of the first Business Day immediately following the date a Monthly Borrowing Base Certificate is delivered pursuant to Section 6.01(e) (each, an “Adjustment Date”); provided that the highest pricing level shall apply as of the first Business Day of each calendar month after the date on which a Monthly Borrowing Base Certificate was required to have been delivered but was not delivered and shall continue to so apply to and including the date on which such Monthly Borrowing Base Certificate is so delivered (and thereafter the pricing level previously in effect until otherwise determined in accordance with this definition). In addition, “Applicable Rate” means a percentage per annum equal to 0.25% on the average daily Unused Amount. Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined before the 91st day after the date on which all Loans have been repaid and all Commitments have been terminated that the Average Historical Excess Availability set forth in any Monthly Borrowing Base Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Average Historical Excess Availability been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Monthly Borrowing Base Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Average Historical Excess Availability for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.08(a) and 2.09(a) as a result of the miscalculation of the Average Historical Excess Availability shall be deemed to be (and shall be) due and payable upon the date that is five (5) Business Days after notice by the Administrative Agent to the Administrative Borrower of such miscalculation. If the preceding sentence is complied with the failure to previously pay such interest and fees shall not in and of itself constitute a Default and no amounts shall be payable at the Default Rate in respect of any such interest or fees. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the relevant L/C Issuer or Swing Line Lender, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

-5- 1024613.07B-CHISR02A - MSW “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Lenders and (c) with respect to any Swing Line Facility, (i) the applicable Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Lenders. “Approved Electronic Communications” means each Communication that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including any financial statement, financial and other report, notice, request, certificate and other information material; provided, however, that, solely with respect to delivery of any such Communication by any Loan Party to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, “Approved Electronic Communication” shall exclude (i) any notice of borrowing, letter of credit request, swing loan request, notice of conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.05(a) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article IV or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Arrangers” means Citigroup Global Markets Inc., Bank of America, N.A. and Wells Fargo Bank, National Association, each in its capacity as a Joint Lead Arranger. “Assignees” has the meaning specified in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E or any other form approved by the Administrative Agent. “Assignment Taxes” has the meaning specified in Section 3.01(f). “Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

-6- 1024613.07B-CHISR02A - MSW “Availability Requirements” means, at any time, that (i) Excess Availability shall not be less than zero, (ii) Adjusted Revolving Credit Exposure shall not exceed the Adjusted Line Cap; (iii) the aggregate Outstanding Amount of Revolving Credit Loans and Swing Line Loans to Avaya Deutschland shall not exceed the Avaya Deutschland Line Cap; and (iv) the aggregate Outstanding Amount of Revolving Credit Loans and Swing Line Loans to Avaya KG shall not exceed the Avaya KG Line Cap. “Availability Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to Section 2.15, as the Administrative Agent, in its Permitted Discretion, determines as being appropriate to reflect any impediments to the realization upon the Collateral consisting of Eligible Accounts or Eligible Inventory included in the Borrowing Base (including claims that the Administrative Agent determines will need to be satisfied in connection with the realization upon such Collateral). “Avaya Deutschland” has the meaning specified in the introductory paragraph to this Agreement. “Avaya Deutschland Borrowing Base” means, on any date, an amount equal to (y) 85% multiplied by the book value of Avaya Deutschland’s Eligible Accounts minus (z) any Reserves. “Avaya Deutschland Line Cap” means, at any time, the lesser of (y) the Avaya Deutschland Borrowing Base at such time and (z) the aggregate Revolving Credit Commitments at such time. “Avaya KG” has the meaning specified in the introductory paragraph to this Agreement. “Avaya KG Borrowing Base” means, on any date, an amount equal to (y) 85% multiplied by the book value of Avaya Deutschland’s Eligible Accounts minus (z) any Reserves. “Avaya KG Line Cap” means, at any time, the lesser of (y) the Avaya KG Borrowing Base at such time and (z) the aggregate Revolving Credit Commitments at such time. “Average Historical Excess Availability” means, at any Adjustment Date, the average daily Excess Availability for the three calendar month period immediately preceding such Adjustment Date (with the Borrowing Base for any day used to determine “Excess Availability” calculated by reference to the most recent Monthly Borrowing Base Certificate delivered to the Administrative Agent on or prior to such day pursuant to Section 6.01(e)). “Bankruptcy Code” means title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor statute. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) the sum of 1.00% plus the Eurocurrency Rate for a thirty (30) day Interest Period as determined on

-7- 1024613.07B-CHISR02A - MSW such day. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan denominated in Dollars that bears interest based on the Base Rate. “Blocked Account Agreement” has the meaning provided in Section 6.15(b). “Blocked Accounts” has the meaning provided in Section 6.15(b). “Borrower Obligations” means the Obligations of any Borrower. Without limiting the generality of the foregoing, the Borrower Obligations under the Loan Documents include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit and other reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Borrower under any Loan Document. “Borrower Transaction Requirements” means, with respect to any proposed Disposition, Investment, corporate or organizational action, Restricted Payment, or other event, action or transaction of any kind that affects the Equity Interests, or all or substantially all of the assets, of any Borrower, the satisfaction of each of the following requirements: (a) such Borrower or, if another Person becomes a Successor Borrower as a result of such event, such Successor Borrower shall remain at all times a wholly-owned direct Subsidiary of (i) a parent that is a wholly-owned direct or indirect Restricted Subsidiary of the Company (which parent, in the case of a European Borrower, shall be a Foreign Subsidiary and which shall be, or shall have become, a Foreign Guarantor in accordance with the Collateral and Guarantee Requirement) or (ii) in the case of the Canadian Borrower, the Company; (b) such event shall not adversely affect the Lien of the Administrative Agent in the Equity Interests of such Borrower or, if another Person becomes a Successor Borrower as a result of such event, such Successor Borrower or in any other Collateral, or the Foreign Guaranty, and the requirements of the Collateral and Guarantee Requirement shall have been met with respect to such event in accordance with Section 6.11; (c) the corporate or other organizational existence of such Borrower or, if another Person becomes a Successor Borrower as a result of such event, such Successor Borrower shall survive such event, and such Borrower or Successor Borrower shall remain incorporated or organized in the same jurisdiction as on the Closing Date; (d) any merger, amalgamation, or other consolidation of a Borrower with or into another Person, for which the Borrower does not survive such event, or any Disposition of all or substantially all of the assets of a Borrower to another Person that is a Restricted Subsidiary, shall be subject to the following requirements: (A) the Person

-8- 1024613.07B-CHISR02A - MSW formed by or surviving such merger, amalgamation or consolidation, or such transferee of all or substantially all of such Borrower's assets (in each case, any such Person, the “Successor Borrower”) shall expressly assume all the obligations of the non-surviving (or transferor) Borrower under this Agreement and the other Loan Documents to which the non-surviving (or transferor) Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (B) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the applicable Guaranty confirmed that its Guarantee of the Obligations or the Borrower Obligations, as applicable, shall apply to the Successor Borrower’s obligations under this Agreement, (C) each Foreign Loan Party, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (D) the Company shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger, amalgamation or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the non-surviving (or transferor) Borrower under this Agreement; provided however, that the foregoing shall not prohibit the sale, transfer or other disposition of 100% of the Equity Interests (or all or substantially all of the assets) of any Borrower to an unaffiliated third party to the extent otherwise permitted under this Agreement (including pursuant to Section 7.05) and the other Loan Documents, or the designation of a Borrower (or its direct or indirect Parent) as an Unrestricted Subsidiary in accordance with Section 6.14, in each case so long as (i) prior to (or contemporaneously with) such sale, transfer, disposition or designation, all Loans of such Borrower have been repaid and all Letters of Credit of such Borrower terminated (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, a backstop letter of credit is in place), and (ii) the Availability Requirements shall be met both immediately before and after such sale, transfer, disposition or designation, in each case after giving effect to such sale, transfer, disposition or designation and the removal of the assets of the Borrower whose Equity Interests or assets were sold, transferred or otherwise disposed of in such transaction, or which has become an Unrestricted Subsidiary, from the Borrowing Base (which shall be deemed to occur automatically upon the occurrence of such transaction) on a pro forma basis. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Protective Advance, as the context may require. “Borrowing Base” means the Adjusted Borrowing Base, the Canadian Borrowing Base, the U.K. Borrowing Base, the Irish Borrowing Base, the Avaya Deutschland Borrowing Base, the Avaya KG Borrowing Base and/or the Total Borrowing Base, as the context may require. Each Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 6.01(e).

-9- 1024613.07B-CHISR02A - MSW “Borrowing Base Certificate” means a certificate, duly executed by a Responsible Officer of the Administrative Borrower, appropriately completed and substantially in the form of Exhibit K or another form that is acceptable to the Administrative Agent in its reasonable discretion. “Bridge Facility Agreement” means that certain Senior Unsecured Bridge Agreement, dated as of October 26, 2007, among the Company, the other parties thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, together with the Exchange Notes Indenture between the Company, the other parties thereto and a trustee to be named therein, in each case, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement. “Bridge Facility Debt” means, collectively, (i) $700,000,000 in aggregate principal amount of the Company’s senior unsecured loans under the Bridge Facility Agreement and term loans and exchange notes (including any exchange notes issued in exchange for previously issued notes pursuant to an exchange and registration rights agreement) issued in lieu thereof or in exchange therefor pursuant to the Bridge Facility Agreement that do not increase the aggregate principal amount thereof and (ii) $750,000,000 in aggregate principal amount of the Company’s senior unsecured PIK toggle loans under the Bridge Facility Agreement and term loans and exchange notes (including any exchange notes issued in exchange for previously issued notes pursuant to an exchange and registration rights agreement) issued in lieu thereof or in exchange therefor pursuant to the Bridge Facility Agreement that do not increase the aggregate principal amount thereof and any additional loans or notes issued or any increase in the outstanding principal amount thereof, in each case, in lieu of cash interest in accordance with the Bridge Facility Agreement. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or in the jurisdiction where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market; (b) if such day relates to any interest rate settings as to a EURIBOR Loan, any fundings, disbursements, settlements and payments in Euros in respect of any such EURIBOR Loan, or any other dealings in Euros to be carried out pursuant to this Agreement in respect of any such EURIBOR Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Sterling, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London interbank market for Sterling;

-10- 1024613.07B-CHISR02A - MSW (d) if such day relates to any fundings, disbursements, settlements and payments in Sterling in respect of any such Eurocurrency Rate Loan, or any other dealings in Sterling to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than interest rate settings), means any such day on which banks are open for foreign exchange business in London; and (e) if such day relates to any Loans to the Canadian Borrower, any interest rate settings as to a Canadian Dollar Loan, any fundings, disbursements, settlements and payments in Canadian Dollars in respect of any Canadian Dollar Loan, or any other dealings in Canadian Dollars to be carried out pursuant to this Agreement in respect of any Canadian Dollar Loan, means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, Toronto, Canada. “Calculation Certificate” means a certificate substantially in the form of Exhibit D. “CAM Agreement” has the meaning specified in Section 4.01(m). “Canadian Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Canadian Borrowing Base” means, on any date, an amount equal to (x) 85% multiplied by the book value of the Canadian Borrower’s Eligible Accounts plus (y) 85% multiplied by the Net Orderly Liquidation Value of the Canadian Borrower’s Eligible Inventory minus (z) any Reserves. “Canadian Defined Benefit Plan” means any Canadian Pension Plan which contains a “defined benefit provision” as defined in subsection 147.1(l) of the ITA. “Canadian Dollar Loan” means a Loan denominated in Canadian Dollars. “Canadian Dollar” and “C$” mean lawful money of Canada. “Canadian Guarantor” means each Restricted Subsidiary organized in Canada that provides (or is required to provide) a Guaranty pursuant to the terms hereof. “Canadian Loan Party” means any of the Canadian Borrower and each Canadian Guarantor. “Canadian Pension Plan” means each pension plan required to be registered under Canadian federal or provincial law which is maintained or contributed to by, or to which there is or may be an obligation to contribute by, any Borrower or Guarantor in respect of any Person’s employment in Canada with such Borrower or Guarantor, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, or any other pension plan maintained by any government of any other province or territory of Canada, respectively.

-11- 1024613.07B-CHISR02A - MSW “Canadian Prime Rate” means on any date, the higher of (i) a fluctuating rate of interest per annum equal to the rate of interest in effect for such day as publicly announced from time to time by Citibank N.A., Canadian branch as its “Base Rate” (or its equivalent or analogous rate) and (ii) the sum of 1.00% plus the CDOR Rate for a thirty (30) day Interest Period as determined on such day. The “Base Rate” (or its equivalent or analogous rate) is a rate set by Citibank N.A., Canadian branch based upon various factors including Citibank N.A., Canadian branch’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans made in Canadian Dollars in Canada, which may be priced at, above, or below such announced rate. Any change in such rate shall take effect at the opening of business on the day of such change. In the event Citibank N.A., Canadian branch (including any successor or assignee) does not at any time announce a “Base Rate”, clause (i) of Canadian Prime Rate shall mean the “Base Rate” (or its equivalent or analogous rate), being the rate for loans made in Canadian Dollars in Canada) publicly announced by a Canadian Schedule 1 Chartered Bank selected by Administrative Agent. “Canadian Prime Rate Loan” means a Loan denominated in Canadian Dollars that bears interest based on the Canadian Prime Rate. “Canadian Security Agreement” means, collectively (i) the security agreements substantially in the form of Exhibit G-1, including all subparts thereto, among the Canadian Loan Parties (and such other Persons as may be party thereto) and the Administrative Agent for the benefit of the Secured Parties and (ii) to the extent expressed to be governed by the Laws of any province or territory of Canada, each pledge agreement, mortgage, deed of hypothec, debenture, bond, security agreement, guarantee or other agreement that is entered into by any Canadian Loan Party in favor of the Administrative Agent, and any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Canada (or any subdivision thereof), securing the Obligations, entered into pursuant to the terms of this Agreement or any other Loan Document, in each case as the same may be amended, restated or otherwise modified from time to time. “Canadian Swing Line Lender” means Citibank, N.A., Canadian Branch, in its capacity as provider of Canadian Swing Line Loans, or any successor swing line lender hereunder. “Canadian Swing Line Loan” has the meaning specified in Section 2.04(a). “Canadian Swing Line Sublimit” means, with respect to Canadian Swing Line Loans, a Dollar Amount equal to $5,000,000. The Canadian Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including amounts expended or capitalized under Capitalized Leases) by the Company and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Company and the Restricted Subsidiaries; provided that the term “Capital Expenditures” shall not include (i) expenditures made in connection with the replacement, substitution, restoration or repair of

-12- 1024613.07B-CHISR02A - MSW assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, substituted, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of plant, property or equipment or software to the extent financed with the proceeds of Dispositions that are not required to be applied to prepay the Obligations, the Domestic Facilities or the CF Facilities, (iv) expenditures that are accounted for as capital expenditures by the Company or any Restricted Subsidiary and that actually are paid for, or reimbursed to the Company or any Restricted Subsidiary in cash or Cash Equivalents, by a Person other than the Company or any Restricted Subsidiary and for which neither the Company nor any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation (other than rent) in respect of such expenditures to such Person or any other Person (whether before, during or after such period), (v) the book value of any asset owned by the Company or any Restricted Subsidiary prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period, provided that (x) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period in which such expenditure actually is made and (y) such book value shall have been included in Capital Expenditures when such asset was originally acquired, (vi) expenditures that constitute Permitted Acquisitions, (vii) interest capitalized during such period, (viii) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (A) used or surplus equipment traded in at the time of such purchase and (B) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business, (ix) expenditures relating to the construction, acquisition, replacement, reconstruction, development, refurbishment, renovation or improvement of any property which has been transferred to a Person other than the Company or a Restricted Subsidiary during the same fiscal year in which such expenditures were made pursuant to a sale-leaseback transaction to the extent of the cash proceeds received by the Company or such Restricted Subsidiary pursuant to such sale-leaseback transaction or (x) expenditures financed with the proceeds of an issuance of Equity Interests of the Company or a capital contribution to the Company. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted

-13- 1024613.07B-CHISR02A - MSW Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries. “Carrier Reserve” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, a reserve with respect to amounts unpaid to shippers and other common carriers in respect of Inventory located in Germany. “Cash Collateral” has the meaning specified in the definition of Cash Collateralize. “Cash Collateral Account” means a blocked account at Citibank (or any successor Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent. “Cash Collateralize” means, in respect of an obligation, to provide and pledge cash collateral in Dollars or any Alternative Currency (“Cash Collateral”), at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and (as applicable) the relevant L/C Issuer (and “Cash Collateralization” has a corresponding meaning), which documentation is hereby consented to by the Appropriate Lenders. “Cash Dominion Event” means either (i) the occurrence and continuance of any Specified Event of Default, or (ii) a Liquidity Event under clause (b) or (c) of the definition of “Liquidity Event” has existed for five (5) consecutive Business Days, and in the case of this clause (ii), the Administrative Agent has notified the Administrative Borrower thereof. The occurrence of a Cash Dominion Event shall be deemed continuing at the Administrative Agent’s option (x) if the Cash Dominion Event arises under clause (i) above, so long as such Specified Event of Default is continuing, or (y) if the Cash Dominion Event arises under clause (ii) above, until a Liquidity Exit Event occurs, in which case a Cash Dominion Event shall no longer be deemed to be continuing; provided that a Cash Dominion Event shall be deemed continuing (even if a Liquidity Exit Event otherwise occurs) at all times in any four fiscal quarter period after a Cash Dominion Event has occurred and been discontinued on two occasions in such four fiscal quarter period. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Company or any Restricted Subsidiary: (a) Dollars; (b) (i) Canadian Dollars, Yen, Sterling, Euros or any national currency of any participating member state of the EMU or (ii) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

-14- 1024613.07B-CHISR02A - MSW (c) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition; (d) certificates of deposit, time deposits and eurodollar time deposits with maturities of two years or less from the date of acquisition, bankers’ acceptances with maturities not exceeding two years and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $250,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks; (e) repurchase obligations for underlying securities of the types described in clauses (c), (d) and (g) entered into with any financial institution meeting the qualifications specified in clause (d) above; (f) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Company) and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition; (g) marketable short-term money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Company); (h) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Company); (i) solely for the purpose of determining if an Investment therein is allowed under this Agreement and for the avoidance of doubt not for the calculation of the Secured Leverage Ratio and the Total Leverage Ratio, readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Company) with maturities of 24 months or less from the date of acquisition; (j) solely for the purpose of determining if an Investment therein is allowed under this Agreement and for the avoidance of doubt not for the calculation of the

-15- 1024613.07B-CHISR02A - MSW Secured Leverage Ratio and the Total Leverage Ratio, readily marketable direct obligations issued by any foreign government or any political subdivision or instrumentality thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Company) with maturities of 24 months or less from the date of acquisition; and (k) investment funds investing substantially all of their assets in securities of the types described in clauses (a) through (h) above. In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (a) through (k) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (k) and in this paragraph. “Cash Income Taxes” means, with respect to any period, all taxes based on income paid in cash by the Company and its Restricted Subsidiaries during such period. “Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements. “Cash Management Systems” means the cash management systems described in Section 6.15. “CDOR Loan” means a Loan denominated in Canadian Dollars that bears interest based on the applicable CDOR Rate. “CDOR Rate” means with respect to each Interest Period for a CDOR Loan, the rate of interest per annum equal to the average rate applicable to Canadian Dollar Bankers’ Acceptances having an identical or comparable term as the proposed CDOR Loan displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at approximately 10:00 a.m. Toronto time on the first day of such Interest Period (or, if the first day of such Interest Period is not a Business Day, as of approximately 10:00 a.m. Toronto time on the immediately preceding Business Day), plus five (5) basis points; provided that if such rate does not appear on the CDOR Page at such time on such date, the rate for such date will be the annual interest rate equivalent to the discount rate as of approximately 10:00 a.m. Eastern time on such day at which one of the three largest Canadian chartered banks listed on Schedule I of the Bank Act (Canada) as selected by Administrative Agent is then offering to purchase Canadian Dollar denominated bankers’ acceptances accepted by it having such specified term (or a term as closely as possible

-16- 1024613.07B-CHISR02A - MSW comparable to such specified term), plus five (5) basis points; provided further that, in each case, if any such rate is below zero, the CDOR Rate shall be deemed to be zero. “CF Administrative Agent” means any of (a) Citibank in its capacity as administrative agent and collateral agent and (b) The Bank of New York Mellon Trust Company, N.A. in its capacity as trustee and collateral agent, in each case, under the CF Credit Agreement, or any successor administrative agent, trustee and/or collateral agent under the CF Credit Agreement. “CF Credit Agreement” means any of (a) that certain Third Amended and Restated Credit Agreement, dated as of December 21, 2012, among the Company, Holdings, the lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer, (b) that certain Indenture, dated as of February 11, 2011, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Company’s Existing 7.00% Secured Notes and (c) that certain Indenture, dated as of December 21, 2012, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Company’s Existing 9.00% Secured Notes, in each case, as any of the agreements described in clauses (a), (b) and (c) hereof may be amended, restated, modified, supplemented, replaced or refinanced from time to time. “CF Facilities” means the credit facilities and other Indebtedness under the CF Credit Agreement. “CF Facility Documentation” means the CF Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith. “Change of Control” means the earliest to occur of: (i) at any time prior to the consummation of a Qualifying IPO, the (a) Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, at least a majority of the then outstanding voting power of the Voting Stock of Holdings or the Sponsors ceasing to have the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Holdings; or (ii) at any time upon or after the consummation of a Qualifying IPO, the acquisition by (A) any Person (other than one or more Permitted Holders) or (B) Persons (other than one or more Permitted Holders) that are together a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any such group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d- 5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than the greater of (x) thirty-

-17- 1024613.07B-CHISR02A - MSW five percent (35%) of the then outstanding voting power of the Voting Stock of Holdings and (y) the percentage of the then outstanding voting power of Voting Stock of Holdings owned, in the aggregate, directly or indirectly, beneficially and of record, by the Permitted Holders; unless, in the case of clause (a)(ii) above, one or more Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Holdings; or (b) any “Change of Control” (or any comparable term) in any document pertaining to the CF Facilities, the Bridge Facility Agreement, the Domestic Credit Agreement or any other Indebtedness with an aggregate principal amount in excess of the Threshold Amount; or (c) subject to Section 7.04, the Company ceases to be a direct wholly-owned Subsidiary of Holdings; or (d) any Borrower ceases to be (i) a direct wholly-owned Subsidiary of its immediate parent as of the Closing Date or (ii) an indirect wholly-owned Subsidiary of the Company, in each case under this clause (d), except in a transaction otherwise permitted hereunder. “Citibank” means Citibank, N.A. “Class” when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Loans or Protective Advances. “Closing Date” means June 4, 2015. “Code” means the U.S. Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, as amended from time to time. “Co-Investor” means any of (1) Sierra Co-Invest, LLC or any successor thereto or (2) any Affiliate of any lender party to the CF Facilities or any Affiliate of any Lender directly or indirectly holding Voting Stock of the Issuer on October 26, 2007. “Collateral” means all the “Collateral” or “Secured Assets” (or equivalent terms) as defined in any Collateral Document. “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgment agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of or having a Lien upon, Inventory or other Collateral (or books and records relating thereto), in each case, in form and substance reasonably satisfactory to Administrative Agent. “Collateral and Guarantee Requirement” means, at any time, the requirement that:

-18- 1024613.07B-CHISR02A - MSW (a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) or (x) or pursuant to Section 6.11, Section 6.13 or Section 6.15 at such time, duly executed by each Loan Party party thereto; (b) all Borrower Obligations shall have been unconditionally guaranteed jointly and severally by each other Borrower and each direct parent (that is not a Domestic Subsidiary) of each Borrower; (c) all Obligations shall have been unconditionally guaranteed on an unsecured basis by the Company and each Restricted Subsidiary of the Company that is a wholly-owned Material Domestic Subsidiary and not an Excluded Subsidiary (unless such Material Domestic Subsidiary does not provide a guarantee of the obligations under the CF Facilities); (d) the Borrower Obligations and each Foreign Guaranty shall have been secured by (i) a valid, enforceable and, to the extent applicable, perfected, first-priority pledge of all of the Equity Interests of each European Borrower owned by each Foreign Guarantor and (ii) in the case of the Borrower Obligations, a valid, enforceable and, to the extent applicable, perfected, first-priority security interest over substantially all of the present and after-acquired assets of the Borrowers, including but not limited to: (1) a valid, enforceable and, to the extent applicable, perfected, first-priority security interest in all personal property of the Borrowers consisting of accounts receivable, inventory, cash, deposit accounts, securities accounts (including all investment property held therein or credited thereto), certain assets related thereto (as further specified in the Collateral Documents) and all proceeds of the foregoing (in each case subject to exceptions as further specified in the Collateral Documents) (the “Foreign Current Asset Collateral”), (2) a valid, enforceable and, to the extent applicable, perfected, first-priority pledge of all the Equity Interests held by each Borrower in any wholly-owned Material Foreign Subsidiary of such Borrower (other than any Unrestricted Subsidiary) incorporated in the same jurisdiction as such Borrower or in any of Germany, the United Kingdom, Ireland and Canada (the “Foreign Pledged Collateral”) and (3) valid, enforceable and, to the extent applicable, perfected, first-priority security interests in substantially all tangible and intangible assets of the Borrowers other than Foreign Current Asset Collateral and Foreign Pledged Collateral (including but not limited to equipment, general intangibles, investment property (other than investment property constituting Foreign Current Asset Collateral), intercompany loans and notes and proceeds of the foregoing, but excluding (x) all real estate property, (y) motor vehicles, and (z) intellectual property (other than pursuant to any floating charge created under any U.K. Security Agreement or Irish Security Agreement)); (e) notwithstanding anything to the contrary herein, (i) the Irish Borrower will grant to the Administrative Agent a first-priority fixed and floating charge over all of its assets pursuant to a debenture governed by the laws of Ireland, a first priority fixed and floating charge over, and assignment of, certain deposit accounts, and all of its other assets, in each case which are located or otherwise situated in England and Wales or which are governed by English law, pursuant to a security agreement governed by the

-19- 1024613.07B-CHISR02A - MSW laws of England and Wales, a first-priority pledge of receivables pursuant to a security document governed by the laws of the Netherlands, a first-priority security over all its movable assets (excluding motor vehicles) located or otherwise situated in Germany pursuant to a security transfer agreement governed by the laws of Germany, and a first- priority security interest over certain of its assets pursuant to security documents governed by the laws of the United States, and (ii) Avaya Holdings Limited will grant to the Administrative Agent a first-priority fixed and floating charge over all of its assets pursuant to a debenture governed by the laws of Ireland; and (f) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Administrative Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Foreign Loan Parties on such date) where it reasonably determines, in consultation with the Administrative Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Notwithstanding anything to the contrary contained herein or in any other Loan Document, no Foreign Loan Party will have any obligations or liabilities under or with respect to the Domestic Facilities, and neither any property or any Collateral of any Foreign Loan Party, nor the proceeds thereof, shall be required to be used to pay or otherwise satisfy any loans, letter of credit obligations or other liabilities or obligations under or pursuant to the Domestic Facilities or any other “Obligations” (as defined in the Domestic Credit Agreement). “Collateral Documents” means, collectively, the U.S. Security Agreement, each Foreign Security Agreement, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 4.01(a)(iii), Section 6.11 or Section 6.13, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties. “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower or any other Restricted Subsidiary in the ordinary course of business of such Borrower or such Restricted Subsidiary.

-20- 1024613.07B-CHISR02A - MSW “Commitment” means, as to each Lender, a Revolving Credit Commitment and such Lender’s commitment to acquire participations in Protective Advances. “Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A. “Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents including, without limitation, all Approved Electronic Communications. “Company” means Avaya Inc., a Delaware corporation. “Concentration Account” shall have the meaning provided in Section 6.15(c). “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person, including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and Capitalized Software Expenditures for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period: (a) increased (without duplication) by the following: (i) provision for taxes based on income or profits or capital, including federal, state, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest related to such taxes or arising from any tax examinations, to the extent the same were deducted (and not added back) in computing such Consolidated Net Income and the net tax expense associated with any adjustments made pursuant to clauses (a) through (o) of the definition of “Consolidated Net Income”; plus (ii) total interest expense of such Person for such period and, to the extent not reflected in such total interest expense, any losses with respect to obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains with respect to such obligations, plus bank fees and costs of surety bonds in connection with financing activities, to the extent in each case the same were deducted (and not added back) in calculating such Consolidated Net Income; plus

-21- 1024613.07B-CHISR02A - MSW (iii) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent deducted (and not added back) in computing Consolidated Net Income; plus (iv) the amount of any restructuring charges, accruals and reserves deducted (and not added back) in such period in computing Consolidated Net Income; plus (v) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary to the extent deducted (and not added back) in such period in computing such Consolidated Net Income; plus (vi) the amount of management, monitoring, consulting and advisory fees (including termination fees and transaction fees) and indemnities and expenses paid or accrued in such period under the Sponsor Management Agreement or otherwise to the Sponsors and deducted (and not added back) in such period in computing such Consolidated Net Income; plus (vii) the amount of extraordinary, non-recurring or unusual losses (including all fees and expenses relating thereto) or expenses, Transaction Expenses (as defined in the Domestic Credit Agreement), costs incurred in connection with being a public company prior to the Closing Date (as defined in the Domestic Credit Agreement), integration costs, transition costs, pre-opening, opening, consolidation and closing costs for facilities, costs incurred in connection with any strategic initiatives, costs incurred in connection with acquisitions after the Closing Date (as defined in the Domestic Credit Agreement), other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design and implementation costs), project start-up costs, restructuring costs and curtailments or modifications to pension and post-retirement employee benefit plans; plus (viii) the amount of cost savings projected by the Company in good faith to be realized as a result of specified actions taken during such period or expected to be taken (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions, provided that (A) such amounts are reasonably identifiable and factually supportable, (B) such actions are taken, committed to be taken or expected to be taken within 36 months after the Closing Date (as defined in the Domestic Credit Agreement), (C) no cost savings shall be added pursuant to this clause (viii) to the extent duplicative of any expenses or charges that are otherwise added back in computing Consolidated EBITDA with respect to such period and (D) the aggregate amount of cost savings added pursuant to this clause (viii) shall not exceed $100,000,000 for any period consisting of four consecutive quarters; plus

-22- 1024613.07B-CHISR02A - MSW (ix) any costs or expense incurred by Holdings, the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of Holdings or the Company or net cash proceeds of an issuance of Equity Interests of Holdings or the Company (other than Disqualified Equity Interests); plus (x) any net loss from discontinued operations; plus (xi) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; (b) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period: (i) any net income from discontinued operations; plus (ii) the amount of extraordinary, non-recurring or unusual gains (less all fees and expenses relating thereto); (c) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of FASB Interpretation No. 45 (Guarantees). “Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, however, that, without duplication, (a) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period shall be excluded, (b) any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded, (c) any net after-tax effect of gains or losses (less all fees, expenses and charges) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business, as determined in good faith by the Company, shall be excluded, (d) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Company shall be increased by the amount of dividends or distributions or other payments that are actually

-23- 1024613.07B-CHISR02A - MSW paid in Cash Equivalents (or to the extent converted into Cash Equivalents) to the Company or a Restricted Subsidiary thereof in respect of such period, (e) effects of adjustments (including the effects of such adjustments pushed down to the Company and the Restricted Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded, (f) any net after-tax effect of income (loss) from the early extinguishment or conversion of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments shall be excluded, (g) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long- lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded, (h) any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs shall be excluded, and any cash charges associated with the rollover, acceleration or payout of Equity Interests by management of the Company or any of its direct or indirect parents in connection with the Transactions (as defined in the Domestic Credit Agreement), shall be excluded, (i) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, asset disposition, incurrence or repayment of Indebtedness (including such fees, expenses or charges related to the offering of the Bridge Facility Debt or any Indebtedness incurred in a refinancing thereof, the CF Facilities, the Loans (as defined in the Domestic Credit Agreement), the Loans hereunder and any credit facilities), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Bridge Facility Debt or any Indebtedness incurred in a refinancing thereof, the CF Facilities, the Loans (as defined in the Domestic Credit Agreement), the Loans hereunder and any credit facilities (including without limitation the Transaction Expenses and the Restatement Transaction Expenses (each, as defined in the Domestic Credit Agreement))) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded,

-24- 1024613.07B-CHISR02A - MSW (j) accruals and reserves that are established within twelve months after the Closing Date (as defined in the Domestic Credit Agreement) that are so required to be established as a result of the Transactions (as defined in the Domestic Credit Agreement) (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP shall be excluded, (k) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, Permitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Company has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded, (l) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded; (m) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Statement on Financial Accounting Standards Nos. 87, 106 and 112, and any other items of a similar nature, shall be excluded; and (n) the following items shall be excluded: (i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; (ii) any net unrealized gain or loss (after any offset) resulting from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net gain or loss resulting from obligations under an Swap Contracts for currency exchange risk) and any foreign currency translation gains or losses; (iii) any non-cash charges, expenses and losses, including any (A) write-offs or write-downs, (B) equity-based awards compensation expense, (C) losses on sales, disposals or abandonment of, or any impairment charges or asset write-down or write-off related to, intangible assets, long-lived assets and

-25- 1024613.07B-CHISR02A - MSW investments in debt and equity securities and (D) all losses from investments recorded using the equity method, reducing such Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall reduce Consolidated Net Income to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); and (iv) any non-cash gains for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income in any prior period and any non- cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated Net Income in such prior period. “Consolidated Secured Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of Holdings, the Company or any Restricted Subsidiary, but excluding any such Indebtedness of the type described in Section 7.03(e) of this Agreement. “Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Company and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions (as defined in the Domestic Credit Agreement) or any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (l) and (s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Company and the Restricted Subsidiaries as of such date; provided that Consolidated Total Debt shall not include Indebtedness in respect of (i) any letter of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Debt until 3 days after such amount is drawn, (ii) obligations under Swap Contracts and (iii) any non-recourse debt. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” has the meaning specified in the definition of “Affiliate.” “Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Sponsor, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Company and/or other companies.

-26- 1024613.07B-CHISR02A - MSW “Corresponding Debt” has the meaning specified in Section 10.34(a). “Cost” means the cost of purchases of Inventory determined according to the accounting policies used in the preparation of the Company’s financial statements. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Insurance” means credit insurance arrangements and related documentation (including security) in form and substance, and with a creditworthy insurer, satisfactory to the Administrative Agent in its Permitted Discretion. “Cross- and Upstream Liability Obligations” has the meaning specified in Section 10.32(c)(ii). “DDAs” means any checking or other demand deposit account maintained by a Borrower. All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of Collateral and the Administrative Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs, subject to the Collateral Documents. “Debtor Relief Laws” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), the UK Insolvency Act 1986, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, arrangement, rearrangement, readjustment, composition, liquidation, receivership, insolvency, reorganization, examinership, or similar debtor relief or debt adjustment Laws of the United States, Canada, England and Wales, Ireland, Germany or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including (solely with respect to any corporation incorporated under the laws of Canada or any province or territory thereof) any corporate law of any jurisdiction permitting a debtor to compromise the claims of its creditors against it and including any rules and regulations pursuant thereto. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Canadian Prime Rate Loan, a Eurocurrency Rate Loan, a CDOR Loan or a EURIBOR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws. “Defaulting Lender” means, at any time, a Lender that (i) has failed for three or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to any L/C Issuer in respect of an L/C Borrowing and/or make a payment to a Swing Line Lender in respect of a Swing Line Loan (each a “funding obligation”), (ii) has notified the Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on its funding obligations under any other loan agreement

-27- 1024613.07B-CHISR02A - MSW or credit agreement or other similar financing agreement (absent a good faith dispute), (iii) has, for three or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, or (iv) has had a Lender Insolvency Event that has occurred and is continuing with respect to such Lender. Any determination that a Lender is a Defaulting Lender under clauses (i) through (iv) above will be made by the Administrative Agent in its sole discretion acting in good faith. “Delegate” means any delegate, agent, attorney, trustee or co-trustee appointed by the Administrative Agent or any Receiver. “Designated Non-Cash Consideration” means the Fair Market Value of non- cash consideration received by the Company or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition). “Dilution Percentage” means, at any time, an amount (expressed as a percentage) equal to (i) the sum (without duplication) of all deductions, credit memos, returns, adjustments, allowances, bad-debt write-offs and other non-cash credits which are recorded (or should have been recorded) in accordance with a Borrower’s standard policies, by such Borrower to reduce its accounts receivable, divided by (ii) the sum of aggregate Accounts generated by such Borrower, in the case of each of clauses (i) and (ii) for the 12 fiscal months of the Company then most recently ended as shown in the Monthly Borrowing Base Certificate most recently delivered pursuant to Section 6.1(e). “Dilution Reserve” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, with respect to each Borrower an amount equal to the product of (a) the positive result, if any, of the Dilution Percentage for such Borrower at such time minus 5% multiplied by (b) the Eligible Accounts of such Borrower at such time. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests of a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that no transaction or series of related transactions (unless involving the sale, transfer or other disposition of Equity Interests of a Borrower) shall be considered a “Disposition” for purposes of Section 7.05 unless the net cash proceeds resulting from such transaction or series of transactions shall exceed $5,000,000. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or any other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any

-28- 1024613.07B-CHISR02A - MSW rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable, the termination of the Commitments and the termination, or backstop on terms satisfactory to the Administrative Agent in its sole discretion, of all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part or (c) provides for the scheduled payments of dividends in cash, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Company or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Company or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Document” has the meaning set forth in Article 9 of the Uniform Commercial Code. “Documentation Agent” means Bank of America, N.A., as Documentation Agent under this Agreement. “Dollar” and “$” mean lawful money of the United States. “Dollar Amount” means, at any time: (a) with respect to an amount denominated in Dollars, such amount; and (b) with respect to an amount denominated in an Alternative Currency, an equivalent amount thereof in Dollars as determined by the Administrative Agent or the relevant L/C Issuer or Swing Line Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars such Alternative Currency. “Dollar Loan” means a Loan denominated in Dollars. “Domestic Borrowing Base” means the “Borrowing Base” as defined in the Domestic Credit Agreement. “Domestic Commitments” means the “Revolving Credit Commitments” as defined in the Domestic Credit Agreement. “Domestic Credit Agreement” means that certain Credit Agreement, dated as of October 26, 2007, among the Company, as a borrower, Avaya Holdings Corp., certain Subsidiaries of the Company from time to time party thereto, as borrowers, Citicorp USA Inc., as administrative agent, Citibank, N.A., as L/C issuer, and each lender and swing line lender from time to time party thereto, as the same may be amended, restated, modified, supplemented, replaced or refinanced from time to time. “Domestic Excess Availability” means “Excess Availability” as defined in the Domestic Credit Agreement.

-29- 1024613.07B-CHISR02A - MSW “Domestic Facilities” means the credit facilities under the Domestic Credit Agreement. “Domestic Facility Documentation” means the Domestic Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Dutch Law” means the laws directly applicable in the Netherlands. “Dutch Security Agreement” means, collectively (i) the Dutch Law security agreements substantially in the form of Exhibit G-6, including all subparts thereto, among the applicable Foreign Loan Parties signatory thereto (and such other Persons as may be party thereto) and the Administrative Agent for the benefit of the Secured Parties and (ii) to the extent expressed to be governed by Dutch Law, each pledge agreement, mortgage, security agreement, guarantee or other agreement that is entered into by any Foreign Loan Party in favor of the Administrative Agent, and any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of the Netherlands (or any subdivision thereof), securing the Obligations, entered into pursuant to the terms of this Agreement or any other Loan Document, in each case as the same may be amended, restated or otherwise modified from time to time. “Eligible Accounts” means, as of any date of determination thereof, the aggregate amount of all Accounts due to any Borrower, except to the extent that (determined without duplication): (a) except as provided in clause (v) of this definition, such Account does not arise from the sale of goods or the performance of services by a Borrower in the ordinary course of its business; (b) (i) such Borrower’s right to receive payment is contingent upon the fulfillment of any condition whatsoever (other than the preparation and delivery of an invoice) or (ii) as to which such Person is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process; (c) any defense, counterclaim, setoff or dispute exists as to such Account, but only to the extent of such defense, counterclaim, setoff or dispute; (d) such Account is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for the sale of goods to or services rendered for the applicable Account Debtor; (e) an invoice, in form and substance consistent with such Borrower’s credit and collection policies, or otherwise reasonably acceptable to the Administrative Agent (it being understood that the forms used by the Borrowers on the Closing Date are satisfactory to the Administrative Agent), has not been prepared in respect of such

-30- 1024613.07B-CHISR02A - MSW Account within two Business Days of the date as of which such Account is originated or has not been sent to the applicable Account Debtor in respect of such Account within 30 days of such preparation or otherwise reported to the Administrative Agent as Collateral (including Accounts identified as inactive, warranty or otherwise not attributable to an Account Debtor); (f) such Account (i) is not owned by a Borrower or (ii) is subject to any Lien, other than Liens permitted hereunder pursuant to clauses (a), (c), (e), (h), (j), (k), (q), (t), (x), (z), (gg), (hh) and (dd) (in the case of Liens permitted hereunder pursuant to clause (dd), to the extent such Liens relate to Liens permitted under any of such other clauses listed above) of Section 7.01; (g) such Account is the obligation of an Account Debtor that is (i) a director, officer, other employee or Affiliate of a Loan Party (other than Accounts arising from the sale of goods or provision of services delivered to such Account Debtor in the ordinary course of business), (ii) a natural person or (iii) only if such Account obligation has not been incurred in the ordinary course or on arms’ length terms, to any entity that has any common officer or director with a Loan Party; (h) Accounts subject to a partial payment plan; (i) such Borrower is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower but only to the extent of the potential offset; (j) upon the occurrence of any of the following with respect to such Account: (i) the Account is not paid within 90 days of the original due date or 120 days following the original invoice date (150 days following the original invoice date with respect to customers listed on Schedule 1.01E); provided that up to $10,000,000 of Accounts not paid within 120 days following the original invoice date (150 days following the original invoice date with respect to customers listed on Schedule 1.01E) shall not be deemed ineligible pursuant to this clause (j)(i) for such reason, unless any such account is not paid within 180 days following the original invoice date; provided further, that in calculating delinquent portions of Accounts under this clause, unapplied credit balances more than 90 days past their original due date or 120 days following the original invoice date (150 days following the original invoice date with respect to customers listed on Schedule 1.01E) will be excluded; provided further, that upon the written request of the Administrative Borrower, the Administrative Agent may from time to time in its Permitted Discretion add additional customers to Schedule 1.01E; (ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; (iii) any Account Debtor obligated upon such Account is a debtor or a debtor in possession under any bankruptcy law or any other federal, state or

-31- 1024613.07B-CHISR02A - MSW foreign (including any provincial or territorial) receivership, insolvency relief or other law or laws for the relief of debtors or other Debtor Relief Law; or (iv) with respect to which Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason; (k) such Account is the obligation of an Account Debtor from whom 30% or more of the Dollar Amount of all Accounts owing by that Account Debtor are ineligible under clause (j)(i) of this definition; (l) such Account, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination, exceeds 20% (or, solely for Accounts owing by Westcon Group, a division of Datatec Limited, 35%) of all Eligible Accounts, but, in each case, only the extent of such excess; (m) such Account is one as to which the Administrative Agent’s Lien thereon, on behalf of itself and the Lenders, is not a first priority perfected Lien, subject to Liens permitted hereunder pursuant to clauses (c), (e), (h), (j), (k), (q), (t) and (x) of Section 7.01; (n) any of the representations or warranties in the Loan Documents with respect to such Account are untrue in any material respect with respect to such Account (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue); (o) such Account is evidenced by a judgment, Instrument or Chattel Paper (each such term as defined in the Uniform Commercial Code) (other than Instruments or Chattel Paper that are held by a Borrower or that have been delivered to the Administrative Agent); (p) such Account is payable in any currency other than Dollars, provided that Eligible Accounts of a Canadian Borrower may also be payable in Canadian Dollars, and Eligible Accounts of a European Borrower may also be payable in Sterling, Euro, Australian Dollars, Thai Baht, Croatian Kuna, United Arab Emirates Dirham, Chinese Yuan, Swedish Krona, and South African Rand (in each case so long as such currency is exchangeable for Dollars within two Business Days); (q) such Accounts are Accounts with respect to which the Account Debtor is a Person other than a Governmental Authority unless (i) the Account Debtor’s billing address is in an Eligible Jurisdiction, (ii) the Account Debtor is organized or incorporated under the Laws of an Eligible Jurisdiction or any state, province, territory or subdivision of an Eligible Jurisdiction, or (iii) such Accounts, in the aggregate, do not exceed 10% of the sum of (y) the aggregate total availability in respect of “Eligible Accounts” (as defined therein) under the Domestic Facility plus (z) the aggregate total availability in respect of Eligible Accounts hereunder, in each case after giving effect to the 85% advance rate, and, in the case of this clause (iii) only, (I) the Account is supported by an

-32- 1024613.07B-CHISR02A - MSW irrevocable letter of credit satisfactory to the Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, or (II) the Account is covered by Credit Insurance; (r) such Account is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or department, agency or instrumentality thereof if and to the extent that such Account together with all other Accounts owing by such Account Debtors as of any date of determination (collectively with Accounts referred to in the corresponding provision of clause (s) below), exceeds 10% of all Eligible Accounts; provided that if all Accounts owing by such Account Debtors as of any date of determination (collectively with Accounts referred to in the corresponding provision of clause (s) below) equals or exceeds in the aggregate 10% of all Eligible Accounts, then the excess of such aggregate Accounts over 10% of all Eligible Accounts shall not be Eligible Accounts unless the Administrative Agent, in its sole discretion, has agreed to the contrary in writing and any Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting assignment thereof; (s) such Accounts are Accounts with respect to which the Account Debtor is the government of any country or sovereign state other than the United States, or of any state, province, territory, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, if and to the extent that such Account together with all other Accounts owing by such Account Debtors as of any date of determination (collectively with Accounts referred to in the corresponding provision of clause (r) above), exceeds in the aggregate 10% of all Eligible Accounts; provided that if all Accounts owing by such Account Debtors as of any date of determination (collectively with Accounts referred to in the corresponding provision of clause (r) above) equals or exceeds in the aggregate 10% of all Eligible Accounts, then the excess of such aggregate Accounts over 10% of all Eligible Accounts shall not be Eligible Accounts unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent, in its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank) that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, or (ii) the Account is covered by Credit Insurance; (t) such Account has been redated, extended, compromised, settled, adjusted or otherwise modified or discounted, except discounts or modifications that are granted by a Borrower in the ordinary course of business and that are reflected in the calculation of the Borrowing Base; (u) such Account is of an Account Debtor that is located in a state of the United States of America requiring the filing of a notice of business activities report or similar report in order to permit a Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then-current

-33- 1024613.07B-CHISR02A - MSW year or if such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; (v) such Accounts were acquired or originated by a Person acquired in a Permitted Acquisition (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Accounts and such Person, which investigation may, at the sole discretion of the Administrative Agent, include a field examination, and the Administrative Agent is reasonably satisfied with the results thereof); (w) Credit Card Receivables (other than Eligible Credit Card Receivables); (x) [Reserved]; (y) Accounts which are subject to adjustment for (i) coupons, rebates, “buy one, get one free”, bundled offers, stock balancing, manufacture discontinued, price protection, dead-on-arrival, special bids, or similar sales incentives and promotional programs or (ii) miscellaneous marketing allowances other than non-cash reductions, in each case to the extent of such adjustment; (z) Accounts that represent a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase or return basis; (aa) such Borrower is subject to an event of the type described in Section 8.01(f); (bb) any Account that is the obligation of an Account Debtor that is, to the knowledge of the applicable Borrower or the Administrative Agent, a Sanctioned Person; (cc) Accounts that are subject to a restriction on assignment that is enforceable against third parties and that impairs the Administrative Agent’s Lien on such Account or the Administrative Agent’s ability to enforce the Account; (dd) Accounts with respect to which the agreement evidencing such Accounts is not governed by the Laws of the Netherlands, Ireland, Germany, Canada, England and Wales, the United States, France, Denmark, Switzerland, Sweden, Belgium or Australia, or any state, province, territory or subdivision of any of the foregoing, or the Laws of such other jurisdictions as are acceptable to the Administrative Agent in its Permitted Discretion (each Law described in this clause (dd), an “Acceptable Governing Law); provided, however, that, unless otherwise consented to by the Administrative Agent in its Permitted Discretion, the aggregate amount of Eligible Accounts with respect to which the agreement evidencing such Accounts is governed by the Laws of France, Denmark, Switzerland, Sweden, Belgium or Australia, or any state, province, territory or subdivision of any of the foregoing, may not exceed $10,000,000; or (ee) such Account is otherwise unacceptable to the Administrative Agent in its Permitted Discretion.

-34- 1024613.07B-CHISR02A - MSW “Eligible Assignee” means any assignee permitted by and, to the extent applicable, consented to in accordance with Section 10.07(b); provided that under no circumstances shall (i) any Loan Party or any of its Subsidiaries or (ii) any natural person, be an Assignee; provided, further, that any Eligible Assignee shall have become a party to, and shall have agreed to be bound by the terms of, the CAM Agreement. “Eligible Credit Card Receivables” shall mean, as of any date of determination, Accounts due to any Borrower from major credit card and debit card processors (including, but not limited to, VISA, Mastercard, American Express, Diners Club, DiscoverCard, Interlink, NYCE, Star/Mac, Tyme, Pulse, Accel, AFF, Shazam, CU244, Alaska Option and Maestro) that arise in the ordinary course of business and that have been earned by performance (“Credit Card Receivables”) and that are not excluded as ineligible by virtue of one or more of the criteria set forth below, except that none of the following (determined without duplication) shall be deemed to be Eligible Credit Card Receivables: (a) Accounts that have been outstanding for more than five (5) Business Days from the date of sale, or for such longer period(s) as may be approved by the Administrative Agent in its Permitted Discretion; (b) Accounts with respect to which a Borrower does not have good and valid title, free and clear of any Lien (other than Liens permitted hereunder pursuant to clauses (a), (c), (e), (h), (j), (k), (q), (t), (x), (z), (gg), (hh) and (dd) (in the case of Liens permitted hereunder pursuant to clause (dd), to the extent such Liens relate to Liens permitted under any of such other clauses listed above) of Section 7.01); (c) Accounts as to which the Administrative Agent’s Lien attached thereon on behalf of itself and the Lenders, is not a first priority perfected Lien, subject to Liens permitted hereunder pursuant to clauses (c), (e), (h), (j), (k), (q), (t) and (x) of Section 7.01; (d) Accounts that are disputed, or with respect to which a claim, counterclaim, offset or chargeback (other than chargebacks in the ordinary course by the credit card processors) has been asserted, by the related credit card processor (but only to the extent of such dispute, claim, counterclaim, offset or chargeback); (e) Except as otherwise approved by the Administrative Agent, Accounts as to which the credit card processor has the right under certain circumstances to require a Borrower to repurchase the Accounts from such credit card or debit card processor; (f) Except as otherwise approved by the Administrative Agent, Accounts arising from any private label credit card program of a Borrower; and (g) Accounts due from major credit card and debit card processors (other than JCB, Visa, Mastercard, American Express, Diners Club, DiscoverCard, Interlink, NYCE, Star/Mac, Tyme, Pulse, Accel, AFF, Shazam, CU244, Alaska Option and Maestro) that the Administrative Agent in its Permitted Discretion determines to be unlikely to be collected.

-35- 1024613.07B-CHISR02A - MSW “Eligible Inventory” means, as of any date of determination thereof, the aggregate amount of all Inventory of the Canadian Borrower or the Irish Borrower, as applicable, except that none of the following (determined without duplication) shall be deemed to be Eligible Inventory: (a) Inventory with respect to which a Borrower does not have good, and valid title, free and clear of any Lien (other than Liens permitted hereunder pursuant to clauses (a), (c), (d), (e), (h), (j), (k), (q), (x), (z), (cc), (gg), (hh) and (dd) (in the case of Liens permitted hereunder pursuant to clause (dd), to the extent such Liens relate to Liens permitted under any of such other clauses listed above) of Section 7.01); (b) Inventory as to which the Administrative Agent’s Lien attached thereon on behalf of itself and the Lenders, is not a first priority perfected Lien (subject to Liens permitted hereunder pursuant to clauses (c), (d), (e), (h), (j), (k), (q), (x) and (cc) of Section 7.01); (c) Inventory as to which any of the representations or warranties in the Loan Documents with respect to such Inventory are untrue in any material respect with respect to such Inventory (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue); (d) Inventory that is either not finished goods or which constitutes work-in- process, packaging and shipping material, supplies, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return (but not held for resale or undergoing maintenance) or repossessed, or which constitutes goods held on consignment or goods which are not of a type held for sale in the ordinary course of business; (e) Inventory that is not located in the U.S., Canada, Germany, the United Kingdom or Ireland; (f) Inventory that is located at any location leased by a Borrower, unless (i) (x) with respect to locations leased by a Borrower, the lessor has delivered to the Administrative Agent a Collateral Access Agreement or such other documentation as the Administrative Agent may reasonably require as to such location or (y) a Reserve equal to two months base rent plus, without duplication, all other rent, charges and other amounts due with respect to such location has been established by the Administrative Agent in its Permitted Discretion (measured as of the most recent practicable date); provided that, with respect to Inventory at a leased location located in Germany, such Reserve may, in the sole discretion of the Administrative Agent, be up to the lesser of (1) twenty-four (24) months rent payments and (2) the amount of rent due during the remaining period of the applicable lease; provided further that this clause (f)(i) shall apply only from and after the date that is 60 days after the Closing Date (as such date may be extended by the Administrative Agent in its reasonable discretion) and (ii) the aggregate Cost of the Inventory located at such leased facility is at least $5,000,000;

-36- 1024613.07B-CHISR02A - MSW (g) Inventory that is located in any third party storage facility or is otherwise in the possession of a bailee (including any repairman) and is not evidenced by a Document, unless (i) (x) such warehouseman or other bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may reasonably require or (y) an appropriate Reserve (which shall be an amount equal to the lesser of (1) the aggregate of all amounts owed by the Borrowers to such warehouseman or other bailee (measured as of the last day of the calendar month most recently then ended) and (2) the Cost of the aggregate amount of all Inventory at such location; provided that if the Borrowers cannot calculate the amount in clause (1) with reasonable accuracy, then only clause (2) shall apply) has been established by the Administrative Agent in its Permitted Discretion; provided further that this clause (g)(i) shall apply only from and after the date that is 60 days after the Closing Date (as such date may be extended by the Administrative Agent in its reasonable discretion) and (ii) the aggregate Cost of the Inventory located at such third party storage facility or otherwise in possession of such bailee is at least $5,000,000; (h) Inventory that is being processed offsite at an Avaya contract manufacturer (unless such Avaya contract manufacturer has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may reasonably require), or is in-transit to or from a customer location or Avaya contract manufacturer (other than Inventory with respect to which there is an outstanding Eligible Letter of Credit); (i) Inventory acquired or originated by a Person acquired in a Permitted Acquisition (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Inventory and such Person, which investigation may, at the sole discretion of the Administrative Agent, include a field examination, and the Administrative Agent is reasonably satisfied with the results thereof subject to its Permitted Discretion); (j) Inventory that is not reflected in the details of a current perpetual inventory report; or (k) such Inventory is otherwise unacceptable to the Administrative Agent in its Permitted Discretion. “Eligible Jurisdiction” means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Spain, Sweden, Portugal, United Kingdom, Canada, Puerto Rico, United States, Switzerland, Norway, Australia, and New Zealand. “Eligible Letter of Credit” means, as of any date of determination thereof, a Commercial Letter of Credit which supports the purchase of Inventory, (i) for which no documents of title have then been issued; (ii) which Inventory when completed would otherwise constitute Eligible Inventory, and (iii) which Commercial Letter of Credit provides that it may be drawn only after the Inventory is completed and after documents of title have been issued for

-37- 1024613.07B-CHISR02A - MSW such Inventory, if applicable, reflecting a Foreign Borrower or the Administrative Agent as consignee of such Inventory. “EMU” means the economic and monetary union as contemplated in the Treaty on European Union. “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environment” means ambient air, indoor air, surface water, drinking water, groundwater, land surfaces, subsurface strata and natural resources such as wetlands, flora and fauna. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by a Governmental Authority for enforcement, response or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all Laws relating to the pollution or protection of the Environment including those relating to the generation, handling, storage, treatment transport or Release or threat of Release of Hazardous Materials or, to the extent relating to exposure or threat of exposure to Hazardous Materials, human health. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, or Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

-38- 1024613.07B-CHISR02A - MSW “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with Holdings or the Company and is treated as a single employer pursuant to Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan for which notice to the PBGC is not waived by regulation; (b) a withdrawal by Holdings, the Company, any Subsidiary or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Holdings, the Company, any Subsidiary or any of their respective ERISA Affiliates from a Multiemployer Plan, notification of Holdings, the Company, any Subsidiary or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA; (d) the filing by Holdings, the Company, any Subsidiary or any of their respective ERISA Affiliates of a notice of intent to terminate a Pension Plan; (e) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code and Section 302 of ERISA, whether or not waived; (f) the failure to make by its due date a required contribution under Section 412(m) of the Code (or Section 430(j) of the Code, as amended by the Pension Protection Act of 2006) with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (g) the filing pursuant to Section 412(d) of the Code and Section 303(d) of ERISA (or, after the effective date of the Pension Protection Act of 2006, Section 412(c) of the Code and Section 302(c) of ERISA) of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (h) the filing by the PBGC of a petition under Section 4042 of ERISA to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to Holdings or the Company. “EURIBOR Loan” means a Loan denominated in Euro that bears interest based on the applicable EURIBOR Rate. “EURIBOR Rate” means, for any Interest Period with respect to any EURIBOR Rate Loan, (i) the rate per annum equal to the Screen Rate for delivery on the first day of such Interest Period with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, (ii) if the rate referenced in the preceding clause (i) is not available at such time for such Interest Period, the rate per annum equal to the Interpolated Screen Rate for delivery on the first day of such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or (iii) if the rates referenced in the preceding clauses (i) and (ii) are not available at such time for such Interest Period, the rate per annum equal to (x) the Screen Rate or (y) if the rate referenced in the preceding clause (x) is not available at such time for such Interest Period, the Interpolated Screen Rate, in each case with a term equivalent to such Interest Period quoted for delivery on the most recent Business Day

-39- 1024613.07B-CHISR02A - MSW preceding the first day of such Interest Period for which such rate is available (which Business Day shall be no more than seven (7) Business Days prior to the first day of such Interest Period), and in the case of clauses (i) through (iii), if any such rate is below zero, the EURIBOR Rate shall be deemed to be zero. “Euro” and “€” mean the lawful single currency of the Participating Member States. “Euro Loan” means a Loan denominated in Euro. “Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, (i) the rate per annum equal to the Screen Rate for delivery on the first day of such Interest Period with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, (ii) if the rate referenced in the preceding clause (i) is not available at such time for such Interest Period, the rate per annum equal to the Interpolated Screen Rate for delivery on the first day of such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or (iii) if the rates referenced in the preceding clauses (i) and (ii) are not available at such time for such Interest Period, the rate per annum equal to (x) the Screen Rate or (y) if the rate referenced in the preceding clause (x) is not available at such time for such Interest Period, the Interpolated Screen Rate, in each case with a term equivalent to such Interest Period quoted for delivery on the most recent Business Day preceding the first day of such Interest Period for which such rate is available (which Business Day shall be no more than seven (7) Business Days prior to the first day of such Interest Period), and in the case of clauses (i) through (iii), if any such rate is below zero, the Eurocurrency Rate shall be deemed to be zero. “Eurocurrency Rate Loan” means a Loan, whether denominated in Dollars or Sterling, that bears interest at a rate based on the applicable Eurocurrency Rate. “European Borrowers” has the meaning specified in the introductory paragraph to this Agreement. “European Swing Line Lender” means Citibank, N.A., London Branch, in its capacity as provider of European Swing Line Loans, or any successor swing line lender hereunder. “European Swing Line Loan” has the meaning specified in Section 2.04(a). “European Swing Line Sublimit” means, with respect to European Swing Line Loans, a Dollar Amount equal to $10,000,000. The European Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “Event of Default” has the meaning specified in Section 8.01. “Excess Availability” means, as of any date of determination thereof, an amount, expressed in Dollars, equal to (x) the lesser of (1) the Total Borrowing Base and (2) the aggregate Revolving Credit Commitments, minus (y) the aggregate Revolving Credit Exposure.

-40- 1024613.07B-CHISR02A - MSW “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Accounts” means (i) petty cash and minimum daily working capital accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $7.5 million (or such greater amounts to which the Administrative Agent may agree), (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business, (iii) any account that is otherwise expressly agreed by the Administrative Agent to be excluded from the requirement to be subject to a Blocked Account Agreement under Section 6.15, including, for the avoidance of doubt, those accounts listed on Schedule 6.15(a) as of the Closing Date that are not identified as Blocked Accounts and (iv) zero balance disbursement accounts. “Excluded Subsidiary” means (a) any Subsidiary that is not a wholly-owned Subsidiary, (b) each Subsidiary listed on Schedule 1.01C, (c) any Subsidiary that is prohibited by applicable Law from guaranteeing or being a direct obligor in respect of the Obligations, (d) any Domestic Subsidiary (i) that is a Subsidiary of a Foreign Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code or (ii) that is treated as a disregarded entity for U.S. federal income tax purposes if substantially all of its assets consist of the stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, (e) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 7.03(g) or (aa) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (e) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (f) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Administrative Borrower (confirmed in writing by notice to the Administrative Borrower), the cost or other consequences (including any adverse tax consequences) of becoming a Loan Party shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (g) each Unrestricted Subsidiary; provided that no Borrower shall be an Excluded Subsidiary. “Existing 7.00% Secured Notes” means the Company’s $1,009,000,000 7.00% senior secured notes due 2019. “Existing 9.00% Secured Notes” means the Company’s $290,000,000 9.00% senior secured notes due 2019. “Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined in good faith by a Responsible Officer of the Administrative Borrower. “FATCA” has the meaning specified in Section 3.01(a). “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such

-41- 1024613.07B-CHISR02A - MSW transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Fixed Charge Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA of the Company minus Capital Expenditures minus Cash Income Taxes, in each case for such Test Period, to (b) Fixed Charges for such Test Period. “Fixed Charges” means, with respect to any Test Period, without duplication, the sum of (a) consolidated cash interest expense (net of cash interest income to the extent excluded from Consolidated EBITDA), calculated for such period for the Company and its Restricted Subsidiaries on a consolidated basis, for such Test Period plus (b) the aggregate amount of all cash dividend payments on Disqualified Equity Interests of the Company during such Test Period plus (c) the scheduled amortization payments during such Test Period under the CF Facilities. “Foreign Guarantor” means any Guarantor that is not a Domestic Subsidiary. “Foreign Guaranty” means any Guaranty provided by a Foreign Guarantor. “Foreign Lender” has the meaning specified in Section 3.01(b). “Foreign Loan Party” means any Loan Party that is not a U.S. Guarantor. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Holdings, the Company or any Subsidiary of the Company with respect to employees employed outside the United States. “Foreign Security Agreement” means each Canadian Security Agreement, each Dutch Security Agreement, each German Security Agreement, each Irish Security Agreement and each U.K. Security Agreement. “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Company that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Administrative Borrower notifies the Administrative Agent that the Administrative Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in

-42- 1024613.07B-CHISR02A - MSW GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Furthermore, at any time after the Closing Date, the Administrative Borrower may elect to apply for all purposes of this Agreement, in lieu of GAAP, IFRS and, upon such election, references to GAAP herein will be construed to mean IFRS as in effect from time to time; provided that (1) all financial statements and reports to be provided, after such election, pursuant to this Agreement shall be prepared on the basis of IFRS as in effect from time to time, and (2) from and after such election, all ratios, computations, and other determinations based on GAAP contained in this Agreement shall still be required to be computed in conformity with GAAP. Thereafter, the Administrative Borrower may re-elect to apply for all purposes of this Agreement, in lieu of IFRS, GAAP, subject to the immediately preceding sentence. The Administrative Borrower shall give written notice of any such election made in accordance with this definition to the Administrative Agent. For the avoidance of doubt, solely making an election (without any other action) referred to in this definition will not be treated as an incurrence of Indebtedness. “German Borrowers” has the meaning specified in the introductory paragraph to this Agreement. “German Guarantor” means each Restricted Subsidiary organized in Germany that provides (or is required to provide) a Guaranty pursuant to the terms hereof. “German Loan Party” means any of each German Borrower and each German Guarantor. “German Security Agreement” means, collectively (i) the security agreements substantially in the form of Exhibit G-2, including all subparts thereto, among the German Loan Parties (and such other Persons as may be party thereto) and the Administrative Agent for the benefit of the Secured Parties and (ii) to the extent expressed to be governed by German law, each pledge agreement, mortgage, security agreement, guarantee or other agreement that is entered into by any German Loan Party or any Person who is the holder of Equity Interests in any German Loan Party in favor of the Administrative Agent, and any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Germany (or any subdivision thereof), securing the Obligations, entered into pursuant to the terms of this Agreement or any other Loan Document, in each case as the same may be amended, restated or otherwise modified from time to time. “Germany Security” shall have the meaning provided in Section 10.31. “German Security Provider” shall have the meaning provided in Section 10.32(c)(i).

-43- 1024613.07B-CHISR02A - MSW “Global Borrowing Base” means the sum at any time of the Total Borrowing Base and the Domestic Borrowing Base at such time. “Global Excess Availability” means the sum at any time of Excess Availability and Domestic Excess Availability at such time. “Global Line Cap” means the sum at any time of the lesser of (a) the Global Borrowing Base at such time and (b) the sum of (x) the aggregate Revolving Credit Commitments at such time and (y) the aggregate Domestic Commitments of all lenders under the Domestic Credit Agreement at such time. “GmbH & Co. KG” shall have the meaning provided in Section 10.32(c)(i). “Governmental Authority” means any nation or government, any state, province, territory or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 10.07(h). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated

-44- 1024613.07B-CHISR02A - MSW liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” means the Company, each other U.S. Guarantor, each Canadian Guarantor, each German Guarantor, each Irish Guarantor, each U.K. Guarantor and any other Person who provides a Guaranty hereunder, in each case so long as it provides a Guaranty. “Guaranty” means (a) each guaranty of all Borrower Obligations made by each Borrower and each direct parent (that is not a Domestic Subsidiary) of each Borrower in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the applicable form as set forth in Exhibits F-1 through F-4 and (b) the unsecured guaranty of all Obligations made by the U.S. Guarantors in favor of the Administrative Agent pursuant to clause (c) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of as set forth in Exhibit F-5. “Hazardous Materials” means materials, chemicals, substances, compounds, wastes, pollutants and contaminants, in any form, including all explosive or radioactive substances or wastes, mold, petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes, in each case regulated pursuant to any Environmental Law. “HGB” shall have the meaning provided in Section 10.32(b). “Holdings” means Avaya Holdings Corp., a Delaware corporation. “Honor Date” has the meaning specified in Section 2.03(c)(i). “IFRS” shall mean International Financial Reporting Standards, as adopted by the International Accounting Standards Board and/or the European Union, as in effect from time to time. “Immediate Family Member” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in- law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Amendment” has the meaning specified in Section 2.14(a). “Incremental Replacement Secured Notes” has the meaning specified in Section 7.03(cc). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

-45- 1024613.07B-CHISR02A - MSW (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (i) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of clause (a) of the definition of Consolidated Total Debt of such Person and (ii) in the case of the Company and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnified Taxes” has the meaning specified in Section 3.01(a).

-46- 1024613.07B-CHISR02A - MSW “Indemnitees” has the meaning specified in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Company, qualified to perform the task for which it has been engaged and that is independent of the Company and its Affiliates. “Information” has the meaning specified in Section 10.08. “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan or Canadian Prime Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided that if any Interest Period for a Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan or Canadian Prime Rate Loan (including any Swing Line Loan that is a Base Rate Loan or a Canadian Prime Rate Loan), the last Business Day of each March, June, September and December and the Maturity Date; and (c) as to any Swing Line Loan that is an Overnight Eurocurrency Rate Loan, the date such Overnight Eurocurrency Rate Loan shall be paid in full and the Maturity Date. “Interest Period” means, as to each Eurocurrency Rate Loan, each CDOR Loan and each EURIBOR Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan, as the case may be, and ending on the date one, two, three or six months thereafter, or to the extent agreed by each Lender of such Loan, twelve months, one week or overnight, as selected by the Administrative Borrower in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Interpolated Screen Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan or a EURIBOR Loan, the rate which results from interpolating on a linear basis between (a) the applicable Screen Rate for the period next longer than the length of such Interest Period and (b) the applicable Screen Rate for the period next shorter than the length of such Interest Period. “Inventory” has the meaning assigned to such term in the U.S. Security Agreement or the Canadian Security Agreement, as applicable.

-47- 1024613.07B-CHISR02A - MSW “Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent, in its Permitted Discretion, (a) with respect to changes in the determination of the saleability of the Eligible Inventory or which reflect such other factors as negatively affect the market value of the Eligible Inventory and (b) Shrink Reserves. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution (including pursuant to cash pooling arrangements) to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Company and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return representing a return of capital with respect to such Investment. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Company. “IP Rights” has the meaning specified in Section 5.15. “Ireland” means the island of Ireland, exclusive of Northern Ireland. “Irish Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Irish Borrowing Base” means, on any date, an amount equal to (x) 85% multiplied by the book value of the Irish Borrower’s Eligible Accounts plus (y) 85% multiplied by the Net Orderly Liquidation Value of the Irish Borrower’s Eligible Inventory minus (z) any Reserves. “Irish Guarantor” means each Restricted Subsidiary incorporated in Ireland that provides (or is required to provide) a Guaranty pursuant to the terms hereof. “Irish Loan Party” means any of the Irish Borrower and each Irish Guarantor. “Irish Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under this Agreement and is: (a) a bank carrying on a bona fide banking business in Ireland within the meaning of section 246 of the Irish TCA with which the interest payments are connected; or

-48- 1024613.07B-CHISR02A - MSW (b) (i) a body corporate where interest payable in respect of an advance: (A) is exempted from the charge to income tax under an Irish Treaty that is in effect by virtue of section 826(1) of the Irish TCA; or (B) would be exempted from the charge to income tax under an Irish Treaty if such Irish Treaty was in effect by virtue of Section 826(1) of the Irish TCA; (ii) a body corporate that is resident for the purposes of tax in a member state of the European Communities (other than Ireland) or in a territory with which Ireland has concluded an Irish Treaty that is in effect by virtue of section 826(1) of the Irish TCA or in a territory with which Ireland has signed an Irish Treaty which will come into effect once all the ratification procedures set out in section 826(1) of the Irish TCA have been completed (residence for these purposes to be determined in accordance with the laws of the territory of which the Lender claims to be resident) where that member state or territory: (A) imposes a tax that generally applies to interest receivable in that member state or territory by companies from sources outside that member state or territory; or (B) where that member state or territory imposes a tax that generally applies to interest received in that member state or territory by companies from sources outside that member state or territory and the interest is payable into an account located in that member state or territory; or (iii) a U.S. corporation, provided the U.S. corporation is incorporated in the U.S. and subject to U.S. tax on its worldwide income; or (iv) a U.S. Limited Liability Company (“LLC”), provided the ultimate recipients of the interest would, if they were themselves lenders, be Irish Qualifying Lenders within paragraph (b)(i) or (b)(ii) or (b)(iii) of this definition and the business conducted through the LLC is so structured for market reasons and not for tax avoidance purposes; provided in each case at (b)(i), (b)(ii), (b)(iii) or (b)(iv) the Lender is not carrying on a trade or business in Ireland through an agency or branch with which the interest payment is connected; or (c) an Irish Treaty Lender; or (d) a body corporate: (i) which advances money in the ordinary course of a trade which includes the lending of money;

-49- 1024613.07B-CHISR02A - MSW (ii) in whose hands any interest payable in the course of making such advances is taken into account in computing the trading income of such body corporate; and (iii) which has made the appropriate notifications under Section 246(5)(a) of the Irish TCA to the Revenue Commissioners and the Borrower; or (e) a qualifying company within the meaning of Section 110 of the Irish TCA; or (f) an investment undertaking within the meaning of Section 739B of the Irish TCA. “Irish Security Agreement” means, collectively (i) the security agreements substantially in the form of Exhibit G-3, including all subparts thereto, among the Irish Loan Parties (and such other Persons as may be party thereto) and the Administrative Agent for the benefit of the Secured Parties and (ii) to the extent expressed to be governed by Irish law, each pledge agreement, mortgage, charge, security agreement, Security Trust Deed, guarantee or other agreement that is entered into by any Irish Loan Party or any Person who is the holder of Equity Interests in any Irish Loan Party in favor of the Administrative Agent, and any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of Ireland (or any subdivision thereof), securing the Obligations, entered into pursuant to the terms of this Agreement or any other Loan Document, in each case as the same may be amended, restated or otherwise modified from time to time. “Irish Tax Deduction” means a deduction or withholding in respect of any payment in connection with any Loan to the Irish Borrower for or on account of any Taxes imposed by any taxing authority of Ireland, other than any deduction or withholding pursuant to FATCA. “Irish TCA” means the Taxes Consolidation Act 1997 of Ireland. “Irish Treaty Lender” means, subject to the completion of procedural formalities, a Lender which is treated as a resident of an Irish Treaty State for the purposes of an Irish Treaty and does not carry on a business in Ireland through a permanent establishment with which that Lender’s participation in this Agreement is effectively connected and fulfills all conditions of the Irish Treaty which must be fulfilled for residents of that Irish Treaty State to be paid interest without deduction of Tax (and who has completed all necessary procedural formalities to obtain the benefit of the applicable Irish Tax Treaty). “Irish Treaty State” means a jurisdiction which has a double taxation agreement which is in effect with Ireland (an “Irish Treaty”), and which makes provision for full exemption from tax imposed by Ireland on interest. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

-50- 1024613.07B-CHISR02A - MSW “Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Company (or any of its Subsidiaries) or in favor of such L/C Issuer and relating to such Letter of Credit. “ITA” means the Income Tax Act (Canada), as amended from time to time. “Judgment Currency” has the meaning specified in Section 10.19. “Junior Financing” has the meaning specified in Section 7.12(a). “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Secured Debt” means any secured Indebtedness incurred in the form of one or more series of secured notes or secured loans that are secured by Liens on the Collateral (as defined in the Domestic Credit Agreement) ranking junior to the Liens securing the Obligations (as defined in the Domestic Credit Agreement) in accordance with the Intercreditor Agreement (as defined in the Domestic Credit Agreement). Junior Secured Debt will include any Registered Equivalent Notes issued in exchange therefor. “Laws” means, collectively, all international, foreign, Federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means, individually or collectively, as the context may require, Citibank and any other Lender listed on Schedule 1.01D or that becomes an L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

-51- 1024613.07B-CHISR02A - MSW “L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit (whether or not (i) such maximum amount is then in effect under any such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (ii) the conditions to drawing can then be satisfied) plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Sublimit” means (a) with respect to the L/C Issuers taken as a whole, a Dollar Amount equal to $50,000,000, and (b) with respect to each L/C Issuer, the amount set forth opposite such L/C Issuer’s name on Schedule 1.01D, or, in each case, such other amounts as may be agreed to in writing between the Administrative Borrower and each L/C Issuer from time to time; provided that neither the total L/C Sublimit under clause (a), nor the aggregate amount of the individual L/C Issuer amounts under clause (b), shall be reduced below $50,000,000 without the written consent of the Administrative Borrower. “Lender” has the meaning specified in the introductory paragraph to this Agreement (including, for avoidance of doubt, each Additional Lender, to the extent any such Person has executed and delivered an Incremental Amendment and such Incremental Amendment shall have become effective in accordance with the terms hereof and thereof) and, as the context requires, includes an L/C Issuer and each Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. Notwithstanding anything to the contrary above, a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interests in such Lender or its Parent Company by any Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Administrative Borrower and the Administrative Agent.

-52- 1024613.07B-CHISR02A - MSW “Letter of Credit” means any (a) Commercial Letter of Credit, (b) standby letter of credit and (c) indemnity, guarantee, exposure transmittal memorandum or similar form of credit support, in each case issued (or deemed issued) or to be issued by an L/C Issuer pursuant to Section 2.03. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer. “Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory, judgment or other), charge, or preference, priority or other security interest, hypothec or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease in and of itself be deemed a Lien. “Line Cap” means, at any time, the lesser of (a) the Total Borrowing Base at such time and (b) the aggregate Revolving Credit Commitments at such time. “Liquidity Event” means the determination by the Administrative Agent that (a) a Specified Event of Default shall have occurred and shall be continuing, (b) Global Excess Availability shall be less than the greater of (i) $48,500,000 and (ii) 10% of the Global Line Cap on any day, or (c) Excess Availability shall be less than the greater of (i) $11,000,000 and (ii) 7.5% of the Line Cap on any day, provided that, in the case of the foregoing clauses (b) and (c), the Administrative Agent has notified the Administrative Borrower thereof. “Liquidity Exit Event” means (a) no Specified Event of Default is continuing, (b) Global Excess Availability has been greater than the greater of (i) $48,500,000 and (ii) 10% of the Global Line Cap for twenty consecutive days following the most recent Liquidity Event, and (c) Excess Availability has been greater than the greater of (i) $11,000,000 and (ii) 7.5% of the Line Cap for twenty consecutive days following the most recent Liquidity Event. “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Credit Loan, a Swing Line Loan or a Protective Advance. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Revolving Credit Notes, (iii) each Guaranty, (iv) the Collateral Documents and (v) the Issuer Documents. “Loan Parties” means, collectively, the Borrowers, the other Foreign Guarantors and the U.S. Guarantors. “Management Stockholders” means the members of management of Holdings or any of its Subsidiaries who are investors in Holdings or any direct or indirect parent thereof.

-53- 1024613.07B-CHISR02A - MSW “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means a circumstance or condition affecting the business, operations, assets, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries, taken as a whole, that would materially adversely affect (a) the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (b) the rights and remedies of the Lenders or the Administrative Agent under any Loan Document. “Material Domestic Subsidiary” means, at any date of determination, each of the Company’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Company and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Domestic Subsidiaries that are not U.S. Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 6.01 or more than 5.0% of the gross revenues of the Company and the Restricted Subsidiaries for the period of four consecutive fiscal quarters ending as of the last day of such fiscal quarter, then the Company shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and comply with the provisions of Section 6.11 applicable to such Subsidiary; provided, further that the Company may designate any other Domestic Subsidiary as a “Material Domestic Subsidiary” and comply with the provisions of Section 6.11 applicable to such Domestic Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of the Company’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Company and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP. “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. “Maturity Date” means the earlier of (a) June 4, 2020 (the “Original Maturity Date”) and (b) if Indebtedness under the CF Credit Agreement in excess in the aggregate of $300,000,000 (the “Springing Maturity Threshold Amount”) has stated maturity dates within any continuous period of 15 days, and such Indebtedness has not, at least two days prior to the beginning of such 15-day period, been repaid, prepaid, redeemed, replaced, exchanged or otherwise refinanced, either in full or in a manner whereby the aggregate principal amount of all Indebtedness under the CF Credit Agreement having stated maturity dates during such 15-day

-54- 1024613.07B-CHISR02A - MSW period does not exceed the Springing Maturity Threshold Amount, in each case pursuant to a transaction permitted by this Agreement (and, in the case of a replacement, exchange or other refinancing, extending the stated maturity date thereof to a date that is at least 15 days after the Original Maturity Date), the day prior to the beginning of such 15-day period; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.11. “Monthly Borrowing Base Certificate” shall have the meaning provided in Section 6.01(e). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings, the Company, any Subsidiary or any of their respective ERISA Affiliates makes or is obligated to make contributions, or with respect to which the Company or any Subsidiary would reasonably be expected to incur liability. “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP. “Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof (determined in accordance with the appraisal prepared prior to the Closing Date), net of all costs of liquidation thereof, as based upon the most recent Inventory appraisal conducted in accordance with this Agreement and expressed as a percentage of Cost of such Inventory. “Non-Consenting Lender” has the meaning specified in Section 3.07(d). “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender at such time. “Non-Loan Party” means any Subsidiary of the Company that is not a Loan Party. “Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii). “Note” means a Revolving Credit Note. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

-55- 1024613.07B-CHISR02A - MSW “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization or incorporation and operating agreement (or, in the case of any company incorporated in Ireland or the United Kingdom, its constitutive documents); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization or incorporation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization or incorporation with the applicable Governmental Authority in the jurisdiction of its formation or organization or incorporation and, if applicable, any certificate or articles of formation or organization of such entity. “Original Maturity Date” has the meaning specified in the definition of “Maturity Date.” “Other Taxes” has the meaning specified in Section 3.01(f). “Outstanding Amount” means (a) with respect to the Revolving Credit Loans and Swing Line Loans on any date, the Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Overnight Eurocurrency Rate” means the rate per annum applicable to an overnight period beginning on one Business Day and ending on the next Business Day equal to the rate per annum at which the European Swing Line Lender is offering overnight deposits in Euro or Sterling in amounts comparable to the Swing Line Loans denominated in Euro or Sterling, as applicable; provided that if the European Swing Line Lender is unable to quote such a rate, the rate applicable to such Swing Line Bank shall be the rate applicable to a period of one day as displayed on the Reuters LIBOR01 Page or the EURIBOR 01 Page, as applicable, for deposits in the relevant currency with a term of one day. “Overnight Eurocurrency Rate Loan” means a Swing Line Loan denominated in Euro or Sterling which bears interest at the Overnight Eurocurrency Rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate

-56- 1024613.07B-CHISR02A - MSW determined by the Administrative Agent, an L/C Issuer or the Swing Line Lender, as applicable, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market. “Parallel Debt” has the meaning specified in Section 10.34. “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Equity Interests of such Lender. “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Member State” means each state so described in any EMU Legislation. “Payment Conditions” means, at any time of determination, that: (a) no Event of Default exists or would arise as a result of the making of the subject Specified Payment, (b) (i) Global Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (x) $110,000,000 and (y) 22.5% of the Global Line Cap, or (ii) (x) Global Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (A) $61,000,000 and (B) 12.5% of the Global Line Cap, and (y) the Fixed Charge Coverage Ratio for the four-fiscal quarter period then most recently ended (calculated as of the last day of such four-fiscal quarter period on a trailing four-fiscal quarter basis after giving pro forma effect to such Specified Payment), shall not be less than 1.00 to 1.00, and (c) Excess Availability on the date of such Specified Payment both immediately before and on a pro forma basis immediately after giving effect to such Specified Payment, in each case, is greater than the greater of (i) $11,000,000 and (ii) 7.5% of the Line Cap. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the U.S. Pension Protection Act of 2006, as amended. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of

-57- 1024613.07B-CHISR02A - MSW ERISA and is either (i) sponsored or maintained by Holdings, the Company, any Subsidiary or any of their ERISA Affiliates or (ii) to which Holdings, the Company, any Subsidiary or any of their ERISA Affiliates contributes or has an obligation to contribute or with respect to which the Company or any Subsidiary would reasonably be expected to incur liability. “Permitted Acquisition” has the meaning specified in Section 7.02(j). “Permitted Discretion” means the Administrative Agent’s commercially reasonable judgment, exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor, event, condition or other circumstance arising after the Closing Date or based on facts not known to the Administrative Agent as of the Closing Date which the Administrative Agent reasonably determines: (x) with respect to Accounts, (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Accounts, the enforceability or priority of the Administrative Agent’s Liens thereon or the amount which the Administrative Agent, the Lenders or the L/C Issuer would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Accounts or (b) evidences that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of any Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without duplication, factors already included in or tested by the definition of Eligible Account (but Reserves may not duplicate the eligibility criteria contained in the definition of Eligible Accounts), and any of the following: any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Accounts and (y) with respect to Inventory: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Inventory, the enforceability or priority of the Administrative Agent’s Liens thereon or the amount which the Administrative Agent, the Lenders or the L/C Issuer would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Inventory or (b) evidences that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of any Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without duplication, such factors already included in or tested by the definition of Eligible Inventory (but Reserves may not duplicate the eligibility criteria contained in the definition of Eligible Accounts), as well as any of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Inventory; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to the Inventory; and (iii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Inventory. “Permitted Holder” means any Sponsor, Co-Investor, member of Sierra Co- Invest, LLC on October 26, 2007 (or any Affiliate thereof), Management Stockholder or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the foregoing are members; provided that in the case of such group and without giving effect to the existence of such group or any other group, one or more Sponsors have beneficial ownership of more than 50.0% of the total voting power of the Voting Stock of Holdings.

-58- 1024613.07B-CHISR02A - MSW “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced, exchanged or extended except by an amount equal to unpaid accrued interest and premium thereon (including tender premiums) plus other reasonable amounts paid, and fees and expenses (including upfront fees and original issue discount) reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement, exchange or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(b) or Section 7.03(e), such modification, refinancing, refunding, renewal, replacement, exchange or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended (except by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Permitted Refinancing), (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, and (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement, exchange or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed, replaced, exchanged or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended, taken as a whole; provided that a certificate of a Responsible Officer of the Company delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal, replacement, exchange or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended. “Permitted Subordinated Notes” means subordinated unsecured notes issued by a U.S. Guarantor, provided that (a) the terms of such notes provide for customary subordination of such notes to the Obligations and do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to the Maturity Date, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation

-59- 1024613.07B-CHISR02A - MSW event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such notes (provided that such notes shall have interest rates and redemption premiums determined by the Board of Directors of the Company to be market rates and premiums at the time of issuance of such notes), taken as a whole, are determined by the Board of Directors of the Company to be market terms on the date of issuance and in any event are not materially more restrictive on the Company and the Restricted Subsidiaries, or materially less favorable to the Lenders, than the terms of Bridge Facility Debt and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions, provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). “Permitted Subordinated Notes Documentation” means any notes, instruments, agreements and other credit documents governing any Permitted Subordinated Notes. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established, maintained or contributed to by the Company or any Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” means (i) any “Pledged Debt” (as defined in U.S. Security Agreement or the Canadian Security Agreement, as applicable) or (ii) any other Indebtedness, or instruments evidencing Indebtedness, upon which a Lien is granted pursuant to any Collateral Document. “Pledged Equity” means (i) any “Pledged Equity” (as defined in U.S. Security Agreement or the Canadian Security Agreement, as applicable) or (ii) any other Equity Interests, or certificates evidencing Equity Interests, upon which a Lien is granted pursuant to any Collateral Document. “Potential Defaulting Lender” means, at any time, a Lender (i) as to which the Administrative Agent has notified the Administrative Borrower that an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any financial institution affiliate of such Lender, (ii) as to which the Administrative Agent, any L/C Issuer or a Swing Line Lender has in good faith determined and notified the Administrative Borrower and (in the case of any L/C Issuer or Swing Line Lender) the Administrative Agent

-60- 1024613.07B-CHISR02A - MSW that such Lender or its Parent Company or a financial institution affiliate thereof has notified the Administrative Agent, or has stated publicly, that it will not comply with its funding obligations under any other loan agreement or credit agreement or other financing agreement or (iii) that has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination that a Lender is a Potential Defaulting Lender under any of clauses (i) through (iii) above will be made by the Administrative Agent or, in the case of clause (ii), such L/C Issuer or Swing Line Lender, as the case may be, in its sole discretion acting in good faith. The Administrative Agent will promptly supply to the Lenders a copy of any notice to the Administrative Borrower provided for in this definition. “PPSA” means the Personal Property Security Act (Ontario) and the regulations promulgated thereunder and other applicable personal property security legislation of the applicable Canadian province or provinces in respect of the Canadian Loan Parties (including the Civil Code of Québec and the regulations respecting the register of personal and movable real rights promulgated thereunder) as all such legislation now exists or may from time to time hereafter be amended, modified, recodified, supplemented or replaced, together with all rules, regulations and interpretations thereunder or related thereto. “Primary Obligor” has the meaning specified in the definition of “Guarantee.” “Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under the Revolving Credit Facility having an aggregate Outstanding Amount in excess of $5,000,000. “Priority Payables” means at any time, with respect to the Borrowers, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria: (a) (i) the amount past due and owing by each Borrower, or the accrued amount for which such Borrower has an obligation to remit to a Governmental Authority or other Person pursuant to any Law in respect of (r) government royalties or pension fund obligations and liabilities; (s) unemployment insurance, unpaid wages, severance pay or termination pay owing to employees; (t) goods and services taxes, sales taxes, employee income taxes and other taxes payable or to be remitted or withheld; (x) workers’ compensation; (u) vacation pay; (v) claims for unremitted and/or accelerated rents; (w) wages, withholding taxes, VAT and other amounts payable to an insolvency administrator, receiver or other insolvency official, (x) pension liabilities, (y) claims of unsecured creditors, and (z) other like charges and demands or other payments that enjoy priority as a matter of any applicable Law and (ii) the amount of fees which an insolvency administrator in an insolvency proceeding is allowed to collect pursuant to German law, including, without limitation, determination fees and collection fees; in each case with respect to the preceding clauses (i) and (ii), to the extent any Governmental Authority or other Person may claim a security interest, Lien, trust or other claim ranking or capable of ranking in priority to or pari passu with one or more of the first priority Liens granted in the Collateral Documents; and

-61- 1024613.07B-CHISR02A - MSW (b) the aggregate amount of any liabilities of each Borrower (i) in respect of which a trust has been or may be imposed on any Collateral to provide for payment or (ii) which are secured by a security interest, pledge, Lien, charge, right or claim on any Collateral; in each case, pursuant to any Law and which trust, security interest, pledge, Lien, charge, right or claim ranks or, in the Permitted Discretion of the Administrative Agent, is capable of ranking in priority to or pari passu with one or more of the first priority Liens granted in the Collateral Documents (such as Liens, trusts, security interests, pledges, charges, rights or claims in favor of employees, landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens, trusts, security interests, pledges, charges, rights or claims for ad valorem, excise, sales, or other taxes where given priority under applicable Law); in each case net of the aggregate amount of all restricted cash held or set aside for the payment of such obligations. “Process Agent” has the meaning specified in Section 10.16(b). “Pro Forma Financial Statements” has the meaning specified in Section 4.01(g). “Projections” has the meaning specified in Section 6.01(c). “Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time; provided that, if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. “Protective Advance” has the meaning specified in Section 2.01(c). “Public Lender” has the meaning specified in Section 6.02. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering). “Quarterly Financial Statements” means the unaudited quarterly consolidated (and, to the extent set forth therein, consolidating) balance sheets and related consolidated (and, to the extent set forth therein, consolidating) statements of income, stockholders’ equity and cash flows, in each case delivered pursuant to Sections 4.01(g)(ii) or (iv).

-62- 1024613.07B-CHISR02A - MSW “Receivables Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to Section 2.15 as the Administrative Agent in the Administrative Agent’s Permitted Discretion determines as being appropriate with respect to the determination of the collectability in the ordinary course of business of Eligible Accounts, including, without limitation, the Dilution Reserve, reconciliation of variances between the general ledger and the receivables aging, and unapplied cash received. “Receiver” means a receiver, interim receiver, or receiver and manager or, where permitted by law, an administrative receiver of the whole or any part of the Collateral, and that term will include any appointee under joint and/or several appointments. “Recipient” has the meaning specified in Section 3.01(k)(ii). “Register” has the meaning specified in Section 10.07(d). “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulation” has the meaning specified in Section 5.20. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating in, into, onto or through the Environment. “Relevant External Company” means “relevant external company” within the meaning of the Companies Act 2014 of Ireland. “Relevant Party” has the meaning specified in Section 3.01(k)(ii). “Reportable Event” means, with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived. “Reports” has the meaning specified in Section 9.16(b). “Representative” has the meaning specified in Section 9.19. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (other than Protective Advances and

-63- 1024613.07B-CHISR02A - MSW with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate Unused Amount; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Reserves” means, without duplication, all, if any, Availability Reserves, Inventory Reserves, Receivables Reserves, Unpaid Supplier Reserves, Wage Earner Priority Lien Reserves, Retention of Title Reserves, Priority Payables Reserves, Carrier Reserve, reserves with respect to U.K. Enterprise Act, and any and all other reserves, including warranty reserves, which the Administrative Agent deems necessary in its Permitted Discretion to maintain with respect to Eligible Accounts or Eligible Inventory that have been established in accordance with Section 2.15, it being understood that Reserves on the Closing Date shall be equal to the amount stated as Reserves on the Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 4.01(a)(x). “Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, chief accounting officer, controller, or treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references in this Agreement to a “Responsible Officer” shall refer to a Responsible Officer of the Company. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Company or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted Subsidiary. “Restricting Information” has the meaning specified in Section 10.09(a). “Retention of Title Reserve” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, a reserve with respect to Accounts that are subject to extended retention of title arrangements (for example, verlängerter Eigentumsvorbehalt or erweiterter Eigentumsvorbehalt, including a processing clause, Verarbeitungsklausel) with respect to any part of the Inventory or goods giving rise to such Account or similar arrangements under any Law to the extent of a claim that validly

-64- 1024613.07B-CHISR02A - MSW survives by law or contract that can effectively be enforced pursuant to such title retention arrangements. “Revaluation Date” means (a) with respect to any Loan made in an Alternate Currency, each of the following: (i) each date of a Borrowing of such Loan, (ii) each date of a continuation of a Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall reasonably determine or the Required Lenders shall reasonably require; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an L/C Issuer under any Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Administrative Agent or the relevant L/C Issuer shall reasonably determine or the Required Lenders shall reasonably require. “Revolving Commitment Increase” has the meaning specified in Section 2.14(a). “Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(b). “Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans to the same Borrower in the same currency and of the same Type and, in the case of Eurocurrency Rate Loans, CDOR Loans and EURIBOR Loans, having the same Interest Period, made by each of the Lenders pursuant to Section 2.01(b). “Revolving Credit Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b)(i), (b) purchase participations in L/C Obligations in respect of Letters of Credit, (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01A under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Lenders is $150,000,000 on the Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement, including pursuant to any applicable Revolving Commitment Increase. “Revolving Credit Exposure” means, as to each Lender, the sum of the Outstanding Amount of such Lender’s Revolving Credit Loans and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time. “Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Revolving Credit Commitments at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01(b).

-65- 1024613.07B-CHISR02A - MSW “Revolving Credit Note” means a promissory note of the Borrowers payable in Dollars to any Lender or its registered assigns, in substantially the form of Exhibit C, evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from the Revolving Credit Loans made by such Lender. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc., and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer or Swing Line Lender, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Person” means, at any time, any Person with which dealings are prohibited by Sanctions. “Sanction(s)” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or (c) the relevant sanctions authorities in Canada, Ireland and Germany. “Scheduled Dispositions” has the meaning specified in Section 7.05(k). “Screen Rate” means the rate appearing on Reuters Page LIBOR01 (or any successor or substitute page of such Reuters service, or if the Reuters service ceases to be available, any successor to or substitute for such service providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in consultation with the Administrative Borrower, for purposes of providing quotations of interest rates applicable to deposits in the relevant currency in the London interbank market). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Section 347” has the meaning specified in Section 2.16(a). “Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Company for such Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Supplemental Administrative Agent, any Receiver or Delegate, and each co-agent or sub- agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c). “Securities Act” means the Securities Act of 1933, as amended.

-66- 1024613.07B-CHISR02A - MSW “Security Agreement Supplement” has the meaning specified in the U.S. Security Agreement or the Canadian Security Agreement, as applicable. “Security Trust Deed” means any security trust deed executed or to be executed by, among others, the Administrative Agent and any Foreign Loan Party granting security over U.K. or Irish assets of any Loan Party. “Shrink” means Inventory identified by any of the Canadian Borrower or the Irish Borrower as lost, misplaced, or stolen. “Shrink Reserve” means an amount reasonably estimated by the Administrative Agent to be equal to that amount which is required in order that the Shrink reflected in current general ledger of the applicable Borrowers would be reasonably equivalent to the Shrink calculated as part of the applicable Borrowers’ most recent physical inventory (it being understood and agreed that no Shrink Reserve established by the Administrative Agent shall be duplicative of any Shrink as so reflected in the current general ledger of the applicable Borrowers or estimated by the applicable Borrowers for purposes of computing the Borrowing Base). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) with respect to a German Loan Party, such Person is not (i) unable to pay its debts as they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung), (ii) threatened to become unable to pay its debts (drohend zahlungsunfähig) within the meaning of section 18 of the German Insolvency Code or (iii) over-indebted within the meaning of section 19 of the German Insolvency Code; (b) with respect to a Canadian Loan Party (i) such Person is able to meet its obligations as they generally become due, (ii) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due, and (iii) the aggregate property of such Person, at fair valuation, is sufficient, or, if disposed of at a fairly conducted sale under legal process, would not be insufficient to enable payment of all of the obligations of such Person, due and accruing due; and (c) with respect to a U.K. Loan Party or any Irish Loan Party, (i) such Person is not (A) unable to pay its debts within the meaning of any applicable Law or (B) otherwise unable to pay its debts as they fall due and (ii) such Person is able (and has not admitted its inability) to pay its debts as they fall due, has not suspended or threatened to suspend making payments of any of its debts, has not by reason of actual or anticipated financial difficulties, commenced negotiations with its creditors (other than the Lenders) with a view to rescheduling its indebtedness and no moratorium has been declared in respect of its indebtedness. “SPC” has the meaning specified in Section 10.07(h). “Specified Equity Contribution” has the meaning specified in Section 7.16(b). “Specified Event of Default” means an Event of Default under Section 8.01(a), 8.01(b) (solely in the case of a breach of Section 7.16(a), when in effect, and subject in all respects to Section 7.16(b)), 8.01(c) (solely in the case of (x) the failure to timely deliver a Borrowing Base Certificate in breach of Section 6.01(e) or (y) a breach of Section 6.15), 8.01(d) (solely in the case of the inaccuracy of any Borrowing Base Certificate), or 8.01(f).

-67- 1024613.07B-CHISR02A - MSW “Specified Payment” means any Investments made pursuant to Section 7.02(d)(iv), 7.02(j)(B), 7.02(o), Indebtedness incurred pursuant to Section 7.03(u), Restricted Payments made pursuant to Section 7.06(l) or payments made pursuant to Section 7.12(a)(i)(D). “Specified Subsidiary” means, at any date of determination, (a) each Subsidiary of the Company (i) whose total assets at the last day of the most recent Test Period were equal to or greater than 10.0% of Total Assets at such date or (ii) whose gross revenues for such Test Period were equal to or greater than 10.0% of the consolidated gross revenues of the Company and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP and (b) each other Subsidiary that is the subject of an Event of Default under Section 8.01(f) or Section 8.01(g) and that, when such Subsidiary’s total assets or gross revenues are aggregated with the total assets or gross revenues, as applicable, of each other Subsidiary that is the subject of an Event of Default under Section 8.01(f) or Section 8.01(g) would constitute a Specified Subsidiary under clause (a) above. “Specified Transaction” means any Investment that results in a Person becoming a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Company or any Disposition of a business unit, line of business or division of the Company or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise. “Sponsor” means any of Silver Lake Group, L.L.C., TPG Capital, L.P., TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P. and any of their respective Affiliates and funds or partnerships managed or advised by any of them or their respective Affiliates but not including, however, any portfolio company of any of the foregoing. “Sponsor Management Agreement” means the Management Services Agreement dated as of October 2, 2007 between certain of the management companies associated with one or more of the Sponsors or their advisors, if applicable, and Holdings and Sierra Merger Corp., a Delaware corporation. “Sponsor Termination Fees” means the one-time payment under the Sponsor Management Agreement of a termination fee to one or more of the Sponsors and their Affiliates in the event of either a Change of Control or the completion of a Qualifying IPO. “Spot Rate” for a currency means the rate determined by the Administrative Agent, an L/C Issuer or a Swing Line Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent, an L/C Issuer or a Swing Line Lender, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent, such L/C Issuer or such Swing Line Lender, as applicable, if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided that the L/C Issuer or Swing Line Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made.

-68- 1024613.07B-CHISR02A - MSW “Springing Maturity Threshold Amount” has the meaning specified in the definition of “Maturity Date.” “Sterling” and “£” mean lawful money of the United Kingdom. “Sterling Loan” means a Loan denominated in Sterling. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Successor Borrower” has the meaning specified in the definition of “Borrower Transaction Requirements”. “Successor Company” has the meaning specified in Section 7.04(d). “Supermajority Lenders” means, as of any date of determination, Lenders having more than 75% of the sum of the (A) Total Outstandings (other than Protective Advances and with the aggregate Dollar Amount of each Lender’s risk participation and funded participation of L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate Unused Amount; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Supermajority Lenders. “Supplemental Administrative Agent” has the meaning specified in Section 9.14(a) and “Supplemental Administrative Agents” shall have the corresponding meaning. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with

-69- 1024613.07B-CHISR02A - MSW any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of Swing Line Loans to the same Borrower in the same currency pursuant to Section 2.04. “Swing Line Facility” means, individually or collectively, as the context may require, each revolving credit sub-facility made available by a Swing Line Lender pursuant to Section 2.04. “Swing Line Lender” means, individually or collectively, as the context may require, each of the Canadian Swing Line Lender and the European Swing Line Lender. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B. “Swing Line Obligations” means, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans outstanding. “Swing Line Sublimit” means, with respect to all Swing Line Loans (in the aggregate), a Dollar Amount equal to the lesser of (a) the sum of the Canadian Swing Line Sublimit and the European Swing Line Sublimit and (b) the aggregate amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “Syndication Agent” means Wells Fargo Bank, National Association, as Syndication Agent. “TARGET Day” means any day on which the Trans-European Automated Real- time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Tax Credit” means a credit against, relief or remission for, or repayment of any Tax. “Taxes” has the meaning specified in Section 3.01(a).

-70- 1024613.07B-CHISR02A - MSW “Test Period” in effect at any time means the most recent period of four consecutive fiscal quarters of the Company ended on or prior to such time in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b) ; provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Company ended March 31, 2015. A Test Period may be designated by reference to the last day thereof (i.e., the “December 31, 2015 Test Period” refers to the period of four consecutive fiscal quarters of the Company ended December 31, 2015), and a Test Period shall be deemed to end on the last day thereof. “the Netherlands” means the European part of the Kingdom of the Netherlands (Koninkrijk der Nederlanden). “Threshold Amount” means $75,000,000. “Total Assets” means the total assets of the Company and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Company delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements. “Total Borrowing Base” means the sum (after giving effect (without duplication) to all Reserves) of the Canadian Borrowing Base, the U.K. Borrowing Base, the Irish Borrowing Base, the Avaya Deutschland Borrowing Base and the Avaya KG Borrowing Base. “Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Company for such Test Period. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Transactions” means, collectively, (a) the establishment of the Revolving Credit Commitments hereunder, and any initial borrowing hereunder, on the Closing Date, (b) the amendment of the Domestic Credit Agreement and the extension of the maturity of the Domestic Commitments, (c) the repayment in part of the CF Credit Agreement on the Closing Date, (d) the consummation of any other transactions in connection with the foregoing and (e) the payment of the fees and expenses incurred in connection with any of the foregoing. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Type” means, with respect to (i) a Loan denominated in Dollars, its character as a Base Rate Loan or a Eurocurrency Rate Loan and (ii) a Loan denominated in Canadian Dollars, its character as a Canadian Prime Rate Loan or a CDOR Loan.

-71- 1024613.07B-CHISR02A - MSW “UFCA” has the meaning specified in Section 10.25. “UFTA” has the meaning specified in Section 10.25. “U.K. Borrower” has the meaning specified in the introductory paragraph to this Agreement. “U.K. Borrowing Base” means, on any date, an amount equal to (y) 85% multiplied by the book value of the U.K. Borrower’s Eligible Accounts minus (z) any Reserves. “U.K. CTA” means the Corporation Tax Act 2009. “U.K. Guarantor” means each Restricted Subsidiary incorporated in England and Wales that provides (or is required to provide) a Guaranty pursuant to the terms hereof. “U.K. ITA” means the Income Tax Act 2007. “U.K. Loan Party” means any of the U.K. Borrower and each U.K. Guarantor. “U.K. Loan Party DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by the relevant Loan Party, which (a) where it relates to a U.K. Treaty Lender that is a Lender on the Closing Date, contains the scheme reference number and the jurisdiction of tax residence which is provided in Schedule 3.01(l)(vii) and is filed with HM Revenue & Customs within thirty (30) days after the Closing Date; or (b) relates to a U.K. Treaty Lender that becomes a Lender after the Closing Date, contains the scheme reference number and the jurisdiction of tax residence in the Assignment and Assumption which that Lender executes, and is filed with HM Revenue & Customs within thirty (30) days after the date on which that Lender becomes a party to this Agreement. “U.K. Non-Bank Lender” means: (a) a Lender that falls within clause (a)(ii) of the definition of U.K. Qualifying Lender that is a party to this Agreement on the Closing Date (and has given a Tax Confirmation by entering into this Agreement on such date, pursuant to Section 3.01(1)(xi)); and (b) a Lender which becomes a Lender after the date of this Agreement that gives a Tax Confirmation in the Assignment and Assumption which it executes on becoming a Lender. “U.K. Qualifying Lender” means: (a) a Lender which is beneficially entitled to interest payable to that Lender in respect of any Loan to the U.K. Borrower and is: (i) a Lender: (A) which is a bank (as defined for the purpose of section 879 of the U.K. ITA) making an advance under any Loan Documents and is within the charge to United

-72- 1024613.07B-CHISR02A - MSW Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the U.K. CTA; or (B) in respect of any Loan to the U.K. Borrower by a person that was a bank (as defined for the purpose of section 879 of the U.K. ITA) at the time that that advance was made and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or (ii) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; (B) a partnership, each member of which is (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the U.K. CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the U.K. CTA; (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the U.K. CTA) of that company; or (D) a U.K. Treaty Lender; or (b) a Lender which is a building society (as defined in section 880 of the U.K. ITA) making an advance in respect of any Loan to the U.K. Borrower. “U.K. Security Agreement” means, collectively (i) the security agreements substantially in the form of Exhibit G-4, including all subparts thereto, among the U.K. Loan Parties (and such other Persons as may be party thereto) and the Administrative Agent for the benefit of the Secured Parties and (ii) to the extent expressed to be governed by English law, each pledge agreement, mortgage, charge, security agreement, Security Trust Deed, U.K. Share Charge, guarantee or other agreement that is entered into by any U.K. Loan Party or any Person who is the holder of Equity Interests in any U.K. Loan Party in favor of the Administrative Agent, and any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents that is governed by the laws of England and Wales, securing the Obligations, entered into pursuant to the terms of this Agreement or any other Loan Document, in each case as the same may be amended, restated or otherwise modified from time to time. “U.K. Share Charge” means a security agreement in substantially the form of Exhibit G-4-2, between Avaya UK Holdings Ltd. and the Administrative Agent.

-73- 1024613.07B-CHISR02A - MSW “U.K. Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of any Loan to a U.K. Borrower is: (i) a company resident in the United Kingdom for United Kingdom tax purposes; (ii) a partnership each member of which is (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the U.K. CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the U.K. CTA; or (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the U.K. CTA) of that company. “U.K. Tax Deduction” means a deduction or withholding in respect of any payment in connection with any Loan to the U.K. Borrower for or on account of any Taxes imposed by any taxing authority of the United Kingdom, other than any deduction or withholding pursuant to FATCA. “U.K. Treaty Lender” means a Lender which: (i) is treated as a resident of a U.K. Treaty State for the purposes of the U.K. Treaty; (ii) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loans is effectively connected; and (iii) fulfils any conditions which must be fulfilled under the U.K. Treaty for residents of that U.K. Treaty State to obtain full exemption from United Kingdom taxation on interest payable to that Lender by the Loan Party, subject to the completion of any necessary procedural formalities. “U.K. Treaty State” means a jurisdiction having a double taxation agreement with the United Kingdom (a “U.K. Treaty”) which makes provision for full exemption from tax imposed by the United Kingdom on interest. “Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America.

-74- 1024613.07B-CHISR02A - MSW “Unpaid Supplier Reserve” means, at any time, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, with respect to the Canadian Borrower, the amount equal to the percentage applicable to Inventory in the calculation of the Canadian Borrowing Base multiplied by the aggregate value of the Eligible Inventory which the Administrative Agent, in its Permitted Discretion, considers is or may be subject to a right of a supplier to repossess goods pursuant to Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any other laws of Canada or any other applicable jurisdiction granting revendication or similar rights to unpaid suppliers, in each case, where such supplier’s right ranks or is capable of ranking in priority to or pari passu with one or more of the first priority Liens granted in the Collateral Documents. “unreallocated portion” shall have the meaning provided in Section 10.35(a)(ii). “Unrestricted Subsidiary” means (a) each Subsidiary of the Company listed on Schedule 1.01B, (b) any Subsidiary of the Company designated by the board of directors of the Company as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date and (c) any Subsidiary of an Unrestricted Subsidiary, in each case, until such Person ceases to be an Unrestricted Subsidiary of the Company in accordance with Section 6.14 or ceases to be a Subsidiary of the Company; provided that no Foreign Loan Party shall be an Unrestricted Subsidiary. “Unused Amount” means, on any day the aggregate Revolving Credit Commitments then in effect minus the aggregate of the then outstanding Revolving Credit Exposures, provided that the Unused Amount shall never be less than zero. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “U.S. Guarantor” means, the Company and any Domestic Subsidiary that provides (or is required to provide) a Guaranty pursuant to the terms hereof. “U.S. Security Agreement” means, collectively, the Pledge and Security Agreement executed by the Foreign Loan Parties party thereto, substantially in the form of Exhibit G-5, together with each other Security Agreement Supplement executed and delivered pursuant to Section 6.11. “VAT” means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clause (a) above, or imposed elsewhere. “Voting Stock” means, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors of such Person.

-75- 1024613.07B-CHISR02A - MSW “Wage Earner Priority Lien Reserve” on any date of determination, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, a reserve established from time to time by the Administrative Agent in its Permitted Discretion with respect to the Canadian Borrowing Base in such amount as the Administrative Agent determines reflects the amounts that may become due under sections 81.3 or 81.4 of the Bankruptcy and Insolvency Act (Canada), which would give rise to a Lien with priority under applicable Law over the Lien of the Administrative Agent. “Weekly Monitoring Event” means either (i) the occurrence and continuance of any Specified Event of Default or (ii) a Liquidity Event under clause (b) or (c) of the definition of “Liquidity Event” has existed for five (5) consecutive Business Days, and in the case of this clause (ii), the Administrative Agent has notified the Administrative Borrower thereof. The occurrence of a Weekly Monitoring Event shall be deemed continuing at the Administrative Agent’s option until a Liquidity Exit Event occurs, in which case a Weekly Monitoring Event shall no longer be deemed to be continuing; provided that a Weekly Monitoring Event shall be deemed continuing (even if a Liquidity Exit Event otherwise occurs) at all times in any four fiscal quarter period after a Weekly Monitoring Event has occurred and been discontinued on two occasions in such four fiscal quarter period. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness. “wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. SECTION 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

-76- 1024613.07B-CHISR02A - MSW (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (iii) The term “including” is by way of example and not limitation. (iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (e) The word “or” is not exclusive. SECTION 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Annual Financial Statements of the Company, except as otherwise specifically prescribed herein. SECTION 1.04 Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. SECTION 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.07 [Reserved]. SECTION 1.08 Currency Equivalents Generally.

-77- 1024613.07B-CHISR02A - MSW (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial ratios hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, a CDOR Loan or a EURIBOR Loan, or the issuance, amendment or extension of a Letter of Credit denominated in an Alternative Currency, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan, CDOR Loan, EURIBOR Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar Amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Swing Line Lender or L/C Issuer, as the case may be. (c) Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections. (d) For purposes of determining compliance with the Secured Leverage Ratio and the Total Leverage Ratio, the equivalent in Dollars of any amount denominated in a currency other than Dollars will be converted to Dollars (i) with respect to income statement items, in a manner consistent with that used in calculating Net Income in the Company’s latest financial statements delivered pursuant to Section 6.01(a) or (b) and (ii) with respect to balance sheet items, in a manner consistent with that used in calculating balance sheet items in the Company’s latest financial statements delivered pursuant to Section 6.01(a) or (b) and will, in each case of clauses (i) and (ii) of this paragraph, reflect the currency translation effects, determined in accordance with GAAP, of Swap Contracts for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. SECTION 1.09 Change in Currency. (a) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

-78- 1024613.07B-CHISR02A - MSW (b) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. SECTION 1.10 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, the Secured Leverage Ratio, the Total Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated in the manner prescribed by this Section. (b) In the event that the Company or any Restricted Subsidiary incurs, assumes, guarantees, redeems, repays, retires or extinguishes any Indebtedness included in the definitions of Consolidated Secured Debt or Consolidated Total Debt, as the case may be (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), subsequent to the end of the Test Period for which the Secured Leverage Ratio and the Total Leverage Ratio, as the case may be, is being calculated but prior to or simultaneously with the event for which the calculation of any such ratio is made, then the Secured Leverage Ratio and the Total Leverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, repayment, retirement or extinguishment of Indebtedness, as if the same had occurred on the last day of the applicable Test Period. (c) For purposes of calculating the Secured Leverage Ratio, the Total Leverage Ratio and the Fixed Charge Coverage Ratio, Specified Transactions that have been made by the Company or any of its Restricted Subsidiaries during the applicable Test Period or subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the applicable Test Period. If since the beginning of any such Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Company or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section, then the Secured Leverage Ratio, the Total Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction occurred at the beginning of the applicable Test Period. (d) In the event that the Company or any Restricted Subsidiary incurs, assumes, guarantees, redeems, repays, retires or extinguishes any Indebtedness included in the definitions of Fixed Charges, as the case may be (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes) or issues or redeems Disqualified Equity Interests, subsequent to the commencement of the Test Period but prior to or simultaneously with the event for which the calculation of the Fixed Charge Coverage Ratio is made, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, repayment,

-79- 1024613.07B-CHISR02A - MSW retirement or extinguishment of Indebtedness or such issuance or redemption of Disqualified Equity Interests, as if the same had occurred on the first day of the applicable Test Period. (e) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Fixed Charge Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a Eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Company may designate. (f) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company (and may include, for the avoidance of doubt, cost savings, operating expense reductions and synergies resulting from such Specified Transaction which is being given pro forma effect that have been or are expected to be realized); provided that (A) such amounts are reasonably identifiable and factually supportable, (B) actions to realize such amounts are taken or committed to be taken within 18 months after the date of such Specified Transaction and (C) no amounts shall be added pursuant to this clause to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA (including, without limitation, through clause (a)(viii) of the definition thereof) with respect to such period. SECTION 1.11 Defined Terms. For purposes of any assets, liabilities or entities located in the Province of Quebec and for all other purposes pursuant to which the interpretation or construction of this Agreement and the other Loan Documents may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec”, “prior claim”, “reservation of ownership” and a “resolutory clause”, (f) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall be deemed to include a reference to an “opposable” or “set up” hypothec as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall be deemed to include a “mandatary”, (k) “construction liens” shall be deemed to include “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (l) “joint and several” shall be deemed to include “solidary”, (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall be deemed to include “ownership”, (o) “legal title” shall be deemed to include “holding title on behalf of an owner as mandatary or prête-nom”, (p)

-80- 1024613.07B-CHISR02A - MSW “easement” shall be deemed to include “servitude”, (q) “priority” shall be deemed to include “rank” or “prior claim”, as applicable, (r) “survey” shall be deemed to include “certificate of location and plan”, (s) “state” shall be deemed to include “province”, (t) “fee simple title” shall be deemed to include “ownership” (including ownership under a right of superficies), (u) “ground lease” shall be deemed to include “emphyteusis” or a “lease with a right of superficies”, as applicable, (v) “leasehold interest” shall be deemed to include “a valid lease”, and (w) “lease” shall be deemed to include a “leasing contract”. ARTICLE II The Commitments and Credit Extensions SECTION 2.01 The Loans. (a) [Reserved]. (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans to the Canadian Borrower, the U.K. Borrower, the Irish Borrower, and each German Borrower, in each case as elected by the Administrative Borrower pursuant to Section 2.02 (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day on or after the Closing Date until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the Revolving Credit Exposure of each Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Protective Advances, shall not exceed such Lender’s Revolving Credit Commitment. Revolving Credit Loans may be made (i) to the Canadian Borrower in Dollars or Canadian Dollars or (ii) to any European Borrower in Dollars, Euro or Sterling. Revolving Credit Loans (i) to the Canadian Borrower denominated in Dollars may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein, (ii) to the Canadian Borrower denominated in Canadian Dollars may be Canadian Prime Rate Loans or CDOR Loans, as further provided herein, and (iii) to any European Borrower must be Eurocurrency Rate Loans denominated in Dollars or Sterling, or EURIBOR Loans denominated in Euros, as further provided herein. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05 and reborrow under this Section 2.01(b); provided that, in each such case, such Revolving Credit Loans shall not, after giving effect thereto and to the application of the proceeds thereof, result at such time (subject to Section 2.01(c)) in the Availability Requirements not being met. (c) Subject to the limitations set forth below (and notwithstanding anything to the contrary in Section 2.01(b) or in Article IV), the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation), to make Revolving Credit Loans denominated in Dollars that are Base Rate Loans on behalf of all Lenders to any Borrower, at any time that any condition precedent set forth in Article IV has not been satisfied or waived, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (x) to preserve or protect the Collateral, or any portion thereof or (y) to enhance the likelihood of, or maximize the amount of,

-81- 1024613.07B-CHISR02A - MSW repayment of the Loans and other Obligations (each such loan, a “Protective Advance”). Any Protective Advance may be made in a principal amount that would result in the Availability Requirements not being met; provided that no Protective Advance may be made to the extent that, after giving effect to such Protective Advance (together with the outstanding principal amount of any outstanding Protective Advances) the aggregate principal amount of all Protective Advances outstanding hereunder would exceed 5.0% of the Total Borrowing Base as determined on the date of such proposed Protective Advance; provided further that the aggregate principal amount of all outstanding Protective Advances plus the aggregate Revolving Credit Exposures at such time shall not exceed the Revolving Credit Commitments as then in effect. Each Protective Advance shall be secured by the Liens in favor of the Administrative Agent on behalf of the Secured Parties in and to the Collateral and shall constitute Obligations hereunder. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and will become effective prospectively upon the Administrative Agent’s receipt thereof. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion and under no circumstance shall the Borrowers have the right to require that a Protective Advance be made. At any time that the conditions precedent set forth in Article IV have been satisfied or waived, the Administrative Agent may request the Lenders to make a Revolving Credit Loan to repay a Protective Advance. At any other time, the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.01(d). (d) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default or an Event of Default), each Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Pro Rata Share. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance. (e) Notwithstanding anything to the contrary in any Loan Document, but subject to the last sentence of Section 3.02 and Section 3.04(d), each Lender may, at its option, make Revolving Credit Loans, Swing Line Loans or Protective Advances, as applicable, available to the Borrowers by causing its applicable Lending Office or any foreign or domestic branch or Affiliate of such Lender to make such Loans; provided that (i) any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and the other Loan Documents and (ii) no Loan Party shall be obliged to make any payment pursuant to Sections 3.01, 3.04 or 3.05 in excess of any payment that would have been due to Lender pursuant to Sections 3.01, 3.04 or 3.05, respectively, if the Lender had made such Loan through its Lending Office (other than (i) Loans made through any foreign or domestic branch or Affiliate of a Lender at the written request of the Administrative Borrower or (ii) payments as a result of any change after the exercise of such option in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority).

-82- 1024613.07B-CHISR02A - MSW SECTION 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Revolving Credit Borrowing (other than Swing Line Borrowings and Protective Advances with respect to which this Section 2.02 shall not apply), each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans, EURIBOR Loans or CDOR Loans shall be made upon the Administrative Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent (i) not later than 12:00 noon (New York, New York time) (A) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Dollars or any conversion of Base Rate Loans to Eurocurrency Rate Loans, (B) three (3) Business Days prior to the requested date of any Borrowing or continuation of CDOR Loans or any conversion of Canadian Prime Rate Loans to CDOR Loans, and (C) four (4) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Sterling or EURIBOR Loans, and (ii) not later than 11:00 a.m. (New York, New York time) on the requested date of any Borrowing of Base Rate Loans or Canadian Prime Rate Loans; provided that the notice referred to in subclause (i) above may be delivered not later than 9:00 a.m. (New York, New York time) two Business Days prior to the Closing Date in the case of the initial Credit Extensions. Each telephonic notice by the Administrative Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Administrative Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans shall be in a principal Dollar Amount of $1,000,000 or a whole multiple of the Dollar Amount of $500,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), and except for Protective Advances which shall be made in the amounts required by Section 2.01(c), each Borrowing of or conversion to Base Rate Loans or Canadian Prime Rate Loans shall be in a principal Dollar Amount of $500,000 or a whole multiple of the Dollar Amount of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the requesting Borrower is requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, EURIBOR Loans or CDOR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the currency in which the Loans to be borrowed are to be denominated, (v) the Type of Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, (vi) the identity of the requesting Borrower and (vii) if applicable, the duration of the Interest Period with respect thereto. If the requesting Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, (i) in the case of Loans to Canadian Borrower denominated in Dollars, Base Rate Loans, (ii) in the case of Loans to Canadian Borrower denominated in Canadian Dollars, Canadian Prime Rate Loans, (iii) in the case of a Loan to a European Borrower denominated in Dollars or Sterling, Eurocurrency Rate Loans with an Interest Period of one month, and (iv) in the case of a Loan denominated in Euros, EURIBOR Loans with an Interest Period of one month. Any such automatic conversion to Base Rate Loans or Canadian Prime Rate Loans, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or CDOR Loans, as applicable. If the requesting Borrower requests a Borrowing of, conversion to,

-83- 1024613.07B-CHISR02A - MSW or continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give a timely notice requesting a continuation of Eurocurrency Rate Loans denominated in Sterling, Eurocurrency Rate Loans to a European Borrower denominated in Dollars or EURIBOR Loans), it will be deemed to have specified an Interest Period of one (1) month. If no currency is specified, the requested Borrowing shall be in Dollars. Notwithstanding anything to the contrary, no Loan to a European Borrower may be converted to Base Rate Loans. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the requesting Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or Canadian Prime Rate Loans or continuation of Loans to a European Borrower described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the respective currency not later than 1:00 p.m. (New York, New York time), in the case of any Loan denominated in Dollars or Canadian Dollars, and not later than the Applicable Time in the case of any Loan denominated in Sterling or Euro, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is on the Closing Date, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the requesting Borrower; provided that if, on the date the Committed Loan Notice with respect to a Borrowing is given by the Administrative Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings and second, to the Borrowers as provided above. (c) Except as otherwise provided herein, a Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans, EURIBOR Loans or CDOR Loans, and that (unless repaid) any or all of the then outstanding Loans in Alternative Currency be redenominated into Dollars in the amount of the Dollar Amount thereof, on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the Administrative Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans upon determination of such interest rate. The determination of the Eurocurrency Rate, CDOR Rate or EURIBOR Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans or Canadian Prime Rate Loans are outstanding, the Administrative Agent shall notify the Administrative Borrower and the Lenders of any change in the Administrative Agent’s prime

-84- 1024613.07B-CHISR02A - MSW rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than thirty (30) Interest Periods in effect unless otherwise agreed between the Administrative Borrower and the Administrative Agent. (f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such Pro Rata Share available to the Administrative Agent, each of such Lender and the Borrowers severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers (to the extent such amount is covered by interest paid by such Lender) the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.03 Letters of Credit. (a) The Letter of Credit Commitments. (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in an Alternative Currency for the account of the Canadian

-85- 1024613.07B-CHISR02A - MSW Borrower, the U.K. Borrower, the Irish Borrower, or one of the German Borrowers (provided that any Letter of Credit may be for the benefit of any direct or indirect Subsidiary of the Company) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b) and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that L/C Issuers shall not be obligated to make L/C Credit Extensions with respect to Letters of Credit, and Lenders shall not be obligated to participate in Letters of Credit if, as of the date of the applicable Letter of Credit, (I) the Revolving Credit Exposure of any Lender (including its Pro Rata Share of any Euro Loans) would exceed such Lender’s Revolving Credit Commitment, (II) the Outstanding Amount of all L/C Obligations would exceed the lesser of the L/C Sublimit (including, with respect to each individual L/C Issuer, the further sublimits specified in the definition of “L/C Sublimit”) and the Aggregate Commitment or (III) subject to Section 2.01(c), the Availability Requirements would not be met. Each request by the Administrative Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (ii) An L/C Issuer shall not issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless otherwise agreed by the L/C Issuer and the Administrative Agent in their sole discretion; or (B) the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless (1) each Appropriate Lender shall have approved such expiry date or (2) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized. (iii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

-86- 1024613.07B-CHISR02A - MSW (B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; or (C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency. (iv) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (v) Each L/C Issuer shall act on behalf of the Appropriate Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto- Renewal Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Administrative Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Administrative Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 noon at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof, and the name of the applicable Borrower for whose account the Letter of Credit is to be issued; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) the currency in which the requested Letter of Credit will be denominated; and (h) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a

-87- 1024613.07B-CHISR02A - MSW Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request. (ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Administrative Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the relevant L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit. (iii) If the Administrative Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon by the relevant L/C Issuer and the Administrative Borrower at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Administrative Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time until an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Lender, or the Administrative Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Administrative

-88- 1024613.07B-CHISR02A - MSW Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Administrative Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrowers shall reimburse the relevant L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Administrative Borrower shall have notified the relevant L/C Issuer promptly following receipt of the notice of drawing that the Borrowers will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the relevant L/C Issuer shall notify the Administrative Borrower of the Dollar Amount of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the first Business Day following the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars (including all Letters of Credit denominated in Dollars), or the Applicable Time on the first Business Day following the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the applicable Borrower shall reimburse the L/C Issuer in an amount equal to the amount of such drawing and in the applicable currency. If the applicable Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars or in the Dollar Amount thereof in the case of an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Administrative Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans in Dollars on behalf of the applicable Borrower to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments under the Revolving Credit Facility of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent (which may be the

-89- 1024613.07B-CHISR02A - MSW same Business Day such notice is provided if such notice is provided prior to 12:00 noon), whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer. (iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer. (v) Each Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Administrative Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. A

-90- 1024613.07B-CHISR02A - MSW certificate of the relevant L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Appropriate Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from any Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Appropriate Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The Obligations of the Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Borrowers to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

-91- 1024613.07B-CHISR02A - MSW any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally; (vi) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party; provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to punitive or consequential damages or lost profits, claims in respect of which are waived by the Borrowers to the extent permitted by applicable Law) suffered by any Borrower that are caused by acts or omissions of such L/C Issuer constituting gross negligence or willful misconduct on the part of such L/C Issuer. (f) Role of L/C Issuers. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) a problem with the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer,

-92- 1024613.07B-CHISR02A - MSW shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(f); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to lost profits or punitive or consequential damages suffered by any Borrower that were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Cash Collateral. If (i) any Event of Default occurs and is continuing and the Required Lenders require the Borrowers to Cash Collateralize its L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) occurs and is continuing or (iii) for any reason, any Letter of Credit is outstanding at the time of termination of the Revolving Credit Commitments and a backstop letter of credit that is satisfactory to the L/C Issuer in its sole discretion is not in place, then the Borrowers shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clause (i) or (iii), (1) the Business Day that the Administrative Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Administrative Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. The Borrowers hereby grant to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in Cash Equivalents selected by the Administrative Agent in its sole discretion. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers. In the case of clause (i) or (ii) above, if such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrowers. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant L/C Issuer and the Administrative Borrower (or other applicable Borrower) when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently

-93- 1024613.07B-CHISR02A - MSW published by the International Chamber of Commerce at the time of issuance, shall apply to each Commercial Letter of Credit. (i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to (A) the Applicable Rate times the daily maximum Dollar Amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum Dollar Amount increases periodically pursuant to the terms of such Letter of Credit), minus (B) the fronting fee set forth in Section 2.03(j) below. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrowers shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum Dollar Amount then available to be drawn under such Letter of Credit. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrowers shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable. (k) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. (l) Addition of an L/C Issuer. (i) A Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Administrative Borrower, the Administrative Agent and such Lender. The Administrative Agent shall notify the Lenders of any such additional L/C Issuer. (ii) On the last Business Day of each March, June, September and December (and on such other dates as the Administrative Agent may request), each L/C Issuer shall provide the Administrative Agent a list of all Letters of Credit issued by it that are outstanding at such time together with such other information as the Administrative Agent may from time to time reasonably request.

-94- 1024613.07B-CHISR02A - MSW (m) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the applicable Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries of the Company inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, (x) the Canadian Swing Line Lender agrees to make loans in Dollars or Canadian Dollars (each such loan, a “Canadian Swing Line Loan”) to the Canadian Borrower in an aggregate Dollar Amount not to exceed at any time outstanding the amount of the Canadian Swing Line Sublimit, and (y) the European Swing Line Lender agrees to make loans in Dollars, Euro or Sterling (each such loan, a “European Swing Line Loan” and, collectively with the Canadian Swing Line Loans, each a “Swing Line Loan”) to any European Borrower in an aggregate Dollar Amount not to exceed at any time outstanding the amount of the European Swing Line Sublimit, in each case from time to time on any Business Day (other than the Closing Date) until the Maturity Date in an aggregate Dollar Amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of any Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any other Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect. Within the foregoing limits, and subject to the other terms and conditions hereof, each Borrower may borrow under this Section 2.04 (provided that, in each such case, such Swing Line Loans shall not, after giving effect thereto and to the application of the proceeds thereof, result at such time in the Availability Requirements not being met (subject to Section 2.01(c)), prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan (i) made to the Canadian Borrower shall be a Base Rate Loan if denominated in Dollars or a Canadian Prime Rate Loan if denominated in Canadian Dollars and (ii) made to a European Borrower shall be a Base Rate Loan if denominated in Dollars or an Overnight Eurocurrency Rate Loan if denominated in Euro or Sterling. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Administrative Borrower’s irrevocable written notice to the applicable Swing Line Lender and the Administrative Agent. Each such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than (x) in the case of a Canadian Swing Line Loan denominated in Dollars, 1:00 p.m. (New York time) , on the requested borrowing date, (y) in the case of a Canadian Swing Line Loan denominated in Canadian Dollars, 11:00 a.m. (New

-95- 1024613.07B-CHISR02A - MSW York time), on the requested borrowing date, and (z) in the case of a European Swing Line Loan, 10:00 a.m. (London time), on the requested borrowing date, and shall specify (i) the amount and currency to be borrowed, which shall be a minimum Dollar Amount of $100,000 (and any Dollar Amount in excess of $100,000 shall be an integral multiple Dollar Amount of $25,000), (ii) the applicable Borrower and (iii) the requested borrowing date, which shall be a Business Day. Each such notice must be made by delivery to the applicable Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Administrative Borrower. Promptly after receipt by the applicable Swing Line Lender of any Swing Line Loan Notice, such Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless a Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. (New York time, in the case of a Canadian Swing Line Loan, or London time, in the case of a European Swing Line Loan) on the date of the proposed Swing Line Borrowing (A) directing such Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, such Swing Line Lender will, not later than 3:00 p.m. (New York time, in the case of a Canadian Swing Line Loan, or London time, in the case of a European Swing Line Loan) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower. (c) Refinancing of Swing Line Loans. (i) Each Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrowers to which Swing Line Loans have been made (which hereby irrevocably authorize each Swing Line Lender to so request on its behalf), that each Lender make a Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding to such Borrowers, respectively, which Loan shall be (w) in the case of a Canadian Swing Line Loan denominated in Dollars, a Base Rate Loan, (x) in the case of a Canadian Swing Line Loan denominated in Canadian Dollars, a Canadian Prime Rate Loan, and (y) in the case of a European Swing Line Loan denominated in Dollars or Sterling, a Eurocurrency Rate Loan with an Interest Period of one month, and (z) in the case of a European Swing Line Loan denominated in Euros, a EURIBOR Loan with an Interest Period of one month. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The applicable Swing Line Lender shall furnish the Administrative Borrower with a copy of each applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in each such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the applicable Swing Line

-96- 1024613.07B-CHISR02A - MSW Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the date specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made Revolving Credit Loans to the applicable Borrowers in such respective amounts. The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Loans submitted by the applicable Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the applicable Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the applicable Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), such Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the applicable Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the applicable Swing Line Lender receives any

-97- 1024613.07B-CHISR02A - MSW payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by such Swing Line Lender. (ii) If any payment received by a Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Lender shall pay to such Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender. The obligations of the Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. Each Swing Line Lender shall be responsible for invoicing the Administrative Borrower for interest on the Swing Line Loans. Until each Lender funds its Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the applicable Swing Line Lender. (f) Payments Directly to Swing Line Lender. Each Borrower shall make all payments of principal and interest in respect of the Swing Line Loans made to it directly to the applicable Swing Line Lender. SECTION 2.05 Prepayments. (a) Optional. (i) The Borrowers may, upon notice by the Administrative Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 noon (New York, New York time in the case of Loans denominated in Dollars or Canadian Dollars or London, England time in the case of Loans denominated in Sterling or Euro) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) three (3) Business Days prior to any date of prepayment of CDOR Loans, (C) four (4) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Sterling or EURIBOR Loans and (D) on the date of prepayment of Base Rate Loans or Canadian Prime Rate Loans; (2) any partial prepayment of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans shall be in a principal Dollar Amount of $1,000,000 or a whole multiple of the Dollar Amount of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans (other than Swing Line Loans and Protective Advances) or Canadian Prime Rate Loans (other than Swing Line Loans) shall be in a principal Dollar Amount of $500,000 or a whole multiple

-98- 1024613.07B-CHISR02A - MSW of the Dollar Amount of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Any prepayment of a Eurocurrency Rate Loan, CDOR Loan, EURIBOR Loan or Overnight Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of principal of, and interest on, any Loan shall be made in the currency in which borrowed (even if the Borrowers are required to convert currency to do so). Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares. (ii) The Canadian Borrower and the European Borrowers may, upon notice by the Administrative Borrower to the applicable Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 1:00 p.m. (New York time, in the case of a Canadian Swing Line Loan, or London time, in the case of a European Swing Line Loan) on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal Dollar Amount of $100,000 or a whole multiple of the Dollar Amount of $25,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (iii) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time, voluntarily prepay Protective Advances in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal Dollar Amount of $100,000 or a whole multiple of the Dollar Amount of $25,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. All Protective Advances shall be denominated in Dollars only. (iv) Notwithstanding anything to the contrary contained in this Agreement, the Administrative Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of the Revolving Credit Facility or other contingent event, which refinancing or other contingent event shall not be consummated or shall otherwise be delayed. (b) Mandatory.

-99- 1024613.07B-CHISR02A - MSW (i) If, on any date, the aggregate Revolving Credit Exposures at any time exceed the aggregate Revolving Credit Commitments then in effect, the Borrowers shall promptly offer to prepay Protective Advances, Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount at least equal to such excess; provided that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Protective Advances, Revolving Credit Loans and Swing Line Loans, such aggregate Revolving Credit Exposure exceeds the aggregate Revolving Credit Commitments then in effect. (ii) If, on any date, the (i) aggregate Revolving Credit Exposures exceed the lesser of (x) the Total Borrowing Base and (y) the Aggregate Commitments, in each case as then in effect (subject to Section 2.01(c)), (ii) Adjusted Revolving Credit Exposure exceeds the Adjusted Line Cap; (iii) the aggregate Outstanding Amount of Revolving Credit Loans and Swing Line Loans to Avaya Deutschland exceeds the Avaya Deutschland Line Cap; or (iv) the aggregate Outstanding Amount of Revolving Credit Loans and Swing Line Loans to Avaya KG exceeds the Avaya KG Line Cap, the applicable Borrower(s) shall promptly prepay first, Protective Advances and second, Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize L/C Obligations in an aggregate amount at least equal to such excess; provided that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Protective Advances, Revolving Credit Loans and Swing Line Loans, such aggregate Revolving Credit Exposure exceeds the aggregate Revolving Credit Commitments then in effect. (iii) At all times following the establishment of the Cash Management Systems for the relevant jurisdiction pursuant to Section 6.15 and after the occurrence and during the continuation of a Cash Dominion Event and notification thereof by the Administrative Agent to the Administrative Borrower (subject to the provisions of the Collateral Documents), on each Business Day, at or before 1:00 p.m., the Administrative Agent shall apply all immediately available funds credited to any Concentration Account of a Borrower, first to pay any fees or expense reimbursements then due to the Administrative Agent, the L/C Issuer, any Receiver and the Lenders, pro rata, second to pay interest due and payable in respect of any Loans (including Swing Line Loans and Protective Advances) of such Borrower that may be outstanding, pro rata, third to prepay the principal of any Protective Advances to such Borrower that may be outstanding, pro rata, fourth to prepay the principal of the Revolving Credit Loans and Swing Line Loans to such Borrower and to Cash Collateralize L/C Obligations to such Borrower, pro rata, fifth to pay interest due and payable in respect of any remaining Loans (including Swing Line Loans and Protective Advances) that may be outstanding, pro rata, sixth to prepay the principal of any remaining Protective Advances that may be outstanding, pro rata and seventh to prepay the principal of any remaining Revolving Credit Loans and Swing Line Loans and to any remaining Cash Collateralize L/C Obligations, pro rata; provided that, notwithstanding the foregoing, at any time that a certificate is in or comes into effect pursuant to Section 10.32 with respect to a German Borrower (and for so long as any such certificate is in effect with respect to such German Borrower, unless and until otherwise ordered by a court of competent jurisdiction), funds credited to any

-100- 1024613.07B-CHISR02A - MSW Concentration Account of such German Borrower shall be applied, first to pay any fees or expense reimbursements then due to the Administrative Agent, the L/C Issuer, any Receiver and the Lenders (which fees or expense reimbursements are due from such German Borrower solely in respect of Loans (including Swing Line Loans and Protective Advances) and L/C Obligations of such German Borrower), pro rata, second to pay interest due and payable in respect of any Loans (including Swing Line Loans and Protective Advances) of such Borrower that may be outstanding, pro rata, third to prepay the principal of any Protective Advances made to or in respect of such Borrower that may be outstanding, pro rata, fourth to prepay the principal of the Revolving Credit Loans and Swing Line Loans to such Borrower that may be outstanding and to Cash Collateralize L/C Obligations to such Borrower that may be outstanding, pro rata, fifth to be held as cash collateral for the accrued and outstanding Borrower Obligations of such German Borrower, sixth if no Borrower Obligations of such German Borrower are outstanding and no Event of Default has occurred and is continuing, to be released to (or as directed by) such German Borrower. Cash collateral held pursuant to clause fifth of the proviso above may be applied by the Administrative Agent from time to time in respect of any Borrower Obligations of such German Borrower pursuant to the proviso above. (c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan prior to the last day of the Interest Period therefor, any Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from any Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from any Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. SECTION 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrowers may, upon written notice by the Administrative Borrower to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction, (ii) any such partial

-101- 1024613.07B-CHISR02A - MSW reduction shall be in an aggregate Dollar Amount of $500,000 or any whole multiple of the Dollar Amount of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, the Canadian Swing Line Sublimit and the European Swing Line Sublimit shall be automatically reduced, pro rata, to eliminate such excess. Except as provided above, the amount of any such Revolving Credit Commitment reduction shall not be applied to the Canadian Swing Line Sublimit or the European Swing Line Sublimit unless otherwise specified by the Administrative Borrower. Notwithstanding the foregoing, the Borrowers may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of the Revolving Credit Facility or other contingent event, which refinancing or other contingent event shall not be consummated or otherwise shall be delayed. (b) Mandatory. The Revolving Credit Commitments shall terminate on the Maturity Date. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Canadian Swing Line Sublimit or the European Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination. SECTION 2.07 Repayment of Loans. (a) [Reserved]. (b) Revolving Credit Loans. Each Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date. (c) Swing Line Loans. Each Borrower shall repay each of its Swing Line Loans on the Maturity Date. (d) Protective Advances. The Borrowers shall repay to the Administrative Agent the then unpaid amount of each of its Protective Advances on the Maturity Date. SECTION 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan that is a Dollar Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Eurocurrency Rate Loan that is a Sterling Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (iii) each EURIBOR Loan shall bear interest on the outstanding principal amount thereof for each Interest

-102- 1024613.07B-CHISR02A - MSW Period at a rate per annum equal to the EURIBOR Rate for such Interest Period plus the Applicable Rate; (iv) each CDOR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the CDOR Rate for such Interest Period plus the Applicable Rate; (v) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (vi) each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate and (vii) each Overnight Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Overnight Eurocurrency Rate plus the Applicable Rate. For the avoidance of doubt, each Sterling Loan (other than a Swing Line Loan) shall be a Eurocurrency Rate Loan, and each Euro Loan (other than a Swing Line Loan) shall be a EURIBOR Loan. (b) The Borrowers shall pay interest on past due amounts hereunder (whether principal, interest, fees or other amounts) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) Interest on each Loan shall be payable in the currency in which each Loan was made. SECTION 2.09 Fees In addition to certain fees described in Sections 2.03(i) and (j): (a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrowers prior to such time; provided further that no commitment fee shall accrue on any of the Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees shall accrue at all times from the Closing Date until the Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears

-103- 1024613.07B-CHISR02A - MSW on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent). SECTION 2.10 Computation of Interest and Fees. All computations of interest (i) for Base Rate Loans when the Base Rate is determined by the Administrative Agent’s “prime rate”, (ii) for Loans denominated in Canadian Dollars or (iii) for Loans denominated in Sterling, shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Euro as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. SECTION 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrowers, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Revolving Credit Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

-104- 1024613.07B-CHISR02A - MSW (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents. SECTION 2.12 Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same Day Funds not later than 2:00 p.m. on the date specified herein. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in any Alternative Currency, the Borrowers shall make such payment in Dollars in the Dollar Amount of the applicable foreign currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m. (New York, New York time), in the case of payments in Dollars, or (ii) after the Applicable Time in the case of payments in any Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (c) Unless the Administrative Borrower has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder for the account of any Lender or an L/C Issuer hereunder, that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender or L/C Issuer. If and to the extent that such payment was

-105- 1024613.07B-CHISR02A - MSW not in fact made to the Administrative Agent in Same Day Funds, then such Lender or L/C Issuer shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender or L/C Issuer in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender or L/C Issuer to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect. A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. SECTION 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its

-106- 1024613.07B-CHISR02A - MSW ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them or participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. SECTION 2.14 Incremental Credit Extensions. (a) The Borrowers may at any time or from time to time after the Closing Date, by notice by the Administrative Borrower to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”; provided that upon the effectiveness of any Incremental Amendment referred to below, no Default under Section 8.01(a) or Event of Default shall exist. Each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than a Dollar Amount of $10,000,000 (provided that such amount may be less than a Dollar Amount of $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Revolving Commitment Increases shall not exceed $30,000,000. Each notice from the Administrative Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Revolving Commitment Increases. Revolving Commitment Increases may be provided by any existing Lender (it being understood that no existing Lender will have an obligation to provide a portion of any Revolving Commitment Increase), in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent, or by any other lender (any such other lender being called an “Additional Lender”), provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Revolving

-107- 1024613.07B-CHISR02A - MSW Commitment Increase if such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender. Commitments in respect of Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Lender, an increase in such Lender’s Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders or Loan Parties, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Administrative Borrower, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to (i) the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment), (ii) each Additional Lender executing and delivering to the Administrative Agent a joinder to the CAM Agreement in form and substance reasonably satisfactory to the Administrative Agent, and (iii) such other conditions as the parties thereto shall agree. The Borrowers shall use the proceeds of the Revolving Commitment Increases for any purpose not prohibited by this Agreement. (b) Upon each increase in the Revolving Credit Commitments pursuant to this Section 2.14, (x) each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”), and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment and (y) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (c) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. SECTION 2.15 Reserves. Notwithstanding anything to the contrary, the Administrative Agent may at any time and from time to time in the exercise of its Permitted

-108- 1024613.07B-CHISR02A - MSW Discretion establish and increase or decrease Reserves; provided that the Administrative Agent shall have provided the Administrative Borrower at least five (5) Business Days’ prior written notice of any such establishment or increase; and provided further that the Administrative Agent may only establish or increase a Reserve after the date hereof based on an event, condition or other circumstance arising after the date hereof or based on facts not known to the Administrative Agent as of the date hereof. The amount of any Reserve established by the Administrative Agent shall have a reasonable relationship to the event, condition, other circumstance or new fact that is the basis for the Reserve. Upon delivery of such notice, the Administrative Agent shall be available to discuss the proposed Reserve or increase, and the Borrowers may take such action as may be required so that the event, condition, circumstance or new fact that is the basis for such Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the Administrative Agent to establish or change such Reserve, unless the Administrative Agent shall have determined in its Permitted Discretion that the event, condition, other circumstance or new fact that is the basis for such new Reserve or such change no longer exists or has otherwise been adequately addressed by the Borrowers. Notwithstanding anything herein to the contrary, Reserves shall not duplicate eligibility criteria contained in the definition of “Eligible Inventory” or “Eligible Accounts” and vice versa, or reserves or criteria deducted in computing the Net Orderly Liquidation Value of Eligible Inventory and vice versa. SECTION 2.16 Interest Act (Canada); Criminal Rate of Interest; Nominal Rate of Interest. (a) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, solely to the extent that a court of competent jurisdiction finally determines that the calculation or determination of interest or any fee payable by any Canadian Loan Party in respect of the Obligations pursuant to this Agreement and the other Loan Documents shall be governed by the laws of any province or territory of Canada or the federal laws of Canada, in no event shall the aggregate “interest” (as defined in Section 347 of the Criminal Code (Canada), R.S.C. 1985, c. C-46, as the same shall be amended, replaced or re- enacted from time to time, “Section 347”)) payable by the Canadian Loan Parties to the Agents or any Lender under this Agreement or any other Loan Document exceed the effective annual rate of interest on the “credit advanced” (as defined in Section 347) under this Agreement or such other Loan Document lawfully permitted under Section 347 and, if any payment, collection or demand pursuant to this Agreement or any other Loan Document in respect of “interest” (as defined in Section 347) is determined to be contrary to the provisions of Section 347, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Agents, the Lenders and the Canadian Loan Parties and the amount of such payment or collection shall be refunded by the relevant Agents and Lenders to the applicable Canadian Loan Parties. For the purposes of this Agreement and each other Loan Document to which the Canadian Loan Parties are a party, the effective annual rate of interest payable by the Canadian Loan Parties shall be determined in accordance with generally accepted actuarial practices and principles over the term of the loans on the basis of annual compounding for the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent for the account of the Canadian

-109- 1024613.07B-CHISR02A - MSW Loan Parties will be conclusive for the purpose of such determination in the absence of evidence to the contrary. (b) For the purposes of the Interest Act (Canada) and with respect to Canadian Loan Parties only: (i) whenever any interest or fee payable by the Canadian Loan Parties is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and (z) divided by 360 or 365, as the case may be; and (ii) all calculations of interest payable by the Canadian Loan Parties under this Agreement or any other Loan Document are to be made on the basis of the nominal interest rate described herein and therein and not on the basis of effective yearly rates or on any other basis which gives effect to the principle of deemed reinvestment of interest. The parties hereto acknowledge that there is a material difference between the stated nominal interest rates and the effective yearly rates of interest and that they are capable of making the calculations required to determine such effective yearly rates of interest. SECTION 2.17 Blocked Loan Parties. If a Loan Party would have been required to make any payment or perform any action under any provision of the Loan Documents but the relevant provision(s) (or any portion thereof) is (are) not enforceable against that Loan Party or for any other reason that Loan Party is unable to fulfill its obligations under the Loan Documents (a “Blocked Loan Party”), the Administrative Borrower may designate which Loan Party shall fulfill the Blocked Loan Party’s obligations, but only so long as the designated Loan Party is duly and promptly fulfilling such obligations, failing which all Loan Parties shall be jointly and severally liable for the performance thereof. ARTICLE III Taxes, Increased Costs Protection and Illegality SECTION 3.01 Taxes. (a) Save in respect of any payments in connection with any Loan to the U.K. Borrower ( to which Section 3.01(l) shall apply in place of this Section 3.01(a), or any Loan to the Irish Borrower (to which Section 3.01(m) shall apply in place of this Section 3.01(a), except as required by law (as determined in the good faith discretion of any applicable withholding agent), any and all payments by any Loan Party to or for the account of any Agent or any Lender (which term shall, for the avoidance of doubt, include, for the purposes of Section 3.01, any L/C Issuer) under any Loan Document shall be made free and clear of, and without deduction for, any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, imposed by any taxing authority (“Taxes”). If any Loan Party or

-110- 1024613.07B-CHISR02A - MSW the Administrative Agent is required by law (as determined in the good faith discretion of any applicable withholding agent) to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) if such Taxes are Indemnified Taxes (as defined below) or Other Taxes (as defined below), the sum payable by the Loan Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Party or the Administrative Agent shall make such deductions, (iii) the Loan Party or the Administrative Agent shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), the Loan Party shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to the Loan Party. If the Loan Parties fail to pay any Indemnified Taxes or Other Taxes when due to the appropriate taxing authority or fail to remit to any Agent or any Lender the required receipts or other required documentary evidence that has been made available to such Loan Party, the Loan Parties shall indemnify such Agent and such Lender for any incremental Taxes that may become payable by such Agent or such Lender arising out of such failure. “Indemnified Taxes” refers to any Taxes arising from any payment made under any Loan Document excluding, in the case of each Agent and each Lender, (i) Taxes imposed by a jurisdiction as a result of any connection between such Agent or Lender and such jurisdiction other than the connection arising from executing or entering into any Loan Document or any of the transactions contemplated by any Loan Document, (ii) any Canadian federal withholding Taxes to the extent imposed at the time such Lender becomes a party hereto (or designates a new Lending Office), except (w) to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts or indemnity payments from any Loan Party with respect to such withholding Tax pursuant to Section 3.01, (x) to the extent such Lender (or its assignor, if any) changed its Lending Office at the written request of the Administrative Borrower or pursuant to Section 3.01(i) and (y) if such Lender is an assignee pursuant to a request by the Administrative Borrower under Section 3.07, (iii) any Taxes imposed as a result of the failure of any Lender to comply with either the provisions of Section 3.01(b) or (c), (iv) any withholding Taxes payable under Part XIII of the Income Tax Act (Canada) that are imposed on amounts payable to or for the account of any Agent or Lender as a consequence of such Agent or Lender not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with a Loan Party at the time of such payment, (v) any Taxes imposed as a result of the failure of any Lender to comply with either the provisions of Section 3.01(b) or (c), and (vi) any Tax that is attributable to a failure of a Lender, or any other legal or beneficial holder or any foreign financial institution through which payments by or on account of any Loans are made, to take any action (including entering into an agreement with the Internal Revenue Service), comply with any information gathering and/or reporting requirements, or to provide the Administrative Borrower and the Administrative Agent with appropriate certification, in each case, as required to obtain exemption from any United States federal withholding Taxes under Sections 1471 through 1474 of the Code and any regulations promulgated thereunder and any interpretation or other guidance issued by the Internal Revenue Service or the Treasury Department in connection therewith (“FATCA”).

-111- 1024613.07B-CHISR02A - MSW (b) To the extent it is entitled to receive a payment from a U.S. Guarantor and to the extent it is legally able to do so, (i) each Agent or Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each a “Foreign Lender”), agrees to complete and deliver to the Administrative Borrower and the Administrative Agent on or prior to the date of receiving such payment, an accurate, complete and original signed copy of whichever of the following is applicable: (1) Internal Revenue Service Form W-8BEN certifying that it is entitled to benefits under an income tax treaty to which the United States is a party that reduces or eliminates U.S. federal withholding tax on payments of interest; (2) Internal Revenue Service Form W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; (3) if the Foreign Lender (A) is not a bank described in Section 881(c)(3)(A) of the Code, (B) is not a 10-percent shareholder described in Section 871(h)(3)(B) of the Code, (C) has income receivable pursuant to any Loan Document that is not effectively connected with the conduct of a trade or business in the United States, and (D) is not a controlled foreign corporation related to the Borrowers within the meaning of Section 864(d) of the Code, a certificate to that effect in substantially the form attached hereto as Exhibit J and an Internal Revenue Service Form W- 8BEN, certifying that the Foreign Lender is not a United States person; or (4) to the extent a Foreign Lender is not the beneficial owner of any obligation of any Loan Party hereunder (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), duly completed copies of Internal Revenue Service Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, certificate in substantially the form attached hereto as Exhibit J, Form W-9 or Form W-8IMY from each beneficial owner, as applicable, and (ii) each Agent or Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code, agrees to complete and deliver to the Administrative Borrower and the Administrative Agent on or prior to the date of receiving such payment, an accurate, complete and original signed copy of an Internal Revenue Service Form W-9 or successor form. (c) From time to time, each such Agent or Lender shall, (i) promptly, to the extent it is legally entitled to do so, submit to the Administrative Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant taxing authorities) as may then be available to secure an exemption from or reduction in the rate of withholding tax (A) on or before the date that any such form, certificate or other evidence previously delivered expires or becomes obsolete, (B) after the occurrence of a change in such Agent’s or Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Administrative Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Administrative Borrower or the Administrative Agent, and (ii) promptly notify the Administrative Borrower and the Administrative Agent of any change in such Agent’s or Lender’s circumstances which would modify or render invalid any previously claimed exemption or reduction. (d) [Reserved]. (e) The Loan Parties shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Indemnified Taxes subsequent to the Closing

-112- 1024613.07B-CHISR02A - MSW Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) solely as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the Lending Office of such Lender (other than at the written request of the Administrative Borrower to change such Lending Office or pursuant to Section 3.01(i)). (f) The Loan Parties agree to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (including additions to tax, penalties and interest related thereto) excluding, in each case, such amounts that result from an Agent or Lender’s Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document (collectively, “Assignment Taxes”) to the extent such Assignment Taxes result from a connection that the Agent or Lender has with the taxing jurisdiction other than the connection arising out of the Loan Document or the transactions therein, except for Assignment Taxes resulting from assignment or participation that is requested or required in writing by the Administrative Borrower (all such non-excluded taxes described in this Section 3.01(f) being hereinafter referred to as “Other Taxes”). (g) If any Indemnified Taxes or Other Taxes are directly asserted against any Agent or Lender, such Agent or Lender may pay such Indemnified Taxes or Other Taxes and the Loan Parties will promptly pay such additional amounts so that each of such Agent and such Lender receives an amount equal to the sum it would have received had no such Indemnified Taxes or Other Taxes been asserted; whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted; provided that if the Administrative Borrower reasonably believes that such Indemnified Taxes or Other Taxes were not correctly or reasonably asserted, each Agent or Lender will use reasonable efforts to cooperate with the Loan Parties to obtain a refund of such Indemnified Taxes or Other Taxes (which shall be repaid to the Loan Parties in accordance with Section 3.01(h)) so long as such efforts would not, in the sole good faith determination of such Agent or Lender, result in any additional costs, expenses or risks or be otherwise disadvantageous to it. Payments under this Section 3.01(g) shall be made within ten (10) days after the date Administrative Borrower receives written demand for payment from such Agent or Lender. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Lender or the Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or any other Agent shall be conclusive absent manifest error. (h) If any Lender or Agent determines, in its sole discretion, that it is entitled to receive a Tax Credit in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Loan Parties pursuant to this Section 3.01, it shall use its commercially reasonable efforts to receive such Tax Credit and upon receipt of any such Tax Credit shall promptly remit such Tax Credit (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such Tax Credit plus any interest included in such Tax Credit by the relevant taxing authority attributable thereto) to the Loan Parties, net of all reasonable out of pocket expenses of the Lender or Agent, as the

-113- 1024613.07B-CHISR02A - MSW case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such Tax Credit); provided that the Loan Parties, upon the request of the Lender or Agent, as the case may be, agree promptly to return such Tax Credit to such party in the event such party is required to repay the amount of such Tax Credit to the relevant taxing authority. Such Lender or Agent, as the case may be, shall provide the Administrative Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such Tax Credit received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential in its reasonable discretion). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any Tax Credit or make available its tax returns or any other information it reasonably deems confidential or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remission or repayments to which it may be entitled. (i) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (g) with respect to such Lender, such Lender will, if requested by the Administrative Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan or Letter of Credit affected by such event and by completing and delivering or filing any tax related forms which would reduce or eliminate any amount of Indemnified Taxes or Other Taxes required to be deducted or withheld or paid by the applicable Loan Party or the Administrative Agent; provided that such efforts are made at the applicable Loan Party’s expense and on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(i) shall affect or postpone any of the Obligations of the Loan Parties or the rights of such Lender pursuant to Section 3.01(a), (f) or (g). (j) To the extent it is legally entitled to do so, each Lender shall, at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent, provide the Administrative Borrower and the Administrative Agent any forms, documentation, or other information prescribed by the Internal Revenue Service as may be necessary for the Administrative Borrower and the Administrative Agent to comply with their obligations under FATCA (including, without limitation, those contained in Sections 1471(b) or 1472(b) of the Code, as applicable) and any other similar law, regulation or exchange of information regime and any additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary to determine whether such Lender has or has not complied with such Lender’s obligations under such Sections and, if necessary, to determine the amount to deduct and withhold from such payment. For the avoidance of doubt, each party may make any deduction or withholding with respect to any Taxes excluded from the definition of Indemnified Taxes under exceptions (iv) thereof, and, no party shall be required to increase any payment in respect of which it makes such withholding or deduction for such Taxes or otherwise compensate the recipient of the payment for that withholding or deduction of such Taxes. (k) (i) All amounts expressed to be payable under any Loan Document by any party to the Administrative Agent or a Lender which (in whole or in part) constitute the

-114- 1024613.07B-CHISR02A - MSW consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to Section 3.01(k)(ii) below, if VAT is or becomes chargeable on any supply made by the Administrative Agent or a Lender to any party under any Loan Document and the Administrative Agent or such Lender is required to account to the relevant tax authority for the VAT, that party must pay to the Administrative Agent or such Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and the Administrative Agent or Lender concerned must promptly provide an appropriate VAT invoice to that party). (ii) If VAT is or becomes chargeable on any supply made by the Administrative Agent or a Lender (the “Supplier”) to the Administrative Agent or any other Lender (the “Recipient”) under any Loan Document, and any party other than the Recipient (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration): (1) where the Supplier is the person required to account to the relevant tax authority for the VAT, the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this Section 3.01(k)(ii)(1) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and (2) where the Recipient is the person required to account to the relevant tax authority for the VAT, the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (iii) Where any Loan Document requires any party to reimburse or indemnify the Administrative Agent or a Lender for any cost or expense, that party shall reimburse or indemnify (as the case may be) the Administrative Agent or such Lender for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that the Administrative Agent or such Lender reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (iv) Any reference in this Section 3.01(k) to any party shall, at any time when such party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member

-115- 1024613.07B-CHISR02A - MSW state of the European Union) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be). (v) In relation to any supply made by the Administrative Agent or a Lender to any party under any Loan Document, if reasonably requested by the Administrative Agent or such Lender, that party must promptly provide the Administrative Agent or such Lender with details of that party’s VAT registration and such other information as is reasonably requested in connection with such party’s VAT reporting requirements in relation to such supply. (l) The provisions of this Section 3.01(l) shall only apply in respect of Taxes imposed on payments in connection with any and all Loans to the U.K. Borrower under any of the Loan Documents. (i) Each Loan Party shall make all payments to be made by it in respect of any Loan to the U.K. Borrower without any U.K. Tax Deduction, unless a U.K. Tax Deduction is required by law. (ii) A Loan Party shall promptly upon becoming aware that it must make a U.K. Tax Deduction (or that there is any change in the rate or the basis of a U.K. Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender in respect of any Loan to the U.K. Borrower. If the Administrative Agent receives such notification from a Lender it shall notify any relevant Loan Party. (iii) If a U.K. Tax Deduction is required by law to be made by a Loan Party in respect of any payments in connection with any Loan to the U.K. Borrower, the amount of the payment due from that Loan Party shall be increased to an amount which (after making any U.K. Tax Deduction) leaves an amount equal to the payment which would have been due if no such U.K. Tax Deduction had been required. (iv) A payment shall not be increased under section 3.01(a)(iii) above if, on the date on which the payment falls due: (1) the payment could have been made to the relevant Lender without a U.K. Tax Deduction if the Lender had been a U.K. Qualifying Lender, but on that date that Lender is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or U.K. Treaty or any published practice or published concession of any relevant taxing authority; or (2) the relevant Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender, and:

-116- 1024613.07B-CHISR02A - MSW (A) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the U.K. ITA which relates to the payment and that Lender has received from the Loan Party making the payment a certified copy of that Direction; and (B) the payment could have been made to the Lender without any U.K. Tax Deduction if that Direction had not been made; or (3) the relevant Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender and: (A) the relevant Lender has not given a U.K. Tax Confirmation to the Loan Party; and (B) the payment could have been made to the Lender without any U.K. Tax Deduction if the Lender had given a U.K. Tax Confirmation to the Loan Party, on the basis that the U.K. Tax Confirmation would have enabled the Loan Party to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the U.K. ITA; or (4) the relevant Lender is a U.K. Treaty Lender and the Loan Party making the payment is able to demonstrate that the payment could have been made to the Lender without the U.K. Tax Deduction had that Lender complied with its obligations under Section 3.01(l)(vii) or (viii) below. (v) If a Loan Party is required to make a U.K. Tax Deduction, that Loan Party shall make that U.K. Tax Deduction and any payment required in connection with that U.K. Tax Deduction within the time allowed and in the minimum amount required by law. (vi) Within thirty (30) days after making either a U.K. Tax Deduction or any payment required in connection with that U.K. Tax Deduction, the Loan Party making that U.K. Tax Deduction shall deliver to the Administrative Agent for the benefit of the Lender entitled to the payment a statement under section 975 of the U.K. ITA or other evidence reasonably satisfactory to that Lender that the U.K. Tax Deduction has been made or (as applicable) any appropriate payment paid to H.M. Revenue & Customs. (vii) Subject to paragraphs (2) and (3) below, a U.K. Treaty Lender and each Loan Party which makes a payment to which that U.K. Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Loan Party to obtain authorisation to make that payment without a U.K. Tax Deduction. (1) A U.K. Treaty Lender which becomes a party on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Schedule 3.01(l)(vii); and

-117- 1024613.07B-CHISR02A - MSW (2) a Lender which acquires an interest in a Loan to the U.K. Borrower after the Closing Date which is a U.K. Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the Assignment and Assumption which it executes or otherwise notify the Administrative Borrower thereof, and, having done so, that Lender shall be under no obligation pursuant to this paragraph (vii) above. (3) Nothing in paragraph (1) above shall require a U.K. Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; or (B) apply the HMRC DT Treaty Passport scheme to any Loan if it has so registered. (viii) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 3.01(l)(vii)(1) or (2) above and: (1) a Loan Party making a payment to that Lender has not made a U.K. Loan Party DTTP Filing in respect of that Lender; or (2) a Loan Party making a payment to that Lender has made a U.K. Loan Party DTTP Filing in respect of that Lender but: (A) that U.K. Loan Party DTTP Filing has been rejected by H.M. Revenue & Customs; or (B) H.M. Revenue & Customs has not given the Loan Party authority to make payments to that Lender without a U.K. Tax Deduction within sixty (60) days after the date of the U.K. Loan Party DTTP Filing, (3) H.M. Revenue & Customs gave but subsequently withdrew authority for the Loan Party to make payments to that Lender without a U.K Tax Deduction or such authority has otherwise terminated or expired or is due to otherwise terminate or expire within the next three months, and in each case the Loan Party has notified the Lender in writing that Lender and the Loan Party shall co-operate in completing any additional procedural formalities necessary for the Loan Party to obtain authorization to make that payment without a U.K. Tax Deduction. (ix) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 3.01(l)(vii)(1) or (2) above, no Loan Party shall make a U.K. Loan Party DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment or its participation in any Loan unless the Lender otherwise agrees.

-118- 1024613.07B-CHISR02A - MSW (x) A Loan Party shall, promptly on making a U.K. Loan Party DTTP Filing, deliver a copy of the U.K. Loan Party DTTP Filing to the Administrative Agent for delivery to the relevant Lender. (xi) A U.K. Non-Bank Lender which becomes a Lender on the date of this Agreement is entered into gives a U.K. Tax Confirmation to each Loan Party by entering into this Agreement. (xii) A U.K. Non-Bank Lender shall promptly notify any relevant Loan Party and the Administrative Agent if there is any change in the position from that set out in the U.K. Tax Confirmation. (xiii) Each Lender which is a party to this Agreement as of the Closing Date confirms that it is a U.K. Qualifying Lender. Each Lender which acquires an interest in a Loan to the U.K. Borrower after the Closing Date shall indicate, in the Assignment and Assumption which it executes on becoming a party, or otherwise notify the Administrative Borrower, and for the benefit of the Administrative Agent and without liability to any Loan Party, which of the following categories it falls in: (1) not a U.K. Qualifying Lender; (2) a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or (3) a U.K. Treaty Lender. If a Lender which acquires an interest in a Loan to the U.K. Borrower after the Closing Date fails to indicate its status in accordance with this Section 3.01(l)(xiii) then such Lender shall be treated for the purposes of this Agreement (including by each Loan Party) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Loan Parties). For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a Lender to comply with this Section 3.01(l)(xiii). (m) The provisions of this Section 3.01(m) shall only apply in respect of Taxes imposed on payments in connection with any and all Loans to the Irish Borrower under any of the Loan Documents. (i) Each Loan Party shall make all payments to be made by it in respect of any Loan to the Irish Borrower without any Irish Tax Deduction, unless an Irish Tax Deduction is required by law. (ii) A Loan Party shall promptly upon becoming aware that it must make an Irish Tax Deduction (or that there is any change in the rate or the basis of an Irish Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender

-119- 1024613.07B-CHISR02A - MSW shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender in respect of any Loan to the Irish Borrower. If the Administrative Agent receives such notification from a Lender it shall notify any relevant Loan Party. (iii) If an Irish Tax Deduction is required by law to be made by a Loan Party in respect of any payments in connection with any Loan to the Irish Borrower, the amount of the payment due from that Loan Party shall be increased to an amount which (after making any Irish Tax Deduction) leaves an amount equal to the payment which would have been due if no such Irish Tax Deduction had been required. (iv) A payment shall not be increased under Section 3.01(m)(iii) above if, on the date on which the payment falls due: (1) the payment could have been made to the relevant Lender without an Irish Tax Deduction if the Lender had been an Irish Qualifying Lender, but on that date that Lender is not or has ceased to be an Irish Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Irish Treaty or any published practice or published concession of any relevant taxing authority; or (2) the relevant Lender is an Irish Qualifying Lender solely by virtue of being an Irish Treaty Lender and the Loan Party making the payment is able to demonstrate that the payment could have been made to the Lender without the Irish Tax Deduction had that Lender complied with its obligations under Section 3.01(m)(vii) below. (v) If a Loan Party is required to make an Irish Tax Deduction, that Loan Party shall make that Irish Tax Deduction and any payment required in connection with that Irish Tax Deduction within the time allowed and in the minimum amount required by law. (vi) Within thirty (30) days after making either an Irish Tax Deduction or any payment required in connection with that Irish Tax Deduction, the Loan Party making that Irish Tax Deduction shall deliver to the Administrative Agent for the benefit of the Lender entitled to the payment evidence reasonably satisfactory to that Lender that the Irish Tax Deduction has been made or (as applicable) any appropriate payment paid to the Revenue Commissioners of Ireland. (vii) A Lender that is an Irish Qualifying Lender solely on account of being an Irish Treaty Lender and each Loan Party which makes a payment to which that Lender is entitled shall co-operate in completing any procedural formalities necessary for that Loan Party to obtain authorisation to make that payment without an Irish Tax Deduction. (viii) Any Lender to which interest may be paid free of withholding tax due to such Lender falling within section 246(3)(h) TCA shall, following a reasonable

-120- 1024613.07B-CHISR02A - MSW request in writing from the Borrower, confirm its name, address and country of tax residence to the Borrower to enable it to comply with its reporting obligations under section 891A TCA. (ix) Each Lender, on reasonable request in writing by the Borrower (including in the case of a Lender which acquires an interest in a Loan after the Closing Date in the Assignment and Assumption which it executes on becoming a party) shall indicate for the benefit of the Administrative Agent and without liability to any Loan Party, which of the following categories it falls in: (1) not an Irish Qualifying Lender; (2) an Irish Qualifying Lender under paragraph (a), (d),(e) or (f) of the definition; (3) an Irish Qualifying Lender under paragraph (b) of the definition; or (4) an Irish Qualifying Lender solely on account of being an Irish Treaty Lender, and in relation to an Irish Qualifying Lender under paragraph (b) of the definition it shall indicate where it is resident for tax purposes. If a Lender fails to indicate its status in accordance with this Section 3.01(m)(ix) or provide its territory of residence for tax purposes, if applicable, then such Lender shall be treated for the purposes of this Agreement (including by each Loan Party) as if it is not an Irish Qualifying Lender until such time as it notifies the Administrative Agent which category applies and provide its territory of residence for tax purposes, if applicable (and the Administrative Agent, upon receipt of such notification, shall inform the Loan Parties). For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a Lender to comply with this Section 3.01(m)(ix). SECTION 3.02 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund any Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans, or to determine or charge interest rates based upon the applicable Eurocurrency Rate or EURIBOR Rate, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue any affected Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans or to convert Base Rate Loans to such Eurocurrency Rate Loans or Canadian Prime Rate Loans to such CDOR Loans shall be suspended until such Lender notifies the Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans and shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, in the case of Loans to the Canadian Borrower, if applicable and (i) such Loans are denominated in Dollars, convert all then outstanding affected Eurocurrency Rate

-121- 1024613.07B-CHISR02A - MSW Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or (ii) such Loans are denominated in Canadian Dollars, convert all then outstanding affected CDOR Loans of such Lender to Canadian Prime Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such CDOR Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such CDOR Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. SECTION 3.03 Inability to Determine Rates. If the Required Lenders determine that by reason of any changes affecting the applicable interbank eurodollar market adequate and reasonable means do not exist for determining the Eurocurrency Rate, CDOR Rate or EURIBOR Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan, or that the Eurocurrency Rate, CDOR Rate or EURIBOR Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the relevant interbank eurodollar market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan, in each case due to circumstances arising on or after the Closing Date, the Administrative Agent will promptly so notify the Administrative Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain any affected Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Administrative Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan (as applicable), or, failing that, in the case of Loans to the Canadian Borrower (i) denominated in Dollars, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) denominated in Canadian Dollars, will be deemed to have converted such request into a request for a Borrowing of Canadian Prime Rate Loans in the amount specified therein. SECTION 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans, CDOR Loans and EURIBOR Loans. (a) If any Lender reasonably determines that as a result of the introduction of, or any change in, or in the interpretation of, any Law, in each case after the Closing Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans, or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i)(1) Indemnified Taxes or Other Taxes covered by Section 3.01, (2) any Taxes excluded from the definition of Indemnified Taxes under exception (i) thereof to the extent such Taxes are imposed on or measured by (x) net

-122- 1024613.07B-CHISR02A - MSW income or profits or branch profits or franchise taxes (imposed in lieu of the foregoing taxes), or (y) in the case of Canada, capital and (3) any Taxes excluded from the definition of Indemnified Taxes under exceptions (ii) and (iii) thereof, and (ii) reserve requirements contemplated by Section 3.04(c)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. At any time that any Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan is affected by the circumstances described in this Section 3.04(a), the Borrowers may either (i) if the affected Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Administrative Borrower receives any such demand from such Lender or (ii) if the affected Loan is (A) a Eurocurrency Rate Loan to Canadian Borrower, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert such Eurocurrency Rate Loan into a Base Rate Loan, if applicable or (B) a CDOR Loan to Canadian Borrower, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert such CDOR Loan into a Canadian Prime Rate Loan, if applicable. (b) If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity requirements), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall promptly pay to such Lender such additional amounts as will compensate such Lender for such reduction after receipt of such demand. (c) The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan or EURIBOR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans or EURIBOR Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Administrative Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice at least fifteen (15)

-123- 1024613.07B-CHISR02A - MSW days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice. (d) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Administrative Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.04(a), (b) or (c). For the avoidance of doubt and notwithstanding anything herein to the contrary, the (i) Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173), and all requests, rules, guidelines and directives promulgated thereunder, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to have been introduced or adopted after the Closing Date, regardless of the date enacted or adopted. SECTION 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense reasonably incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan on a day prior to the last day of the Interest Period for such Loan; or (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan on the date or in the amount notified by the Administrative Borrower; including any loss or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurocurrency Rate Loan, CDOR Loan or EURIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. SECTION 3.06 Matters Applicable to All Requests for Compensation. (a) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Administrative Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or Lender may use any reasonable averaging and attribution methods.

-124- 1024613.07B-CHISR02A - MSW (b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Administrative Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrowers under Section 3.04, the Borrowers may, by notice by the Administrative Borrower to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans, or to convert Base Rate Loans to Canadian Borrower into Eurocurrency Rate Loans, or to convert Canadian Prime Rate Loans to Canadian Borrower to CDOR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) If any Lender gives notice to the Administrative Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans to Canadian Borrower or CDOR Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans to Canadian Borrower or CDOR Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans or Canadian Prime Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans to Canadian Borrower or CDOR Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans to Canadian Borrower or CDOR Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. SECTION 3.07 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans to Canadian Borrower or CDOR Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Administrative Borrower may, on five (5) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to and in accordance with Section 10.07(b) (with the assignment fee to be paid by the Borrowers, in the case of clauses (i) and (iii) only) all of its rights and Obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person; and provided further that in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible

-125- 1024613.07B-CHISR02A - MSW Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents. No such replacement shall be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender. (b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Revolving Credit Notes evidencing such Loans to the Borrowers or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof). Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) the assignee Lender shall purchase, at par, all Loans, accrued interest, accrued fees and other amounts owing to the assigning Lender as of the date of replacement and (C) upon such payment (regardless of whether such replaced Lender has executed an Assignment and Assumption or delivered its Revolving Credit Notes to the Borrowers or the Administrative Agent), the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. (c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09. (d) In the event that (i) the Administrative Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders or the Supermajority Lenders in accordance with the terms of Section 10.01 or all the Lenders or the Supermajority Lenders with respect to a certain Class or Classes of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” SECTION 3.08 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

-126- 1024613.07B-CHISR02A - MSW ARTICLE IV Conditions Precedent to Credit Extensions SECTION 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Administrative Borrower and the Administrative Agent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or electronically transmitted copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) executed counterparts of this Agreement and the Guaranty; (ii) a Revolving Credit Note executed by the Borrowers in favor of each Lender that has requested a Revolving Credit Note at least two Business Days in advance of the Closing Date; (iii) subject to Section 6.13, each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with: (A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank (or equivalent in any applicable jurisdiction) and instruments evidencing the Pledged Debt indorsed in blank; and (B) perfection certificates (where applicable) and evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner; (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date and customary good standing and foreign qualification certificates (where applicable, or other customary functionally equivalent certificates or abstracts) for each Loan Party; (v) a customary opinion from (A) Ropes & Gray LLP, New York counsel to the Loan Parties, and (B) each local and foreign counsel to the Loan

-127- 1024613.07B-CHISR02A - MSW Parties listed on Schedule 4.01, in each case (I) dated the Closing Date, (II) addressed to the Agents and the Lenders and (III) covering the matters relating to the Loan Documents and the related transactions as the Administrative Agent shall reasonably request; (vi) certificates attesting to the Solvency for each Borrower, individually, after giving effect to the Transactions, from the Chief Financial Officer, Treasurer (or equivalent senior financial officer) or a director of each Borrower; (vii) evidence that all insurance (including title insurance) required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee and/or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Administrative Agent shall have reasonably requested to be so named; (viii) a certificate attesting to the matters set forth in Sections 4.01(f), (n) and (o) and Sections 4.02(a) and (b) (in each case, as if a Credit Extension were made on the Closing Date) from a Responsible Officer of each Borrower; and (ix) copies of a recent Lien and judgment search in each jurisdiction of organization of any Foreign Loan Party reasonably requested by the Administrative Agent with respect to the Foreign Loan Parties; and (x) security documents establishing springing cash dominion over, and a first priority security interest in favor of the Administrative Agent in, the collections and Concentration Accounts of each European Borrower. (b) Each of the Lenders, the Agents, and the Arrangers shall have received all fees required to be paid to it, and all expenses for which invoices have been presented by it before the Closing Date. (c) All governmental and third party approvals necessary in connection with the financing contemplated by this Agreement and the continuing operations of the Foreign Loan Parties (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent and shall be in full force and effect. (d) The Administrative Agent shall have received, and shall be satisfied with, appraisals of Inventory of the Canadian Borrower and the Irish Borrower from appraisers reasonably satisfactory to the Administrative Agent (it being understood that the appraisal report dated May 27, 2015, is satisfactory to the Administrative Agent). (e) Citibank or its respective designees shall have conducted a satisfactory field examination of the Accounts, Inventory and related working capital matters and financial information of the Borrowers and of the related data processing and other systems (it being understood that the field examination report dated April 22, 2015, is satisfactory to the Administrative Agent).

-128- 1024613.07B-CHISR02A - MSW (f) Substantially simultaneously with the effectiveness of this Agreement on the Closing Date, aggregate revolving commitments under the CF Facilities shall be reduced to $17,960,046. (g) The Administrative Agent shall have received (i) satisfactory audited consolidated financial statements of the Company and its consolidated Subsidiaries for the three most recent fiscal years ended prior to the Closing Date as to which such financial statements are available, (ii) satisfactory unaudited interim consolidated financial statements of the Company and its consolidated Subsidiaries for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, (iii) the Company’s and its consolidated Subsidiaries’ most recent projected income statement, balance sheet and cash flows for each fiscal quarter of the 2015 and 2016 fiscal years, and on an annual basis for each fiscal year thereafter through the 2020 fiscal year (the “Pro Forma Financial Statements”), (iv) satisfactory unaudited consolidating financial statements of the Company for the most recent fiscal year and the most recent fiscal quarter ended prior to the Closing Date as to which such financial statements are available, and (v) satisfactory audited financial statements of each Borrower for the three most recent fiscal years ended prior to the Closing Date as to which such financial statements are available. (h) The Administrative Agent shall have received a Borrowing Base Certificate covering the Total Borrowing Base and each individual Borrowing Base as of a recent date specified by the Administrative Agent with customary supporting documentation to be agreed upon between the Administrative Agent and the Company. (i) The Agents and the Lenders shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, in each case to the extent requested thereby at least ten (10) Business Days prior to the Closing Date. (j) Global Excess Availability on the Closing Date shall not be less than $150 million. (k) [Reserved]. (l) [Reserved]. (m) The lenders party to the Domestic Credit Agreement and the Lenders shall have executed and delivered to the Administrative Agent a CAM exchange agreement (the “CAM Agreement”) in form and substance reasonably satisfactory to the Administrative Agent. (n) The borrowers and guarantors party to the Domestic Credit Agreement shall have entered into an amendment thereto, dated as of the Closing Date.

-129- 1024613.07B-CHISR02A - MSW (o) Since December 31, 2014, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. (p) [Reserved]. (q) [Reserved]. (r) [Reserved]. (s) The Administrative Agent shall have received: (i) if relevant, evidence that each Irish Loan Party has done all that is necessary to follow (for the purposes of Section 82(6)(a) of the Companies Act 2014 of Ireland) the procedures set out in Sections 202 and 203 of the Companies Act 2014 of Ireland in order to enable it to enter into the Loan Documents; (ii) a copy of the constitutional documents of any Person incorporated in Ireland whose shares are subject to security under any Collateral Document, together with any resolutions of the shareholders of such Person adopting such changes to the constitutional documents of that Person to remove any restriction on any transfer of shares or partnership interests (or equivalent) in such Person pursuant to any enforcement of any such Collateral Document; (iii) evidence that each of the Loan Parties are members of the same group of companies consisting of a holding company and its subsidiaries for the purposes of Section 8 of the Companies Act 2014 of Ireland and Section 243 of the Companies Act 2014 of Ireland; and (iv) a written authorization from each Irish Loan Party and each Relevant External Company which is a Loan Party, authorizing each solicitor in McCann FitzGerald to sign all required security related registration forms required to be delivered to the Companies Registration Office of Ireland in connection with all or any of the Collateral Documents. (t) The Administrative Agent shall have received (prior to the initial Credit Extension hereunder, but not as a condition to the effectiveness of this Agreement): (i) a signed Form C1, in a form acceptable to the Administrative Agent, from each Irish Loan Party with respect to each Collateral Document to which it is a party; and (ii) a signed Form F8 in a form acceptable to the Administrative Agent, from each Relevant External Company which is a Loan Party with respect to each Collateral Document to which it is a party and which is (a) governed by Irish law or (b) creates a Lien over assets situate in Ireland.

-130- 1024613.07B-CHISR02A - MSW SECTION 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than any Protective Advance and any Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of each Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) After giving effect to any Borrowing or the issuance of any Letter of Credit, the Availability Requirements shall be met. Each Request for Credit Extension (other than any Protective Advance and any Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans, CDOR Loans or EURIBOR Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V Representations and Warranties Each Borrower represents and warrants to the Administrative Agent and the Lenders, at the times expressly set forth in Sections 4.01 and 4.02, that: SECTION 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Material Subsidiaries (a) is a Person duly organized, incorporated or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of the jurisdiction of its organization, incorporation or formation, (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concepts exist in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in

-131- 1024613.07B-CHISR02A - MSW compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. SECTION 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party nor the consummation of the Transactions will (a) contravene the terms of any of such Person’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect. SECTION 5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. SECTION 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. SECTION 5.05 Financial Statements; No Material Adverse Effect. (a) (i) The Annual Financial Statements and the Quarterly Financial Statements fairly present in all material respects the financial condition of the applicable Persons covered thereby as of the dates thereof and their results of operations for the periods covered thereby in accordance with GAAP (or any equivalent standard in the jurisdiction of organization, formation or incorporation of the applicable Person, including IFRS) consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein, and

-132- 1024613.07B-CHISR02A - MSW (B) subject, in the case of the Quarterly Financial Statements, to changes resulting from normal year end adjustments and the absence of footnotes. (ii) The Pro Forma Financial Statements, copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Annual Financial Statements of the Company and the Quarterly Financial Statements of the Company and have been prepared in good faith, based on assumptions believed by the Company to be reasonable at the time delivered, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts. (b) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. (c) All Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts. SECTION 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Company or any of the Subsidiaries that would reasonably be expected to have a Material Adverse Effect. SECTION 5.07 Labor Matters. Except as would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any of the Company or its Subsidiaries pending or, to the knowledge of Company, threatened; (b) hours worked by and payment made based on hours worked to employees of each of the Company or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters; and (c) all payments due from any of the Company or its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. SECTION 5.08 Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not reasonably be expected to have a Material Adverse Effect. SECTION 5.09 Environmental Matters. (a) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries is in compliance with all applicable Environmental Laws (including having obtained all

-133- 1024613.07B-CHISR02A - MSW Environmental Permits) and (ii) none of the Loan Parties or any of their respective Subsidiaries is subject to any pending, or to the knowledge of Company, threatened Environmental Claim or any other Environmental Liability. (b) None of the Loan Parties or any of their respective Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at, or arranged for the disposal or treatment or for transport for disposal or treatment, of Hazardous Materials from, any currently or formerly owned or operated real estate or facility in a manner that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. (c) Except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, (i) none of the properties currently or to the knowledge of the Loan Parties and their respective subsidiaries, formerly owned, leased or operated by the Loan Parties or their respective Subsidiaries is listed or formally proposed for listing on the National Priorities List or any analogous foreign, state, provincial, territorial or local list; (ii) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on at or under any property currently owned or operated by Holdings, the Company or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material at or on any facility, equipment or property currently owned or operated by Holdings, the Company or any of its Subsidiaries; and (iv) there has been no Release of Hazardous Materials by any Person on any property currently, or to the knowledge of the Loan Parties and their respective Subsidiaries formerly, owned or operated by any of them and there has been no Release of Hazardous Materials by the Loan Parties or any of their Subsidiaries at any other location. (d) The properties currently owned, leased or operated by the Loan Parties and their Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require response or other corrective action under, or (iii) could give rise to Environmental Liability, which violations, actions and liability, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. (e) The Loan Parties and their Subsidiaries are not conducting or financing, either individually or together with other potentially responsible parties, any investigation or assessment or response or other corrective action relating to any actual or threatened Release of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or response action that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (f) Except as would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, neither the Loan Parties nor any of their Subsidiaries has contractually assumed any liability or obligation under any Environmental Law or is subject to any order, decree or judgment which imposes any obligation under any Environmental Law.

-134- 1024613.07B-CHISR02A - MSW SECTION 5.10 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Company and its Subsidiaries have timely filed all federal and state and other Tax returns and reports required to be filed, and have timely paid all federal and state and other Taxes, assessments, fees and other governmental charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. SECTION 5.11 ERISA Compliance; Employee Benefit Plans. (a) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA and the Code. (b) (i) No ERISA Event has occurred that when taken together with all other ERISA Events which have occurred within the one-year period prior to the date on which this representation is made or deemed made that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (c) Except where noncompliance or the incurrence of an obligation would not reasonably be expected to result in a Material Adverse Effect, (i) each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and (ii) neither Holdings nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is required to be funded, determined as of the end of the most recently ended fiscal year of a Loan Party or Subsidiary (based on the actuarial assumptions used for purposes of the applicable jurisdiction’s financial reporting requirements), did not exceed the current value of the assets of such Foreign Plan, and (ii) for each Foreign Plan which is not required to be funded, the obligations of such Foreign Plan are properly accrued. (d) As of the Closing Date, (x) Schedule 5.11 lists all of the Canadian Pension Plans and (y) none of the Canadian Pension Plans are Canadian Defined Benefit Plans. Except where the non-registration, non-compliance, non-performance, non-payment, withdrawal, application or termination would not reasonably be expected to have a Material Adverse Effect, (i) the Canadian Pension Plans are duly registered under the ITA and all other applicable laws which require registration, (ii) each Canadian Loan Party and each of their respective Subsidiaries has complied with and performed all of its obligations under and in respect of the Canadian Pension Plans and Canadian Benefit Plans under the terms thereof, any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations), (iii) all employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan or Canadian Benefit Plan have been paid in a timely fashion in accordance with the terms thereof, any funding agreement and all applicable Laws, (iv) there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans and (v)

-135- 1024613.07B-CHISR02A - MSW there has been no termination of any Canadian Pension Plan, and to the knowledge of the Canadian Loan Parties, no facts or circumstances have occurred or existed that could result, or be reasonably anticipated to result, in the declaration of a termination of any Canadian Pension Plan by any Governmental Authority under applicable Law. (e) Except as specified on Schedule 5.11, as of the Closing Date (i) none of Holdings, any Loan Parties, or its or their Subsidiaries is an employer (for the purposes of Sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993), and (ii) none of Holdings, any Loan Parties, or its or their Subsidiaries is “connected” with or an “associate” of (as those terms are used in Sections 39 and 43 of the Pensions Act 2004) such an employer. No U.K. Loan Party has been issued a financial support direction or contribution notice in respect of any pension scheme which would reasonably be expected to result in a Material Adverse Effect. SECTION 5.12 Subsidiaries. (a) As of the Closing Date, neither Holdings nor any Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in Holdings, the Loan Parties and the Material Subsidiaries have been validly issued and are fully paid and nonassessable, and all Equity Interests of any Borrower owned by any Foreign Loan Party are owned free and clear of all security interests of any Person except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of Holdings, the Loan Parties and any other Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement. (b) Each Foreign Loan Party is a member of the same group of companies consisting of a holding company and its subsidiaries (each within the meaning of Section 8 of the Companies Act 2014 of Ireland) for the purposes of section 243 of the Companies Act 2014 of Ireland. (c) No Foreign Loan Party which is a party to an Irish Security Agreement or has otherwise created a Lien over any asset situate in Ireland pursuant to the Collateral Documents is a Relevant External Company. SECTION 5.13 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

-136- 1024613.07B-CHISR02A - MSW (b) None of the Loan Parties nor any of the Subsidiaries of the Loan Parties is or is required to be registered as an “investment company” under the Investment Company Act of 1940. SECTION 5.14 Disclosure. None of the factual information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such factual information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading; it being understood that for purposes of this Section 5.14, such factual information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature. SECTION 5.15 Intellectual Property; Licenses, Etc. Each Loan Party and its Subsidiaries has good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know-how, database rights, rights of privacy and publicity, licenses and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the operation of the respective businesses of the Company or any of its Subsidiaries as currently conducted and as proposed to be conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person, except for such infringements, misuses, misappropriations or violations individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Company, threatened in writing against any Loan Party or Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. SECTION 5.16 Solvency. On the Closing Date after giving effect to the Transactions, each Borrower, individually, is Solvent. SECTION 5.17 Subordination of Junior Financing. The Obligations are “Designated Senior Debt,” “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Permitted Subordinated Notes Documentation. SECTION 5.18 [Reserved]. SECTION 5.19 Centre of Main Interests and Establishments. For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the “Regulation”), except as set forth on Schedule 5.19 (i) the centre of main interest (as that term is used in Article 3(1) of the Regulation) of each U.K. Loan Party is situated in England and Wales, and it has no “establishment” (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction, (ii) the centre of main interest (as that term is used in

-137- 1024613.07B-CHISR02A - MSW Article 3(1) of the Regulation) of each Irish Loan Party is situated in Ireland, and it has no “establishment” (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction, (iii) the centre of main interest (as that term is used in Article 3(1) of the Regulation) of each German Loan Party is situated in Germany, and it has no “establishment” (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction, and (iv)no Foreign Loan Party (to the extent such Foreign Loan Party is subject to the Regulation) has a centre of main interest other than as situated in its jurisdiction of incorporation. SECTION 5.20 Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions. (a) (i) None of the Loan Parties or any Restricted Subsidiary is currently a Sanctioned Person, and (ii) to the knowledge of the Company, no director, officer, employee or agent of any Loan Party or any of their respective Restricted Subsidiaries, in each case, is currently a Sanctioned Person. (b) To the extent applicable, each of the Loan Parties and their respective Restricted Subsidiaries is in compliance, in all material respects, with Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions. (c) The proceeds of any Credit Extension will not, to the knowledge of the Company, be used for any purpose, directly or indirectly, in a manner which would cause the Loan Parties or their respective Restricted Subsidiaries to materially violate any Anti- Corruption Laws. (d) The proceeds of any Credit Extension will not, to the knowledge of the Company, be made available to any Person for the purpose of financing the activities of any Sanctioned Person, except to the extent licensed or otherwise approved by the applicable sanctions regime. ARTICLE VI Affirmative Covenants So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder that is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, a backstop letter of credit is in place), the Borrowers shall, and shall cause each of Company and the Restricted Subsidiaries to: SECTION 6.01 Financial Statements and Borrowing Base Certificates. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company (commencing with the fiscal year ending September 30, 2015), (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in

-138- 1024613.07B-CHISR02A - MSW comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Company for such fiscal year, as compared to amounts for the previous fiscal year and budgeted amounts; (b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company (commencing with the fiscal quarter ended June 30, 2015), (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to changes resulting from normal year-end adjustments and the absence of footnotes and (ii) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Company for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year and budgeted amounts; (c) within ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending September 30, 2015) of the Company, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Company for its internal use (including a projected consolidated balance sheet of the Company and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; (d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of

-139- 1024613.07B-CHISR02A - MSW Unrestricted Subsidiaries (if any) and Restricted Subsidiaries that are not Loan Parties (which may be in footnote form only) from such consolidated financial statements; (e) on or prior to the 20th calendar day (or, solely in the case of June 2015, the 30th calendar day) of each calendar month, beginning with June, 2015 (or if such day is not a Business Day, the next succeeding Business Day), a Borrowing Base Certificate showing the Canadian Borrowing Base, the U.K. Borrowing Base, the Irish Borrowing Base, the Avaya Deutschland Borrowing Base, the Avaya KG Borrowing Base and the Total Borrowing Base and the calculation of Excess Availability, in each case as of the close of business on the last day of the immediately preceding calendar month (or, at the option of the Administrative Borrower, as of a more recent date), each such Borrowing Base Certificate to be certified as complete and correct in all material respects on behalf of the Borrowers by a Responsible Officer of the Administrative Borrower (each a “Monthly Borrowing Base Certificate”); and, solely during the continuance of a Weekly Monitoring Event, a Borrowing Base Certificate showing the Administrative Borrower’s reasonable estimate (which shall be based on the most current accounts receivable aging reasonably available and shall be calculated in a consistent manner with the most recent Monthly Borrowing Base Certificates delivered pursuant to this Section) of the Canadian Borrowing Base, the U.K. Borrowing Base, the Irish Borrowing Base, the Avaya Deutschland Borrowing Base, the Avaya KG Borrowing Base and the Total Borrowing Base (but not the calculation of Excess Availability) as of the close of business on the last day of the immediately preceding calendar week, unless the Administrative Agent otherwise agrees, shall be furnished on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day); provided that any Borrowing Base Certificate delivered pursuant to this Section 6.01(e) other than with respect to month’s end may be based on such estimates by the Administrative Borrower as the Administrative Borrower may deem necessary; (f) at the time of the delivery of the Monthly Borrowing Base Certificate provided for in Section 6.01(e), the Canadian Borrower and the Irish Borrower shall each provide Inventory reports by category and location, together with reconciliation to the corresponding Borrowing Base Certificate, a reasonably detailed calculation of Eligible Inventory, and a reconciliation of the Canadian Borrower’s and the Irish Borrower’s respective Inventory between the amounts shown in each such Borrower’s stock ledger and any Inventory reports delivered pursuant to this clause (f); provided, that any Borrowing Base Certificate delivered other than with respect to month’s end may be based on such estimates by the Canadian Borrower or the Irish Borrower, as applicable, of Shrink and other amounts as such Borrower may deem necessary; (g) at the time of the delivery of the Monthly Borrowing Base Certificate provided for in Section 6.01(e), the Administrative Borrower shall provide a current accounts receivable aging along with a reconciliation between the amounts that appear on such aging and the amount of accounts receivable presented on the concurrently delivered balance sheet; and (h) promptly after becoming available, but in any event not less than once for each Borrower in each fiscal year of the Company (commencing with the fiscal year

-140- 1024613.07B-CHISR02A - MSW ending September 30, 2015), a consolidated balance sheet of each Borrower as at the end of such fiscal year, and the related consolidated statements of income, operations or profit and loss, as applicable, for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP (or any equivalent standard in the jurisdiction of organization, formation or incorporation of the applicable Person, including IFRS), audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent auditors of recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards in the jurisdiction of organization, formation or incorporation of the applicable Person. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Company and its Subsidiaries by (A) furnishing the applicable financial statements of any direct or indirect parent of the Company that holds all of the Equity Interests of the Company or (B) filing the Company’s or such entity’s Form 10-K or 10-Q, as applicable, with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Company, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Company (or such parent), on the one hand, and the information relating to the Company and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. SECTION 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Calculation Certificate signed by a Responsible Officer of the Company; (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings or the Company files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold

-141- 1024613.07B-CHISR02A - MSW Amount or pursuant to the terms of the CF Credit Agreement, the Bridge Facility Debt, the Domestic Credit Agreement or any Permitted Subordinated Notes Documentation, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02; (d) together with the delivery of the financial statements pursuant to Section 6.01(a), (i) [reserved], (ii) a description of each event, condition or circumstance during the fiscal quarter covered by such financial statements requiring a mandatory prepayment under Section 2.05(b) and (iii) a list of each Subsidiary of the Company that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such financial statements or a confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list; and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request. (f) Upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holdings, the Company, any Subsidiary or any of their ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (ii) the most recent actuarial valuation report for each Pension Plan; and (iii) such other documents or governmental reports or filings relating to any Plan as the Administrative Agent shall reasonably request. Promptly following any reasonable request therefor by the Administrative Agent, on and after the effectiveness of the Pension Act, copies of (i) any documents described in Section 101(k) of ERISA that Holdings, the Company, any Subsidiary or any of their ERISA Affiliates obtained during the last twelve months with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that Holdings, the Company, any Subsidiary or any of their ERISA Affiliates obtained during the last twelve months with respect to any Multiemployer Plan; provided that if such documents or notices have not been obtained or requested from the administrator or sponsor of the applicable Multiemployer Plan upon reasonable request by the Administrative Agent, the applicable Person shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof. Documents required to be delivered pursuant to Section 6.01 or Sections 6.02(a) or 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Administrative Borrower

-142- 1024613.07B-CHISR02A - MSW shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents or a link thereto and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrowers hereby acknowledge that (a) the Administrative Agent, the Syndication Agent and/or the Arrangers will make available to the Lenders Communications by posting such Communications on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Company or its securities) (each, a “Public Lender”). The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Communications that may be distributed to the Public Lenders and that (w) all such Communications shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Communications “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Syndication Agent, the Arrangers and the Lenders to treat such Communications not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Communications constitute Information, they shall be treated as set forth in Section 10.08); (y) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Neither the Administrative Agent nor any of its Affiliates shall be responsible for any statement or other designation by a Loan Party regarding whether a Communication contains or does not contain material non-public information with respect to any of the Loan Parties or their securities nor shall the Administrative Agent or any of its Affiliates incur any liability to any Loan Party, any Lender or any other Person for any action taken by the Administrative Agent or any of its Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender that may decide not to take access to Restricting Information. Nothing in this Section 6.02 shall modify or limit a Lender’s obligations under Section 10.08 with regard to Communications and the maintenance of the confidentiality of or other treatment of Information. Although the Platform and its primary web portal are secured with generally- applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Platform is secured through a single-user-per-deal authorization method whereby each user may access the Platform only on a deal-by-deal basis, each of the Lenders and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other

-143- 1024613.07B-CHISR02A - MSW benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Platform and understands and assumes the risks of such distribution. THE PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT NOR ANY OTHER MEMBER OF THE AGENT’S GROUP WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENTS IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM. Each of the Lenders and each Loan Party agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies. SECTION 6.03 Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Default; and (b) of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any Governmental Authority, (ii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iii) the occurrence of any ERISA Event that, in any such case, has resulted or would reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Administrative Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto. SECTION 6.04 Payment of Obligations. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such Tax is being contested in good faith and by appropriate

-144- 1024613.07B-CHISR02A - MSW actions for which appropriate reserves have been established in accordance with GAAP or (ii) the failure to pay or discharge the same would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. SECTION 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization and (b) take all reasonable action to maintain all corporate rights and privileges (including its good standing) except, in the case of (a) (other than in the case of the Borrowers except to the extent expressly permitted by Section 7.04) or (b), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or pursuant to a transaction permitted by Article VII. SECTION 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted and consistent with past practice. SECTION 6.07 Maintenance of Insurance. (a) Maintain with insurance companies that the Company believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Company and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. (b) [Reserved]. (c) All such insurance (other than business interruption insurance) of the Borrowers as to which the Administrative Agent shall have reasonably requested to be so named, shall name the Administrative Agent as loss payee and/or additional insured, as applicable. SECTION 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect. SECTION 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP (or any equivalent standard in the jurisdiction of organization, formation or incorporation of the applicable Person, including IFRS) consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Company or such Restricted Subsidiary, as the case may be. SECTION 6.10 Inspection Rights.

-145- 1024613.07B-CHISR02A - MSW (a) Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to customary access agreements), all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Administrative Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrowers’ expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Loan Parties the opportunity to participate in any discussions with the Loan Parties’ independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Loan Parties or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product. (b) Independently of or in connection with the visits and inspections provided for in clause (a) above, but not more than twice a year (unless required by applicable law or an Event of Default or Liquidity Event has occurred and is continuing) upon the request of the Administrative Agent after reasonable prior notice, the Borrowers will, and will cause each other Foreign Loan Party to, permit the Administrative Agent or professionals reasonably acceptable to the Administrative Borrower (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, (i) of the Borrowers’ practices in the computation of the Borrowing Base, and (ii) inspecting, verifying and auditing the Collateral. The Borrowers shall pay the reasonable, documented, out-of-pocket fees and expenses of the Administrative Agent or such professionals with respect to such evaluations and appraisals. SECTION 6.11 Additional Guarantors and Covenant to Give Security. At the Borrowers’ expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

-146- 1024613.07B-CHISR02A - MSW (a) upon the formation or acquisition of any new direct parent of a European Borrower, or the transfer of the Equity Interests of any European Borrower to any new direct parent (other than a transfer to an unaffiliated third party in accordance with the proviso to the definition of “Borrower Transaction Requirements”): (i) within forty-five (45) days after such formation, acquisition or transfer, or such longer period as the Administrative Agent may agree in its reasonable discretion: (A) cause each such parent to deliver any and all certificates representing Equity Interests (to the extent certificated) in such Borrower, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law), and to duly execute and deliver to the Administrative Agent Security Agreement Supplements and other security agreements and documents, as reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent (consistent with the relevant Security Agreement and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; and (B) take and cause such parent to take whatever action (including the filing of Uniform Commercial Code and PPSA financing statements and other filings and recordings and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens in such Equity Interests required by the Collateral and Guarantee Requirement, and (ii) within forty-five (45) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and (b) upon the formation or acquisition of any new wholly-owned Material Foreign Subsidiary of a Borrower organized or incorporated in the same jurisdiction as such Borrower or in any of Germany, the United Kingdom, Ireland or Canada (other than an Unrestricted Subsidiary), the designation in accordance with Section 6.14 of any existing wholly-owned Material Foreign Subsidiary of a Borrower, which Material Foreign Subsidiary is organized or incorporated in such a jurisdiction, as a Restricted Subsidiary, any Foreign Subsidiary organized or incorporated in such a jurisdiction becoming a wholly-owned Material Foreign Subsidiary, or any wholly-owned Material Foreign Subsidiary becoming a guarantor of the obligations under the CF Facility:

-147- 1024613.07B-CHISR02A - MSW (i) within forty five (45) days after such formation, acquisition, designation or other event, or such longer period as the Administrative Agent may agree in its reasonable discretion: (A) cause such Borrower owning such wholly-owned Material Foreign Subsidiary to deliver any and all certificates representing Equity Interests (to the extent certificated) in such wholly-owned Material Foreign Subsidiary, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law), and to duly execute and deliver to the Administrative Agent Security Agreement Supplements and other security agreements and documents, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the relevant Security Agreement and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; and (B) take and cause such parent to take whatever action (including the filing of Uniform Commercial Code and PPSA financing statements and other filings and recordings and delivery of stock and membership interest certificates to the extent certificated) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens in such Equity Interests required by the Collateral and Guarantee Requirement, and (ii) within forty-five (45) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and (c) upon the formation or acquisition of any new direct or indirect wholly- owned Material Domestic Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any U.S. Guarantor (unless such Material Domestic Subsidiary does not provide a guarantee of the obligations under the CF Facilities), the designation in accordance with Section 6.14 of any existing direct or indirect wholly- owned Material Domestic Subsidiary as a Restricted Subsidiary or any Domestic Subsidiary becoming a wholly-owned Material Domestic Subsidiary: (i) within forty five (45) days after such formation, acquisition or designation or such longer period as the Administrative Agent may agree in its reasonable discretion, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to clause (e) below to duly execute and deliver to the Administrative Agent an unsecured guaranty of all Obligations in

-148- 1024613.07B-CHISR02A - MSW favor of the Administrative Agent and other documents, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Guaranty of the U.S. Guarantors in effect on the Closing Date), in each case satisfying the Collateral and Guarantee Requirement; (ii) within forty-five (45) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(c) as the Administrative Agent may reasonably request, and (d) the Borrowers shall obtain the security interests and Guarantee set forth on Schedule 1.01A on or prior to the dates corresponding to such security interests and Guarantee set forth on Schedule 1.01A. (e) Subject to any applicable limitations set forth in the Loan Documents, the Borrowers have caused or will cause each direct or indirect Material Domestic Subsidiary (excluding any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date (including pursuant to a Permitted Acquisition) and each other Material Domestic Subsidiary that ceases to constitute an Excluded Subsidiary (unless such Material Domestic Subsidiary does not provide a guarantee of the obligations under the CF Facilities), to execute a joinder to the Guaranty signed by the U.S. Guarantors on the Closing Date and to take such other action pursuant to this Section 6.11 necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied. (f) In the event any U.S. Guarantor is released from its guarantee under the CF Facilities or the Domestic Facilities, it shall be released from its Obligations under its Guaranty. SECTION 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties or facilities to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations, properties and facilities; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any response or other corrective action necessary to investigate, remove and clean up all Hazardous Materials at, on, under, or emanating from any of its properties and facilities, in accordance with the requirements of all applicable Environmental Laws. SECTION 6.13 Further Assurances and Post-Closing Conditions. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document:

-149- 1024613.07B-CHISR02A - MSW (a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re- file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents. (b) (i) The Administrative Agent shall have received within one German business day of the Closing Date, unless extended or waived in the Administrative Agent’s sole discretion, (notarized) share pledges over all shares in Avaya Deutschland GmbH, dated on or about such date, among Avaya GmbH & Co KG, as Pledgor (as defined therein), Avaya Deutschland GmbH, as Company (as defined therein), and Citibank N.A., as Administrative Agent (as defined therein), together with (to the extent not provided on the Closing Date) legal opinions of German counsel listed on Schedule 4.01, dated the Closing Date or such date; provided that the delivery of the items in this Section 6.13(b) shall be a condition precedent to any Loans or other Credit Extensions to any German Borrower. (ii) The Administrative Agent shall have received within sixty (60) days of the Closing Date, unless extended or waived in the Administrative Agent’s sole discretion, pledged notes with regard to the intercompany loans listed on Schedule 7.02(g). Notwithstanding anything herein or in any other Loan Document to the contrary to the extent any representation or warranty herein or in any other Loan Document is incorrect or any covenant herein or in any other Loan Document is unsatisfied, in each case, solely due to the lack of taking the actions expressly described in clause (b) above, such invalidity or noncompliance shall not be deemed a Default so long as clause (b) above are satisfied or remain capable of being satisfied on the timeframes described therein. SECTION 6.14 Designation of Subsidiaries. The board of directors of the Company may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Secured Leverage Ratio for the Test Period immediately preceding such designation calculated on a pro forma basis for such designation in accordance with Section 1.10 is less than or equal to 3.75 to 1.0 (and, as a condition precedent to the effectiveness of any such designation, the Company shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the CF Facilities, the Bridge Facility Agreement, the Domestic Facilities or any Junior Financing or any other Indebtedness of any Loan Party. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Company therein at the date of designation in an amount equal to the net book value of the Company’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation

-150- 1024613.07B-CHISR02A - MSW of any Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Loan Parties in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Loan Parties’ (as applicable) Investment in such Subsidiary. SECTION 6.15 Cash Management Systems. (a) Annexed hereto as Schedule 6.15(a) is a schedule of all DDAs that are maintained by the Borrowers as of the Closing Date, which Schedule includes, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; (iii) a contact person at such depository and (iv) identifying whether such DDA must be subject to a Blocked Account Agreement. (b) Each Borrower (in the case of the Canadian Borrower, within ninety (90) days of the Closing Date, or such longer period as the Administrative Agent may agree in its reasonable discretion) will enter into a springing blocked account agreement (each, a “Blocked Account Agreement,” which, for the avoidance of doubt, may be included in any Foreign Security Agreement), reasonably satisfactory to the Administrative Agent, with respect to the DDAs (other than Excluded Accounts) (such DDAs subject to Blocked Account Agreements, collectively, the “Blocked Accounts”). Each Borrower hereby agrees that, once the Blocked Account Agreements are entered into, all cash received by such Borrower in any DDA that is not a Blocked Account (other than amounts held in Excluded Accounts and, solely in respect of Excluded Accounts identified in clause (ii) of the definition thereof, required by applicable Law) will be promptly transferred into a Blocked Account (other than, during a Cash Dominion Event, a Blocked Account that is a cash pooling account). After entering into the Blocked Account Agreement, there shall be at all times thereafter at least one Blocked Account that is not a cash pooling account. To the extent that any DDA is used for both collection and for other purposes (including payments and disbursements or cash pooling functions), then within ninety (90) days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole reasonable discretion) the Borrowers shall either (i) terminate such other functions (other than collections) of each such account or (ii) transition the collection function of such account to another account that is subject to a Blocked Account Agreement and dedicated solely to collections. (c) Each Blocked Account Agreement entered into by a Borrower shall permit the Administrative Agent to instruct the depository, after the occurrence and during the continuance of (x) a Specified Event of Default, in the case of a Blocked Account that is a cash pooling account or (y) a Cash Dominion Event, in the case of all other Blocked Accounts (and delivery of notice thereof from the Administrative Agent), to transfer on each Business Day all available cash receipts to a concentration account maintained by the Administrative Agent at Citibank (each, a “Concentration Account”), from: (i) the sale of Inventory and other Collateral; (ii) all proceeds of collections of Accounts; and

-151- 1024613.07B-CHISR02A - MSW (iii) each Blocked Account (including all cash deposited therein from each DDA) (other than, except during a continuing Specified Event of Default, a cash pooling account). If, at any time during the continuance of a Cash Dominion Event, any cash or Cash Equivalents owned by any Borrower (other than amounts held in Excluded Accounts and, solely in respect of Excluded Accounts identified in clause (ii) of the definition thereof, required by applicable Law) are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account (other than a Blocked Account that is a cash pooling account) that is subject to a Blocked Account Agreement (or a DDA which is swept daily to a Blocked Account (other than a Blocked Account that is a cash pooling account)), the Administrative Agent may require the applicable Borrower to close such account and have all funds therein transferred to a Blocked Account other than a cash pooling account, and all future deposits made to a Blocked Account (other than a Blocked Account that is a cash pooling account) which is subject to a Blocked Account Agreement; provided that, to the extent that cash or Cash Equivalents are deposited in any Blocked Account that is a cash pooling account during a Cash Dominion Event, the Borrowers shall transfer such cash and Cash Equivalents to a Blocked Account that is not a cash pooling account, but, unless a Specified Event of Default has occurred and is continuing, the Administrative Agent may not require that (i) any such cash pooling account be closed or (ii) any cash and Cash Equivalents on deposit in any such cash pooling account prior to the occurrence of such Cash Dominion Event be transferred to a Blocked Account that is not a cash pooling account. In addition to the foregoing, during the continuance of a Cash Dominion Event, at the request of the Administrative Agent, the Borrowers shall provide the Administrative Agent with an accounting of the contents of the Blocked Accounts, which shall identify, to the reasonable satisfaction of the Administrative Agent, the proceeds from the Collateral which were deposited into a Blocked Account and swept to a Concentration Account. (d) The Borrowers may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements (except with respect to any Excluded Accounts) consistent with and to the extent required by the provisions of this Section 6.15 and otherwise reasonably satisfactory to the Administrative Agent. Each Borrower shall furnish the Administrative Agent with prior written notice of its intention to open or close a Blocked Account and the Administrative Agent shall promptly notify the Administrative Borrower as to whether the Administrative Agent shall require a Blocked Account Agreement with the Person with whom such account will be maintained. (e) The Borrowers may also maintain one or more zero balance disbursement accounts to be used by the Borrowers for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder. (f) Each Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. Each Foreign Loan Party hereby acknowledges and agrees that (i) such Foreign Loan Party has no right of withdrawal from any Concentration Account, (ii) the funds on deposit in each Concentration Account shall at all times continue to be collateral security for all of the Obligations pursuant to the Collateral Documents, and (iii) the funds on deposit in each Concentration Account shall be applied as provided in this Agreement.

-152- 1024613.07B-CHISR02A - MSW In the event that, notwithstanding the provisions of this Section 6.15, during the continuation of a Cash Dominion Event, any Borrower receives or otherwise has dominion and control of any such proceeds or collections related to Collateral, such proceeds and collections shall be held in trust by such Borrower for the Administrative Agent, shall not be commingled with any of such Borrower’s other funds or deposited in any account of such Borrower and shall promptly be deposited into a Concentration Account or dealt with in such other fashion as such Borrower may be instructed by the Administrative Agent. (g) So long as no Cash Dominion Event has occurred and is continuing, the Borrowers may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts (other than Blocked Accounts that are cash pooling accounts, for which the Borrowers may direct, and shall have sole control over, the manner of disposition of funds so long as no Specified Event of Default has occurred and is continuing). (h) Any amounts received in any Concentration Account at any time shall be remitted to the operating account of the applicable Borrower (i) as provided in Section 2.05(b)(iii) or (ii) otherwise when all of the Obligations then due have been and remain fully repaid. (i) The Administrative Agent shall promptly (but in any event within one Business Day) furnish written notice to each Person with whom a Blocked Account is maintained, upon any termination of a Cash Dominion Event or a Specified Event of Default, as applicable, in each case for which the Administrative Agent has delivered a notice pursuant to Section 6.15(c), of the termination of such notice. (j) The following shall apply to deposits and payments under and pursuant to this Agreement: (i) Funds shall be deemed to have been deposited to the applicable Concentration Account on the Business Day on which deposited, provided that such deposit is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m. New York City time, on that Business Day); (ii) Funds paid to the Administrative Agent, other than by deposit to a Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m. New York City time, on that Business Day); (iii) If a deposit to a Concentration Account or payment is not available to the Administrative Agent until after 4:00 p.m. on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 a.m. on the then next Business Day; (iv) If any item deposited to any Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the applicable Loan Account and the

-153- 1024613.07B-CHISR02A - MSW Borrowers shall indemnify the Secured Parties against all reasonable out-of-pocket claims and losses resulting from such dishonor or return; (v) All amounts received under this Section 6.15 shall be applied in the manner set forth in Section 8.03. SECTION 6.16 [Reserved]. SECTION 6.17 Canadian Pension Matters. (a) Furnish the Administrative Agent prompt written notice of receipt of any notice of any governmental investigation or any litigation or proceeding commenced or threatened against any such Loan Party that is asserted or instituted against any Canadian Pension Plan, its fiduciaries or its assets, which investigation, litigation or proceeding would reasonably be expected to have a Material Adverse Effect. (b) For each existing, or hereafter adopted, Canadian Pension Plan, each such Loan Party will, and will cause each Subsidiary to, in a timely fashion comply with and perform in all material respects all of its obligations under and in respect of such Canadian Pension Plan, including under any funding agreements and all applicable Laws (including any fiduciary, funding, investment and administration obligations), except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (c) All employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Pension Plan shall be paid or remitted by each such Loan Party and each Subsidiary of each such Loan Party in a timely fashion in accordance with the terms thereof, any funding agreements and all applicable Laws, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (d) Deliver to the Administrative Agent (i) if requested by the Administrative Agent, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan as filed with any applicable Governmental Authority; (ii) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that any such Loan Party or any Subsidiary of such Loan Party may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan, except where such event would not reasonably be expected to have a Material Adverse Effect; and (iii) notification within 30 days of any voluntary or involuntary termination of, or participation in, a Canadian Pension Plan, except where such termination would not reasonably be expected to have a Material Adverse Effect. ARTICLE VII Negative Covenants So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole

-154- 1024613.07B-CHISR02A - MSW discretion, a backstop letter of credit is in place), no Borrower shall, nor shall any Borrower permit the Company or any Restricted Subsidiary to, directly or indirectly: SECTION 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document; (b) Liens existing on the Closing Date listed on Schedule 7.01(b); (c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP; (d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens, so long as, in each case, such Liens arise in the ordinary course of business; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Company or any Restricted Subsidiary; (f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Company and its Restricted Subsidiaries and any title exceptions referred to in Schedule B to the applicable mortgage policies obtained in connection with the CF Facilities; (h) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(g); (i) (i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (A) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not

-155- 1024613.07B-CHISR02A - MSW at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and proceeds and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (ii) Liens on assets of Restricted Subsidiaries that are Non-Loan Parties securing Indebtedness of such Restricted Subsidiaries permitted pursuant to Section 7.03(n); (j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company and its Restricted Subsidiaries, taken as a whole, or (ii) secure any Indebtedness; (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry; (m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) or Section 7.02(o) to be applied against the purchase price for such Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05; (n) Liens on property of any Restricted Subsidiary that is not a Loan Party securing Indebtedness of such Restricted Subsidiary permitted pursuant to Section 7.03(b), Section 7.03(g), Section 7.03(aa), Section 7.03(n), Section 7.03(u) or the first paragraph of Section 7.03; (o) Liens in favor of a Loan Party securing Indebtedness permitted under Section 7.03(d); (p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary,

-156- 1024613.07B-CHISR02A - MSW (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e) or (aa); (q) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Company or any of the Restricted Subsidiaries in the ordinary course of business; (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any of the Restricted Subsidiaries in the ordinary course of business; (s) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (t) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Company or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Company and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Company or any of the Restricted Subsidiaries in the ordinary course of business; (u) Liens solely on any cash earnest money deposits made by the Company or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (v) (i) Liens on the Equity Interests of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 7.03(g) or (aa) in connection with such Permitted Acquisition and (ii) Liens on the assets of such Restricted Subsidiary and any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness) incurred pursuant to Section 7.03(g) or (aa) in connection with such Permitted Acquisition; (w) ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located; (x) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings;

-157- 1024613.07B-CHISR02A - MSW (y) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (z) (i) Liens securing Indebtedness and other obligations under the CF Credit Agreement and CF Facility Documentation (or any Permitted Refinancing in respect thereof); and (ii) Liens securing Indebtedness and other obligations under the Domestic Credit Agreement and Domestic Facility Documentation (or any Permitted Refinancing in respect thereof); (aa) [Reserved]; (bb) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole; (cc) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (dd) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (p), (v) or (ff) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03 and otherwise permitted to be secured under this Section 7.01, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; (ee) other Liens securing Indebtedness (including Junior Secured Debt) or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $200,000,000 and 1.60% of Total Assets, in each case determined as of the date of incurrence; (ff) other Liens securing Indebtedness constituting Junior Secured Debt or other obligations; provided that the Secured Leverage Ratio for the Test Period immediately preceding such incurrence calculated on a pro forma basis for such incurrence in accordance with Section 1.10 is less than or equal to 4.50 to 1.0; (gg) Liens securing Indebtedness permitted by Section 7.03(cc) and other obligations of the Loan Parties in respect thereof; and (hh) Liens securing Indebtedness permitted by Section 7.03(dd) and other obligations of the Loan Parties in respect thereof. Notwithstanding the foregoing, the Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien on any Collateral consisting of (i)

-158- 1024613.07B-CHISR02A - MSW Accounts, (ii) Chattel Paper, (iii) Deposit Accounts (and amounts held therein), (iv) Securities Accounts (and Securities Entitlements, Securities and other property held therein or credited thereto), (iv) Inventory, (v) Documents, General Intangibles (other than Intellectual Property), Instruments and Commercial Tort Claims relating to or governing any of the foregoing, (vi) books and Records relating to the foregoing, (vii) Letter of Credit Rights and Supporting Obligations relating to the foregoing, and (viii) Proceeds of the foregoing (each such capitalized term as defined in the Uniform Commercial Code), other than (i) Liens securing the Obligations, (ii) Liens otherwise permitted by Sections 7.01 (a), (c), (d), (e), (f), (h), (j), (k), (l), (m), (p), (q), (s), (t), (u), (x), (z), (cc), (dd) (in the case of Liens permitted under Section 7.01(dd), solely to the extent they relate to Liens permitted under Sections 7.01(b) and (p)), (ee), (ff) (in the case of Liens permitted under Sections 7.01(ee) and (ff), solely to the extent such Liens secure obligations in respect of Junior Secured Debt), (gg) and (hh) and (iii) additional Liens permitted hereunder pursuant to any other clause of Section 7.01 attaching to Collateral having an aggregate fair value not to exceed $10.0 million at any time outstanding. SECTION 7.02 Investments. Make any Investments, except: (a) Investments by the Company or any of its Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors and employees of Holdings (or any direct or indirect parent thereof), the Company or any Restricted Subsidiary (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Company (or any direct or indirect parent thereof; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Company in cash) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding under this clause (iii) not to exceed $10,000,000; (c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business; (d) Investments (i) by any U.S. Guarantor in any other U.S. Guarantor, (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary, (iii) by the Company or any Restricted Subsidiary in any Loan Party, (iv) by any U.S. Guarantor in any Restricted Subsidiary that is not a Loan Party; provided that any such Investments pursuant to this clause (iv) shall only be permitted if the Payment Conditions are satisfied, (v) by any Foreign Loan Party in any Restricted Subsidiary that is not a Loan Party; provided that (A) any such Investments made pursuant to this clause (v) in the form of intercompany loans shall be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (provided that Investments constituting loans made pursuant to cash pooling arrangements shall not be required to be evidenced by notes to the extent not so evidenced in accordance with past practice) and (B) any such Investments pursuant to this clause (v) shall only be permitted if the Payment Conditions are satisfied, and (vi) by

-159- 1024613.07B-CHISR02A - MSW the U.S. Guarantors or any Restricted Subsidiary in any Foreign Subsidiary, constituting an exchange of Equity Interests of such Foreign Subsidiary for Indebtedness or Equity Interests or a combination thereof of such Foreign Subsidiary or another Foreign Subsidiary (in each case other than Equity Interests of a Borrower, unless the Borrower Transaction Requirements are met) so long as such exchange does not adversely affect the Collateral; (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; (f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions, Restricted Payments and prepayments, redemptions, purchases, defeasances or other satisfactions of Indebtedness permitted under Sections 7.01, 7.03 (other than Sections 7.03(d)), 7.04, 7.05 (other than 7.05(d)), 7.06 and 7.12, respectively; (g) Investments (i) existing on the Closing Date or made pursuant to legally binding written contracts in existence on the Closing Date or (ii) contemplated on the Closing Date and, in case of each of clauses (i) and (ii), set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by another clause of this Section 7.02; (h) Investments in Swap Contracts permitted under Section 7.03; (i) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05; (j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a wholly-owned Subsidiary of the Company (including as a result of a merger, amalgamation or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”): (A) to the extent required by the Collateral and Guarantee Requirement and the Collateral Documents, the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be Loan Parties and shall have complied with the requirements of Section 6.11, within the times specified therein (for the

-160- 1024613.07B-CHISR02A - MSW avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement); (B) to the extent such Investments are made in Persons that do not become Loan Parties, the Payment Conditions shall have been satisfied; (C) the acquired property, assets, business or Person is in a business permitted under Section 7.07; (D) immediately before and immediately after giving effect to any such purchase or other acquisition, no Default shall have occurred and be continuing; and (E) the Secured Leverage Ratio for the Test Period immediately preceding such purchase or other acquisition calculated on a pro forma basis for such purchase or other acquisition in accordance with Section 1.10 is either (1) less than or equal to 4.5 to 1.0 or (2) less than or equal to the Secured Leverage Ratio for the Test Period immediately preceding such purchase or other acquisition (calculated without giving effect to such purchase or other acquisition), in each case, satisfaction of such test shall be evidenced by a certificate from the Chief Financial Officer of the Company demonstrating such satisfaction calculated in reasonable detail; and (F) the Company shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, certifying that all of the requirements set forth in this clause (j) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; (k) the Transactions; (l) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices; (m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy, insolvency or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (n) loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent

-161- 1024613.07B-CHISR02A - MSW permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 7.06(f), (g) or (l) so long as such amounts are counted as Restricted Payments for purposes of such clauses; (o) so long as the Payment Conditions have been satisfied, other Investments; (p) other Investments not to exceed $25.0 million at any one time outstanding; (q) advances of payroll payments to employees in the ordinary course of business; (r) Investments to the extent that payment for such Investments is made solely with Equity Interests of the Company (or by any direct or indirect parent thereof); (s) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged or amalgamated with or into the Company or merged, amalgamated or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (t) Guarantees by the Company or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; and (u) for the avoidance of doubt to avoid double counting, Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment made pursuant to clauses (d)(iv), (d)(v), (j)(B), (o) or (p) of this Section 7.02. SECTION 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, provided that the Company may incur Indebtedness and any Restricted Subsidiary may incur Indebtedness if (x) immediately before and after such incurrence, no Default shall have occurred and be continuing and (y) the Total Leverage Ratio for the Test Period immediately preceding such incurrence calculated on a pro forma basis for such incurrence in accordance with Section 1.10 would be less than or equal to 7.0 to 1.0. The limitations set forth in the immediately preceding sentence shall not apply to any of the following items: (a) Indebtedness of the Company and the Restricted Subsidiaries under the Loan Documents; (b) (i) Indebtedness existing on the Closing Date and set forth on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date and any Permitted Refinancing thereof; provided that all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be unsecured and, within 60 days of the Closing Date (unless extended

-162- 1024613.07B-CHISR02A - MSW or waived in the Administrative Agent’s sole discretion), subordinated pursuant to an intercompany note reasonably satisfactory to the Administrative Agent; (c) Guarantees by the Company or any of its Restricted Subsidiaries in respect of Indebtedness of the Company or any of its Restricted Subsidiaries otherwise permitted hereunder (except that a Restricted Subsidiary that is not a Loan Party may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also either provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty or become a borrower hereunder and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (d) Indebtedness of the Company or any of its Restricted Subsidiaries owing to the Company or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be unsecured and subordinated pursuant to an intercompany note reasonably satisfactory to the Administrative Agent; provided however that the foregoing subordination requirement shall not be required until 60 days after the Closing Date (subject to extension or waiver in the sole discretion of the Administrative Agent); (e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions, and (iii) Indebtedness arising under Capitalized Leases other than those in effect on the Closing Date or entered into pursuant to subclauses (i) and (ii) of this clause (e) and, in the case of clauses (i), (ii) and (iii), any Permitted Refinancing thereof; (f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks and not for speculative purposes and Guarantees thereof; (g) Indebtedness of the Company or any Restricted Subsidiary incurred to finance a Permitted Acquisition that is secured only by the assets or business acquired in the applicable Permitted Acquisition (including any acquired Equity Interests) and any Permitted Refinancing of any of the foregoing and so long as the aggregate principal amount of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof at any time outstanding pursuant to this paragraph (g) does not exceed $175,000,000, determined at the time of incurrence; (h) [Reserved];

-163- 1024613.07B-CHISR02A - MSW (i) Indebtedness representing deferred compensation to employees of the Company or any of its Subsidiaries incurred in the ordinary course of business; (j) Indebtedness to current or former officers, directors, managers, consultants and employees, their Controlled Investment Affiliates or Immediate Family Members to finance the purchase or redemption of Equity Interests of the Company (or any direct or indirect parent thereof) permitted by Section 7.06; (k) Indebtedness incurred by the Company or any of its Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments; (l) Indebtedness consisting of obligations of the Company and its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, any Permitted Acquisitions or any other Investment expressly permitted hereunder; (m) Indebtedness in respect of Cash Management Services and other netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (n) Indebtedness in an aggregate principal amount at any time outstanding not to exceed the greater of $400,000,000 and 3.33% of Total Assets, in each case determined at the time of incurrence; (o) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (p) Indebtedness incurred by the Company or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (q) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Company or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (r) Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party not to exceed $200,000,000 at any time outstanding;

-164- 1024613.07B-CHISR02A - MSW (s) (i) Indebtedness in an aggregate principal amount not to exceed $5,000,000,000 at any time outstanding under the CF Facilities and any Permitted Refinancing thereof and (ii) (i) Indebtedness in an aggregate principal amount not to exceed $435,000,000 at any time outstanding under the Domestic Facilities and any Permitted Refinancing thereof; (t) Indebtedness in respect of the Bridge Facility Debt (including any guarantees thereof) and any Permitted Refinancing thereof; (u) so long as the Payment Conditions have been satisfied, unsecured or contractually subordinated Indebtedness of a U.S. Guarantor; (v) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (u) above and (w) through (dd) below; (w) Guarantees incurred in the ordinary course of business in respect of obligations to suppliers, customers, franchisees, lessors and licensees; (x) Indebtedness incurred in the ordinary course of business in respect of obligations of the Company or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; (y) Indebtedness in respect of (i) Permitted Subordinated Notes to the extent the Net Cash Proceeds (as defined in the CF Credit Agreement) therefrom are immediately after the receipt thereof, offered to prepay indebtedness of the Company to the extent required by the CF Credit Agreement and (ii) any Permitted Refinancing of the foregoing; (z) Indebtedness in respect of (i) Permitted Subordinated Notes or unsecured Indebtedness to the extent incurred to finance a Permitted Acquisition permitted by Section 7.02 and (ii) any Permitted Refinancing of the foregoing; (aa) Indebtedness assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition; (bb) Indebtedness supported by a Letter of Credit (or a Letter of Credit under, and as defined in, the Domestic Credit Agreement), in a principal amount not to exceed the face amount of such Letter of Credit (or a Letter of Credit under, and as defined in, the Domestic Credit Agreement); (cc) (A) Indebtedness of the U.S. Guarantors in respect of one or more series of secured notes that are secured by a Lien on the Collateral (as such term is defined in the Domestic Credit Agreement) ranking junior to the Lien securing the Obligations (as such term is defined in the Domestic Credit Agreement) pursuant to the Intercreditor Agreement (as such term is defined in the Domestic Credit Agreement) and that are

-165- 1024613.07B-CHISR02A - MSW issued in lieu of Revolving Commitment Increases (as such term is defined in the Domestic Credit Agreement) pursuant to an indenture or a note purchase agreement or otherwise (the “Incremental Replacement Secured Notes”) solely to the extent such Incremental Replacement Secured Notes are issued in connection with any Permitted Refinancing of any senior unsecured Indebtedness; provided, that (i) such Incremental Replacement Secured Notes are not scheduled to mature or have scheduled amortization or payments of principal (other than customary offers to repurchase upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the Maturity Date of the Revolving Credit Facility then in effect, (ii) the aggregate principal amount of all Incremental Replacement Secured Notes issued pursuant to this Section 7.03(cc) shall not exceed (x) $100,000,000 plus (y) the amount by which unused Commitments (as such term is defined in the Domestic Credit Agreement) have been previously reduced pursuant to Section 2.06(a) of the Domestic Credit Agreement less (z) the amount of all Revolving Commitment Increases (as such term is defined in the Domestic Credit Agreement) effected at or prior to the time of issuance of such Incremental Replacement Secured Notes, (iii) such Incremental Replacement Secured Notes shall not be subject to any Guarantee by any Person other than a U.S. Guarantor, (iv) the obligations in respect thereof shall not be secured by any Lien on any asset of the Borrowers or any Restricted Subsidiary other than any asset constituting Collateral (as such term is defined in the Domestic Credit Agreement), (v) the conditions set forth in Sections 4.02(a) and (b) of the Domestic Credit Agreement shall be satisfied and the Administrative Borrower shall have delivered to the Administrative Agent a copy of a certificate of a Responsible Officer of the Company delivered to the agent under the Domestic Credit Agreement to that effect, and (vi) the security agreements relating to such Incremental Replacement Secured Notes shall be substantially the same as the Collateral Documents (as such term is defined in the Domestic Credit Agreement) (with such differences as are reasonably satisfactory to the Administrative Agent (as such term is defined in the Domestic Credit Agreement) to the extent necessary to reflect the status of the Incremental Replacement Secured Notes as notes and the junior priority thereof), and (B) any Permitted Refinancing thereof. Incremental Replacement Secured Notes will include any Registered Equivalent Notes issued in exchange therefor; and (dd) (A) Junior Secured Debt incurred or issued in connection with any Permitted Refinancing of any Bridge Facility Debt (including any guarantees thereof) or to replace or refinance any other Indebtedness that replaced or refinanced any Bridge Facility Debt (including any guarantees thereof); provided, that (i) such Junior Secured Debt is not scheduled to mature or have scheduled amortization or payments of principal (other than customary offers to repurchase upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the Maturity Date of the Revolving Credit Facility then in effect, (ii) such Junior Secured Debt shall not be subject to any Guarantee by any Person other than a U.S. Guarantor, and (iii) the obligations in respect thereof shall not be secured by any Lien on any asset of the Borrowers or any Restricted Subsidiary other than any asset constituting Collateral (as such term is defined in the Domestic Credit Agreement), and (B) any Permitted Refinancing in respect thereof.

-166- 1024613.07B-CHISR02A - MSW Notwithstanding the foregoing, no Restricted Subsidiary that is a Non-Loan Party will guarantee any Indebtedness for borrowed money of a Loan Party unless such Restricted Subsidiary becomes a Borrower or a Guarantor. In addition, notwithstanding the foregoing, Restricted Subsidiaries that are Non-Loan Parties may not incur Indebtedness pursuant to the first paragraph of this Section and clauses (n) and (r) of this Section in an aggregate combined principal amount at any time outstanding in excess of $500,000,000 in each case determined at the time of incurrence. For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP. SECTION 7.04 Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) Holdings or any Restricted Subsidiary (other than a Foreign Loan Party) may merge or consolidate with the Company (including a merger, the purpose of which is to reorganize the Company into a new jurisdiction); provided that (x) the Company shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Company ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Company, Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Company; (b) subject (as applicable) to compliance with the Borrower Transaction Requirements, (i) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Restricted Subsidiary of the Company

-167- 1024613.07B-CHISR02A - MSW that is not a Loan Party, (ii) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Company determines in good faith that such action is in the best interests of the Company and its Restricted Subsidiaries and if not materially disadvantageous to the Lenders, (iii) any Foreign Loan Party may merge, amalgamate or consolidation with any other Foreign Loan Party, (iv) any Restricted Subsidiary may merge or consolidate with a Foreign Loan Party (including a merger, the purpose of which is to reorganize the Foreign Loan Party into a new jurisdiction); provided that (x) the continuing or surviving Person shall be such Foreign Loan Party or another entity that, by operation of law or agreement, is bound by the Loan Documents to which such Foreign Loan Party was party and (y) such merger, amalgamation or consolidation does not result in the continuing or surviving Person ceasing to be incorporated under the Laws of jurisdiction of organization, formation or incorporation of such Foreign Loan Party; (c) subject (as applicable) to compliance with the Borrower Transaction Requirements, any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment or giving rise to the incurrence of Indebtedness, such Investment must be a permitted Investment in or such Indebtedness must be Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively; provided further that, in the case of such a disposition by a Borrower to another Person that is not a Successor Borrower, (i) prior to (or contemporaneously with) such Disposition, all Loans of such Borrower have been repaid and all Letters of Credit of such Borrower terminated (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, a backstop letter of credit is in place), and (ii) the Availability Requirements shall be met both immediately before and after such Disposition, in each case after giving effect to such Disposition and the removal of the assets of such Borrower that were Disposed of in such transaction, from the Borrowing Base (which shall be deemed to occur automatically upon the occurrence of such Disposition) on a pro forma basis; (d) so long as no Default exists or would result therefrom, the Company may merge with any other Person (other than a Foreign Loan Party); provided that (i) the Company shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Company (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof and (B) the Successor Company shall expressly assume all the obligations of the Company under the Loan Documents to which the Company is a party pursuant to a supplement thereto in form reasonably satisfactory to the Administrative Agent; (e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge, amalgamate or consolidate with any other Person (i) in order to effect an Investment permitted pursuant to Section 7.02 or (ii) for any other purpose;

-168- 1024613.07B-CHISR02A - MSW provided that (A) the continuing or surviving Person shall be the Company or a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the applicable requirements of Section 6.11 and, where applicable, the Borrower Transaction Requirements; and (B) in the case of subclause (ii) only, if (1) the merger, amalgamation or consolidation involves a Loan Party and such Loan Party is not the surviving Person, the surviving Restricted Subsidiary shall expressly assume all the obligations of such Loan Party under the Loan Documents to which the Loan Party is a party pursuant to a supplement thereto in form reasonably satisfactory to the Administrative Agent and (2) the Secured Leverage Ratio for the Test Period immediately preceding such merger, amalgamation or consolidation calculated on a pro forma basis for such merger, amalgamation or consolidation in accordance with Section 1.10 is less than or equal to 4.5 to 1.0; (f) [Reserved]; and (g) so long as no Default exists or would result therefrom, a merger, amalgamation, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05. SECTION 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Company and the Restricted Subsidiaries; (b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned in the ordinary course of business); (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property (which replacement property is actually promptly purchased); (d) Dispositions of property to the Company or a Restricted Subsidiary; provided that if the transferor of such property is a Foreign Loan Party (i) the transferee thereof must be a Foreign Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02; (e) Dispositions permitted by Sections 7.02, 7.04, 7.06 and 7.12 and Liens permitted by Section 7.01; (f) Dispositions of property (i) owned on October 26, 2007, pursuant to sale- leaseback transactions; provided that all Net Cash Proceeds (as defined in the CF Credit Agreement) thereof shall be applied to prepay Term Loans (as defined in the CF Credit

-169- 1024613.07B-CHISR02A - MSW Agreement) in accordance with the CF Credit Agreement and may not be reinvested in the business of the Company or a Restricted Subsidiary and (ii) acquired after October 26, 2007, pursuant to sale-leaseback transactions; (g) Dispositions of Cash Equivalents; (h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of the Company and the Restricted Subsidiaries, taken as a whole; (i) transfers of property subject to casualty events; (j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition; (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $50,000,000, the Company or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (l) and (s) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (ii), (A) any liabilities (as shown on the Company’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Company or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of the greater of $100,000,000 and 1.00% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash; and (iii) to the extent the aggregate amount of Net Cash Proceeds (as defined in the CF Credit Agreement) received by the Company or a Restricted Subsidiary from Dispositions made pursuant to this Section 7.05(j) exceeds $1,000,000,000, all Net Cash Proceeds (as defined in the CF Credit Agreement) in excess of such amount shall be applied to prepay Term Loans (as defined in the CF Credit Agreement) in accordance with the CF Credit Agreement and may not be reinvested in the business of the Company or a Restricted Subsidiary; (k) Dispositions listed on Schedule 7.05(k) (“Scheduled Dispositions”);

-170- 1024613.07B-CHISR02A - MSW (l) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (m) Dispositions of accounts receivable in connection with the collection or compromise thereof; (n) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (o) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Company or any of its Restricted Subsidiaries that is not in contravention of Section 7.07; and (p) the unwinding of any Swap Contract; provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Section 7.05(d), Section 7.05(e), Section 7.05(i), Section 7.05(k), Section 7.05(l), Section 7.05(m) and Section 7.05(p) and except for (x) Dispositions from the Company or a Restricted Subsidiary that is a U.S. Guarantor to the Company or a Restricted Subsidiary that is a Loan Party, or (y) Dispositions from a Foreign Loan Party to a Foreign Loan Party), shall be for no less than the Fair Market Value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Foreign Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Administrative Borrower that such Disposition is permitted by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Any Disposition of Equity Interests of a Borrower shall be made in compliance with the Borrower Transaction Requirements. SECTION 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Company and to its other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Restricted Subsidiary, to the Company and any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) (i) the Company may redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Company and each of its Restricted Subsidiaries may declare and make

-171- 1024613.07B-CHISR02A - MSW dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person; (c) [Reserved], (d) to the extent constituting Restricted Payments, the Company and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.04 (other than a merger or consolidation of Holdings and the Company) or 7.08 (other than Section 7.08(a) or (j)); (e) repurchases of Equity Interests in Holdings, the Company or any of the Restricted Subsidiaries deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (f) the Company may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Company (or of any such direct or indirect parent of the Company) by any future, present or former employee, director, officer, manager or consultant (or any Controlled Investment Affiliate or Immediate Family Member thereof) of the Company (or any direct or indirect parent of the Company) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any future, present or former employee, director, officer, manager or consultant of the Company (or any direct or indirect parent of the Company) or any of its Subsidiaries (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Company (or of any direct or indirect parent of the Company) in connection with any such repurchase, retirement or other acquisition or retirement); (g) the Company may make Restricted Payments to Holdings or to any direct or indirect parent of Holdings: (i) the proceeds of which will be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) the tax liability to each foreign, federal, state, provincial, territorial or local jurisdiction in respect of which a consolidated, combined, unitary or affiliated return is filed by Holdings (or such direct or indirect parent) that includes the Company and/or any of its Subsidiaries, to the extent such tax liability does not exceed the lesser of (A) the taxes that would have been payable by the Company and/or its Subsidiaries as a stand-alone group and (B) the actual tax liability of Holdings’ consolidated, combined, unitary or affiliated group (or, if Holdings is not the parent of the actual group, the taxes that would have been paid by Holdings, the Company and/or the Company’s Subsidiaries as a stand-alone group), reduced by any such payments paid or to be paid directly by the Company or its Subsidiaries;

-172- 1024613.07B-CHISR02A - MSW (ii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) its operating costs and expenses incurred in the ordinary course of business and other overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Company and its Subsidiaries; (iii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) legal existence; (iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Company shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Company or a Restricted Subsidiary (or Loan Party if the Investment would have been required to be made in a Loan Party under Section 7.02) or (2) the merger or amalgamation (to the extent not prohibited by Section 7.04) of the Person formed or acquired into the Company or a Restricted Subsidiary (or Loan Party if the Investment would have been required to be made in a Loan Party under Section 7.02) in order to consummate such Permitted Acquisition, in each case, in accordance with the applicable requirements of Section 6.11; (v) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) costs, fees and expenses (other than to Affiliates) related to any equity or debt offering not prohibited by this Agreement (whether or not successful) and directly attributable to the operation of the Company and its Restricted Subsidiaries; and (vi) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries, only to the extent such amounts are deducted, for the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, in calculating Consolidated EBITDA for any period; (h) the Company or any of its Restricted Subsidiaries may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion;

-173- 1024613.07B-CHISR02A - MSW (i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default occurred and was continuing; (j) the declaration and payment of dividends on the Company’s common stock following the first public offering of the Company’s common stock or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Company in or from any such public offering, other than public offerings with respect to the Company’s common stock registered on Form S-4 or Form S-8; (k) payments made or expected to be made by the Company or any of its Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, officer, manager or consultant (or any Controlled Investment Affiliate or Immediate Family Member) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options; (l) in addition to the foregoing Restricted Payments and so long as the Payment Conditions have been satisfied, the Company may make additional Restricted Payments; and (m) other Restricted Payments not to exceed $5.0 million. SECTION 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto or constituting a reasonable extension thereof. SECTION 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than: (a) transactions between or among the Company or any of its Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction, (b) transactions on terms substantially as favorable to the Company or such Restricted Subsidiary as would reasonably be obtainable by the Company or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the Transactions and the payment of fees and expenses related to the Transactions, (d) [Reserved],

-174- 1024613.07B-CHISR02A - MSW (e) the payment of management, consulting, monitoring, advisory and other fees, indemnities and expenses to the Sponsors pursuant to the Sponsor Management Agreement (plus any unpaid management, consulting, monitoring, advisory and other fees, indemnities and expenses accrued in any prior year) and any Sponsor Termination Fees pursuant to the Sponsor Management Agreement, in each case as in effect on the Closing Date or pursuant to any amendment thereto so long as such amendment is not disadvantageous in the good faith judgment of the board of directors of the Company to the Lenders when taken as a whole, as compared to the Sponsor Management Agreement in effect on the Closing Date, (f) Investments permitted under Section 7.02, (g) employment and severance arrangements between the Company or any of its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements, (h) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Company and the Restricted Subsidiaries or any direct or indirect parent of the Company in the ordinary course of business to the extent attributable to the ownership or operation of the Company and the Restricted Subsidiaries, (i) any agreement, instrument or arrangement as in effect as of the Closing Date and set forth on Schedule 7.08, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Closing Date as reasonably determined in good faith by the board of directors of the Company), (j) Restricted Payments permitted under Section 7.06 and prepayments, redemptions, purchases, defeasances and satisfactions of Indebtedness permitted under Section 7.12, (k) making of loans by any Foreign Loan Party to, repayment by any Foreign Loan Party of any outstanding advances owing to, or making by any Foreign Loan Party of royalty payments to, any U.S. Guarantor, (l) transactions in which the Company or any of the Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Company or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08, (m) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Company and the Restricted Subsidiaries, in the reasonable determination of the board of directors or the

-175- 1024613.07B-CHISR02A - MSW senior management of the Company, or are on terms at least as favorable as would reasonably have been obtained at such time from an unaffiliated party, (n) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any Controlled Investment Affiliate or Immediate Family Member thereof) of the Company, any of its Subsidiaries or any direct or indirect parent thereof, (o) investments by the Sponsors or Co-Investors in securities of the Company or any of its Restricted Subsidiaries so long as (A) the investment is being offered generally to other investors on the same or more favorable terms and (B) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities, and (p) payments to or from, and transactions with, any joint venture in the ordinary course of business. SECTION 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to any Loan Party (other than Holdings) or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Revolving Credit Facility and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that: (i) (A) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 and (B) to the extent Contractual Obligations permitted by clause (A) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) [Reserved], (iv) (a) with respect to clause (b) only, arise in connection with any Lien permitted by Section 7.01(a), (l), (s), (t)(i), (t)(ii) or (u) and relate to the property subject to such Lien or (b) arise in connection with any Disposition permitted by Section 7.05,

-176- 1024613.07B-CHISR02A - MSW (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to the first paragraph of Section 7.03 (with respect to non-Loan Parties), Section 7.03(e), 7.03(g), 7.03(n) (with respect to non-Loan Parties), 7.03(r) or 7.03(aa) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(g) or 7.03(aa) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) are customary restrictions contained in the CF Credit Agreement, the CF Facility Documentation, the Bridge Facility Agreement, the Domestic Credit Agreement, the Domestic Facility Documentation, and any documentation governing any Incremental Replacement Secured Notes or any Junior Secured Debt, and any documentation governing any Permitted Refinancing of any of the foregoing, (xiii) arise in connection with cash or other deposits permitted under Section 7.01, and (xiv) are restrictions in any one or more agreements governing Indebtedness of a Restricted Subsidiary that is not a Loan Party that is permitted to be incurred by Section 7.03. SECTION 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, other than for general corporate purposes of the Borrowers and

-177- 1024613.07B-CHISR02A - MSW their Subsidiaries (including permitted acquisitions), to refinance certain existing Indebtedness of the Borrowers and their Subsidiaries and for other purposes not prohibited by the Loan Documents. SECTION 7.11 Accounting Changes. Make any change in fiscal year except to, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Company and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. SECTION 7.12 Prepayments, Etc. of Indebtedness. (a) (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any Permitted Subordinated Notes or any other Indebtedness that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Company and its Restricted Subsidiaries) (collectively, “Junior Financing”), except (A) the refinancing thereof with the Net Cash Proceeds (as defined in the CF Credit Agreement) of any Permitted Refinancing, (B) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of the Company or any of its direct or indirect parents, (C) the prepayment of Indebtedness of the Company or any Restricted Subsidiary owed to Holdings, the Company or a Restricted Subsidiary or the prepayment of any Permitted Subordinated Notes issued by the Company or any Restricted Subsidiary to Holdings, the Company or any Restricted Subsidiary or the prepayment of any Junior Financing with the proceeds of any other Junior Financing otherwise permitted by Section 7.03, (D) so long as the Payment Conditions have been satisfied, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity and (E) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity that do not exceed in the aggregate at any time outstanding $5.0 million; or (ii) make any payment in violation of any subordination terms of any Junior Financing Documentation. (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation without the consent of the Administrative Agent (not to be unreasonably withheld or delayed). SECTION 7.13 Equity Interests of Certain Restricted Subsidiaries. Permit any Domestic Subsidiary that is a wholly-owned Restricted Subsidiary to become a non-wholly- owned Subsidiary, except (i) to the extent such Restricted Subsidiary continues to be a U.S. Guarantor, (ii) in connection with a Disposition of all or substantially all of the assets or all or a portion of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05, (iii) as a result of the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14 or (iv) as a result of an Investment in any Person permitted under Section 7.02. SECTION 7.14 Centre of Main Interest. For the purposes of the Regulation, except as set forth on Schedule 5.19 (i) no U.K. Loan Party shall change its centre of main interest (as that term is used in Article 3(1) of the Regulation) from England and Wales, nor shall

-178- 1024613.07B-CHISR02A - MSW any U.K. Loan Party have an “establishment” (as that term is used in Article 2(h) of the Regulation) in any jurisdiction other than England and Wales, (ii) nor shall any Irish Loan Party change its centre of main interest (as that term is used in Article 3(1) of the Regulation) from Ireland, nor shall any Irish Loan Party have an “establishment” (as that term is used in Article 2(h) of the Regulation) in any jurisdiction other than Ireland, and (iii) nor shall any German Loan Party change its centre of main interest (as that term is used in Article 3(1) of the Regulation) from Germany, nor shall any German Loan Party have an “establishment” (as that term is used in Article 2(h) of the Regulation) in any jurisdiction other than Germany. SECTION 7.15 [Reserved]. SECTION 7.16 Financial Covenant; Equity Cure. (a) Upon the occurrence of a Liquidity Event, and until a Liquidity Exit Event occurs following the occurrence of such Liquidity Event, permit the Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 as of the last day of any Test Period, commencing with the most recently ended Test Period occurring immediately preceding the date that such Liquidity Event occurred (it being understood that the requirement to comply with the Fixed Charge Coverage Ratio under this clause (a) shall again be triggered upon the occurrence of any other Liquidity Event on any succeeding day). (b) For purposes of determining satisfaction with the financial covenant set forth in Section 7.16(a), any cash equity contribution (which if in the form of Disqualified Equity Interests shall be on terms and conditions reasonably acceptable to the Administrative Agent) made to the Company after the final day of the applicable fiscal quarter and actually received by the Company on or prior to the later to occur of (x) ten Business Days after the Liquidity Event that required the Borrowers to comply with the financial covenant set forth in Section 7.16(a) and (y) the tenth Business Day after the date on which financial statements are delivered or are required to be delivered with respect to the applicable fiscal quarter will, at the request of the Administrative Borrower, be included in the calculation of Consolidated EBITDA (any such equity contribution so included in the calculation of Consolidated EBITDA, a “Specified Equity Contribution”), provided, that (i) in each four fiscal quarter period, there shall be at least two fiscal quarters in which no Specified Equity Contribution is made, (ii) there shall be no more than five fiscal quarters in which a Specified Equity Contribution is made during the term of this Agreement, (iii) the amount of any Specified Equity Contribution shall be no greater than the amount required to cause the Borrowers to be in pro forma compliance with the Fixed Charge Coverage Ratio specified in Section 7.16(a), (iv) all Specified Equity Contributions shall be disregarded for purposes of determining any baskets with respect to the covenants contained in this Agreement and the other Loan Documents, and (v) the Borrowers shall not be permitted to borrow or request any Credit Extension if a violation of Section 7.16(a) has occurred (regardless of whether a notice of intent to cure has been delivered) until the relevant Specified Equity Contribution is actually received by the Company. SECTION 7.17 [Reserved].

-179- 1024613.07B-CHISR02A - MSW SECTION 7.18 Pension Plans. (a) In each case, other than by virtue of a transaction permitted by clause (b) of this Section 7.18, (i) establish, contribute to or assume an obligation with respect to any Canadian Defined Benefit Plan or (ii) become an employer (for the purposes of sections 38 to 51 of the UK Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the UK Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the UK Pensions Act 2004) such an employer, or (b)(i) acquire an interest in any Person if such Person (A) sponsors, maintains or contributes to, or at any time in the five-year period preceding such acquisition has sponsored, maintained or contributed to a Canadian Defined Benefit Plan or (B) is an employer (for the purposes of sections 38 to 51 of the UK Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the UK Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the UK Pensions Act 2004) such an employer, in each case if such acquisition would reasonably be expected to result in a Material Adverse Effect or (ii) without the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed), cause or allow any Person described in clause (b)(i) above to become, or to merge, amalgamate, or consolidate with, a Loan Party. SECTION 7.19 Companies Act 2014 of Ireland. Each Irish Loan Party undertakes: (a) not to make (or fail to make) any election required to be made by it under the Companies Act 2014 of Ireland to alter its designation without first informing and consulting with the Administrative Agent for a period of not less than 30 days; and (b) to procure that the Administrative Agent is afforded due opportunity to review and approve (such approval not to be unreasonably withheld, conditioned or delayed) any variations any Irish Loan Party may be required to make to its constitutive documents in connection with any election made under paragraph (a) above. ARTICLE VIII Events of Default and Remedies SECTION 8.01 Events of Default. Each of the events referred to in clauses (a) through (m) of this Section 8.01 shall constitute an “Event of Default”: (a) Non-Payment. The Borrowers fail to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to any Borrower) or Article VII; or (c) Other Defaults. (i) Any Borrower fails to perform or observe any covenant or agreement contained in Section 6.15 (other than any such failure resulting

-180- 1024613.07B-CHISR02A - MSW solely from actions taken by one or more Persons not controlled directly or indirectly by the Company or such Person’s (or Persons’) failure to act in accordance with the instructions of the Company or the Administrative Agent) and such failure continues unremedied for a period of at least 15 Business Days after a Responsible Officer has obtained knowledge of such default or (ii) any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Administrative Borrower of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of (i) any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount or (ii) any Indebtedness under the Domestic Credit Agreement, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness (other than any such Indebtedness in respect of the CF Facilities), or any other event occurs (other than with respect to any such Indebtedness in respect of the CF Facilities and other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02 or (C) fails to observe or perform any other agreement or condition relating to any Indebtedness in respect of the CF Facilities, or any other event occurs with respect to the CF Facilities, and the holder or holders of such Indebtedness (or the CF Administrative Agent on behalf of such holder or holders) cause such Indebtedness to become due (automatically or otherwise) prior to its stated maturity; or (f) Insolvency Proceedings, Etc. Holdings, the Company, any Borrower or any Specified Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for

-181- 1024613.07B-CHISR02A - MSW or consents to the appointment of any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, sequestrator, examiner, liquidator, rehabilitator, administrator, administrative receiver, compulsory manager or similar officer for it or for all or any material part of its property; or any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, sequestrator, examiner, liquidator, rehabilitator, administrator, administrative receiver, compulsory manager or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or, solely in respect of a German Loan Party, is unable to pay its debts as they fall due (zahlungsunfähig) within the meaning of section 17 of the German Insolvency Code (Insolvenzordnung) or threatened to become unable to pay its debts (drohend zahlungsunfähig) within the meaning of section 18 of the German Insolvency Code or is over-indebted within the meaning of section 19 of the German Insolvency Code; or, solely in respect of a U.K. Loan Party or any Irish Loan Party, is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts, by reason of actual or anticipated financial difficulties, is put into examination, takes any step with a view to a moratorium, suspension of payments, reorganization as a result of actual or anticipated financial difficulties (by way of voluntary arrangement, scheme of arrangement or otherwise) or a composition or similar arrangement with any creditors, or a moratorium or other protection from its creditors is declared or imposed in respect of any of its Indebtedness; or (g) Judgments. There is entered against any Loan Party or any Specified Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Holdings, the Company or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (ii) Holdings, the Company or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (iii) with respect to a funded Foreign Plan a termination, withdrawal or noncompliance with applicable law or plan terms that would reasonably be expected to result in a Material Adverse Effect, or (iv) any U.K. Loan Party is issued a financial support direction or contribution notice in respect of any pension scheme that would reasonably be expected to result in a Material Adverse Effect; or

-182- 1024613.07B-CHISR02A - MSW (i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or (j) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage; or (k) Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount or (ii) the subordination provisions set forth in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Junior Financing, if applicable; or (l) Change of Control. There occurs any Change of Control. SECTION 8.02 Remedies upon Event of Default. Subject to the last sentence of this Section 8.02, if any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions: (a) declare Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

-183- 1024613.07B-CHISR02A - MSW (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Debtor Relief Law, the Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. Notwithstanding anything to the contrary in any Loan Document, if at any time the Domestic Commitments are terminated (i) automatically, (ii) by the “Required Lenders” under, and as defined in, the Domestic Credit Agreement or (iii) by the administrative agent under the Domestic Credit Agreement at the request of such “Required Lenders”, in each case, due to an “Event of Default” under, and as defined in, the Domestic Credit Agreement, then the Commitments shall automatically terminate at such time. SECTION 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such or to any Receiver; Second, to the repayment of all Protective Advances; Third, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

-184- 1024613.07B-CHISR02A - MSW Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; Sixth, to the payment of unpaid principal of the Loans and L/C Borrowings and all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law. Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrowers. ARTICLE IX Administrative Agent and Other Agents SECTION 9.01 Appointment and Authorization of the Administrative Agent. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Article (other than Sections 9.10 and 9.12) are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any such provisions. (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer

-185- 1024613.07B-CHISR02A - MSW shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer. (c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable) and L/C Issuer (if applicable)) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender and its Affiliates for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. SECTION 9.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, sub-agents, employees or attorneys-in-fact (including for the purpose of any Borrowing or payment in Alternative Currencies) as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Each such sub-agent and the Affiliates of the Administrative Agent and each such sub-agent shall be entitled to the benefits of all provisions of this Article IX and Sections 10.04 and 10.05 (as though such sub-agents were the “Administrative Agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction). SECTION 9.03 Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its

-186- 1024613.07B-CHISR02A - MSW own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the execution, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents, (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vi) or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. No Agent-Related Person shall have any duties or obligations to any Lender or participant except those expressly set forth herein and in the other Loan Documents, and without limiting the generality of the foregoing, the Agent-Related Persons: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Person is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that such Person shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law; and (c) shall not be required to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Affiliates. No Agent-Related Person be liable (i) to any participant or Secured Party or their Affiliates for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or

-187- 1024613.07B-CHISR02A - MSW such Person shall believe in good faith shall be necessary under the circumstances) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction. No Agent-Related Person shall be liable to any Lender for any action taken or omitted to be taken by any Person under or in connection with the CAM Agreement. SECTION 9.04 Reliance by the Administrative Agent. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law. (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed closing date specifying its objection thereto. SECTION 9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

-188- 1024613.07B-CHISR02A - MSW SECTION 9.06 Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. SECTION 9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such

-189- 1024613.07B-CHISR02A - MSW reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. SECTION 9.08 Withholding Tax. If any Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Taxes from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any Loan Party and without limiting or expanding the obligation of the applicable Loan Party to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, including any interest, additions to tax or penalties thereto, together with all reasonable expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. SECTION 9.09 Agents in Their Individual Capacities. (a) Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though such Agent were not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. With respect to its Loans, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include each Agent in its individual capacity. (b) Each Lender understands that the Person serving as Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 9.09 as “Activities”) and may engage in the Activities with or on behalf of one or more of the Loan Parties or their respective Affiliates. Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in

-190- 1024613.07B-CHISR02A - MSW financial products or undertake other investment businesses for its own account or on behalf of others (including the Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Company, another Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates. Each Lender understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lenders that are not members of the Agent’s Group. None of the Administrative Agent nor any member of the Agent’s Group shall have any duty to disclose to any Lender or use on behalf of the Lenders, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Lender such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders. (c) Each Lender further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lenders (including the interests of the Lenders hereunder and under the other Loan Documents). Each Lender agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Lender. None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Information) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Lender including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account. SECTION 9.10 Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ prior notice to the Lenders and the Administrative Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Administrative Borrower at all times other than during the existence of an Event of Default under Section 8.01(f) (which consent of the Administrative Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Administrative Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment

-191- 1024613.07B-CHISR02A - MSW as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.10). After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. Any resignation by the Administrative Agent as Administrative Agent pursuant to this Section shall also constitute its resignation as a Swing Line Lender and its resignation as an L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender and L/C Issuer, (ii) the retiring Swing Line Lender and L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by Citibank, N.A., if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer effectively to assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” or “Potential Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender or a Potential Defaulting Lender, the Required Lenders (determined after giving effect to Section 10.01) may by notice to the Administrative Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Administrative Borrower (not to be unreasonably withheld), appoint a replacement Administrative Agent hereunder. Such removal

-192- 1024613.07B-CHISR02A - MSW will, to the fullest extent permitted by applicable law, be effective on the date a replacement Administrative Agent is appointed. SECTION 9.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, interim receiver, receiver and manager, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. SECTION 9.12 Collateral and Guaranty Matters. The Lenders irrevocably agree: (a) that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop letter of credit is

-193- 1024613.07B-CHISR02A - MSW in place), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than a Foreign Loan Party, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Foreign Loan Party, upon release of such Foreign Loan Party from its Obligations hereunder, pursuant to clause (c)(ii) below; (b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); (c) that any U.S. Guarantor (other than the Company) shall be automatically released from its obligations under the Guaranty if in the case of any Subsidiary, such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such U.S. Guarantor continues to be a guarantor in respect of the Bridge Facility Debt, the Domestic Facilities or any Junior Financing or (ii) that any Foreign Loan Party shall be automatically released from its Obligations hereunder and under the other Loan Documents if such Person ceases to be a Foreign Loan Party as a result of a transaction or designation permitted hereunder (subject, as applicable, to the Borrower Transaction Requirements and the fulfillment of the requirements of Section 6.11(a)); provided that no such release shall occur if such Foreign Loan Party continues to be a borrower or a guarantor in respect of any Junior Financing; and (d) if any U.S. Guarantor that is a Subsidiary shall cease to be a Material Subsidiary (as certified in writing by a Responsible Officer) and the Administrative Borrower notifies the Administrative Agent in writing that it wishes such U.S. Guarantor to be released from its Obligations hereunder or its obligations under the Guaranty, as applicable, such Subsidiary shall be automatically released from its Obligations hereunder or its obligations under its Guaranty, as applicable; provided that no such release shall occur if such Subsidiary continues to be a guarantor in respect of the Bridge Facility Debt, the Domestic Facilities or any Junior Financing. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Foreign Loan Party from its Obligations hereunder or any Guarantor from its obligations under the Guaranty pursuant to this Section 9.12. In each case as specified in this Section 9.12, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Administrative Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Loan Party from its obligations under any of the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.12.

-194- 1024613.07B-CHISR02A - MSW SECTION 9.13 Other Agents; Arrangers and Managers. Except as expressly provided herein, none of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “joint bookrunner,” “joint lead arranger” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. SECTION 9.14 Appointment of Supplemental Administrative Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”). (b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require. (c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the applicable Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver

-195- 1024613.07B-CHISR02A - MSW any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent. SECTION 9.15 [Reserved]. SECTION 9.16 Reports and Financial Statements. By signing this Agreement, each Lender: (a) [reserved]; (b) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Administrative Borrower hereunder and all field examinations, audits and appraisals of the Collateral received by the Administrative Agent (collectively, the “Reports”); (c) expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report; (d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel; (e) agrees to keep all Reports confidential in accordance with the provisions of Section 10.08 (other than clause (e) thereof); and (f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or Letters of Credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender; provided that no Lender shall be liable for the payment to the Administrative Agent or any other Lender preparing a Report for any portion of losses arising from such claims, actions, proceedings, damages, costs, expenses and other amounts (including attorney costs) to the extent resulting from the Administrative

-196- 1024613.07B-CHISR02A - MSW Agent’s or such other Lender’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction. SECTION 9.17 Release. Each Lender hereby releases each Agent acting on its behalf pursuant to the terms of this Agreement or any other Loan Document from the restrictions imposed by Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) (restriction on self-dealing) and corresponding restrictions set forth in other applicable jurisdictions, in each case to the extent legally possible. Each Lender which is barred by its constitutional documents or by-laws from granting such relief shall notify the relevant Agent accordingly. SECTION 9.18 Acknowledgment of Security Trust Deed. Each Secured Party acknowledges the terms of each Security Trust Deed and, in particular, the terms, basis and limitation on which the Administrative Agent holds the “Transaction Security” (as defined therein) and specifically agrees and accepts (i) such terms, basis and limitation; (ii) that the Administrative Agent shall, as trustee, have only those duties, obligations and responsibilities expressly specified in each Security Trust Deed; (iii) the limitation and exclusion of the Administrative Agent’s liability as set out therein; and (iv) all other provisions of the Security Trust Deed as if it were a party thereto. SECTION 9.19 Quebec Security. Each of the parties hereto (including each Lender, acting for itself and on behalf of each of its Affiliates that are or become Secured Parties from time to time) confirms the appointment and designation of the Administrative Agent as the hypothecary representative for the present and future Secured Parties (in such capacity, the “Representative”), as contemplated by Article 2692 of the Civil Code of Québec, for the purposes of holding any security granted by the Foreign Loan Parties or any one of them pursuant to the laws of the Province of Quebec. The execution by the Representative prior to the date hereof of any document creating or evidencing any such security for the benefit of any of the Secured Parties is hereby ratified and confirmed. Each future Secured Party, whether a Lender or a holder of any Obligation, shall be deemed to have ratified and confirmed (for itself and on behalf of each of its Affiliates that are or become Secured Parties from time to time) the appointment of the Administrative Agent as the Representative. The Representative shall (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted hereunder, all rights and remedies given to the Representative pursuant to any hypothec, pledge, applicable law or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent, mutatis mutandis, including all such provisions with respect to the liability or responsibility to an indemnification by the Secured Parties, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec or pledge on such terms and conditions as it may determine from time to time. The substitution or replacement of the Administrative Agent pursuant to the provisions hereof shall also constitute the substitution or replacement of the Representative. The new Representative, without further act, shall then be vested and have all the rights, powers and authorities granted to the Representative hereunder and shall be subject in all respects to the terms, conditions and provisions hereof, to the same extent as if originally acting as Representative hereunder.

-197- 1024613.07B-CHISR02A - MSW Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Quebec), the Administrative Agent may acquire and be the holder of any bond or debenture issued by any Loan Party. ARTICLE X Miscellaneous SECTION 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the applicable Agent with the approval of the Required Lenders) and the applicable Borrower or Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that none of (i) a waiver of any condition precedent set forth in Section 4.02, (ii) the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments and (iii) the making of any Protective Advance in accordance herewith in each case shall constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 or fee under Section 2.03 or 2.09(a) without the written consent of each Lender directly affected thereby; (c) reduce the principal of, or the rate of interest or premium specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Secured Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate; (d) change any provision of this Section 10.01, the definition of “Required Lenders”, “Supermajority Lenders” or “Pro Rata Share”, Section 2.06(c) relating to pro rata sharing, 2.13 or 8.03 without the written consent of each Lender affected thereby; (e) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (f) other than in a transaction permitted under Section 7.04, release all or substantially all of the aggregate value of the Obligations of the Borrowers and the Guaranty, without the written consent of each Lender;

-198- 1024613.07B-CHISR02A - MSW (g) change the currency in which any Loan is denominated or interest or fees thereon is paid without the written consent of the Lender holding such Loans; (h) amend the definition of “Interest Period” to allow intervals in excess of six months or shorter than one month without the agreement of each affected Lender without the written consent of each Lender affected thereby; (i) increase the advance rates provided for in the definition of the term “Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, without the written consent of the Supermajority Lenders, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves without the consent of the Supermajority Lenders; or (j) change the last sentence of Section 8.02, the second proviso of Section 10.07(b)(i)(A), or Section 10.07(b)(ii)(E), without the written consent of each Lender; and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of a L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by a Swing Line Lender in addition to the Lenders required above, affect the rights or duties of such Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; and (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders). Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Administrative Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding anything to the contrary contained in Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may

-199- 1024613.07B-CHISR02A - MSW be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Administrative Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. SECTION 10.02 Notices and Other Communications; Facsimile Copies. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile or electronic transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Administrative Borrower, any other Loan Party, the Administrative Agent, an L/C Issuer or any Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrowers, the Administrative Agent, the L/C Issuers and each Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(d)), when delivered and (E) if delivered by posting to a Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Platform, website or other device (to the extent permitted by Section 10.02(d) to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a communication has been posted to the Platform; provided that notices and other communications to the Administrative Agent, any L/C Issuer and any Swing Line Lender pursuant to Article II or Article IX shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

-200- 1024613.07B-CHISR02A - MSW (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication (i.e., TIF or PDF or other similar communication). The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders. (c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers in the absence of gross negligence or willful misconduct of such Person, as determined by the final non-appealable judgment of a court of competent jurisdiction. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. (d) Notwithstanding clause (a) (unless the Administrative Agent requests that the provisions of clause (a) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to the Administrative Borrower. Nothing in this clause (d) shall prejudice the right of the Administrative Agent or any Lender to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Administrative Borrower effect delivery in such manner. SECTION 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. SECTION 10.04 Attorney Costs and Expenses. The Borrowers agree (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, any joinder or supplement hereto or thereto and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation

-201- 1024613.07B-CHISR02A - MSW and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Skadden, Arps, Slate, Meagher & Flom LLP and one local and foreign counsel in each relevant jurisdiction, and (b) to pay or reimburse the Administrative Agent and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including Attorney Costs but limited to those of one counsel to the Administrative Agent and the Lenders (and one local counsel in each applicable jurisdiction and, in the event of any actual conflict of interest, one additional counsel to the affected parties). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly following receipt by the Administrative Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. SECTION 10.05 Indemnification by the Borrowers. The Borrowers shall indemnify and hold harmless the Administrative Agent, each Lender, the Arrangers, any Receiver and their respective Affiliates, directors, officers, employees, agents, trustees or advisors (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and Arrangers, one counsel to the other Lenders and one counsel for any Receiver (and one local counsel in each applicable jurisdiction for each such group and, in the event of any actual conflict of interest, one additional counsel to the affected parties)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property or facility currently or formerly owned or operated by any Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability arising out of the activities or operations of any Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, however, that the Borrowers shall not be obligated for any costs or expenses based on the fees charged by third parties retained by the Administrative Agent in connection with more than two appraisals and field examinations per calendar year; provided, further, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities,

-202- 1024613.07B-CHISR02A - MSW obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction, of such Indemnitee or of any affiliate, director, officer, member, employee, agent, trustee or advisor of such Indemnitee or (y) a breach of any obligations under any Loan Document by such Indemnitee or of any affiliate, director, officer, employee, agent, trustee or advisor of such Indemnitee as determined by the final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within 10 Business Days after written demand therefor. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. SECTION 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver, interim receiver, receiver and manager, or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) except as provided in Sections 10.30 and 10.34, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. SECTION 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except

-203- 1024613.07B-CHISR02A - MSW that no Loan Party party hereto may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 10.07(g) and 10.07(i), (iv) to an SPC in accordance with the provisions of Section 10.07(h) or (v) pursuant to the terms of the CAM Agreement (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Administrative Borrower shall have the right to withhold its consent if the Administrative Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of: (A) the Administrative Borrower, provided that no consent of the Administrative Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to any Borrower, Section 8.01(f) has occurred and is continuing, any Assignee, provided further that no consent of the Administrative Borrower shall be required for any assignment made pursuant to the terms of the CAM Agreement; (B) the Administrative Agent; (C) each Principal L/C Issuer at the time of such assignment, provided that no consent of any Principal L/C Issuer shall be required for an assignment to an Agent or any Affiliate thereof; and (D) each Swing Line Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans or an assignment pursuant to the CAM Agreement, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or such other date on which such Assignment and Assumption is effective) shall not be less than and shall be an

-204- 1024613.07B-CHISR02A - MSW integral multiple of a Dollar Amount of $5,000,000 unless each of the Administrative Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Administrative Borrower shall be required if an Event of Default under Section 8.01(a) or, solely with respect to any Borrower, Section 8.01(f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any Assignment; (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (D) the Assignee shall comply with Section 3.01(b) and (c) or Section 3.01(l) and (m), as applicable; and (E) the Assignee, if it shall not be a Lender already party to the CAM Agreement in its capacity as a Lender hereunder, shall execute and deliver to the Administrative Agent a joinder to the CAM Agreement in form and substance reasonably satisfactory to the Administrative Agent. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Revolving Credit Note, the Borrowers (at their expense) shall execute and deliver a Revolving Credit Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to each Lender pursuant to the terms hereof from time to time (the

-205- 1024613.07B-CHISR02A - MSW “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, any Agent and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice. (e) Any Lender may at any time, without the consent of, or notice to, the Borrowers, any L/C Issuer, any Swing Line Lender or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender may not sell participations to any Participant which is not a U.K. Qualifying Lender and Irish Qualifying Lender, (ii) such Lender’s obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01(b) and (c) or Section 3.01(l) and (m), as applicable), 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.10 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an nonfiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement notwithstanding any notice to the contrary. (f) If a Lender assigns, or transfers, or sells any participation in, any or all of its rights or obligations under a Loan Document and, as a result of circumstances existing at the date the assignment, transfer or sale occurs, a Loan Party would be obliged to make a payment to a Lender, Participant or any other person under Clause 3.01, 3.04 or 3.05, then such person is only entitled to receive such payment under Clause 3.01, 3.04 or 3.05 to the same extent as the Lender making such assignment, transfer or sale would have been entitled if the assignment or transfer had not occurred, unless, in the case of Section 3.01, the relevant assignment, transfer or

-206- 1024613.07B-CHISR02A - MSW sale of the participation is made with the Administrative Borrower’s prior written consent (not to be unreasonably withheld or delayed). (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Revolving Credit Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Administrative Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including their obligations under Section 3.01, 3.04 or 3.05), except, in the case of Section 3.01, the increase or change results from a change in law after the SPC becomes a SPC and the grant was made with the Borrowers’ prior written consent (not to be unreasonably withheld or delayed), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Administrative Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non- public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Revolving Credit Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Revolving Credit Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

-207- 1024613.07B-CHISR02A - MSW (j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or Swing Line Lender may, upon thirty (30) days’ prior notice to the Administrative Borrower and the Lenders, resign as an L/C Issuer or a Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or Swing Line Lender shall have identified, in consultation with the Administrative Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or a Swing Line Lender, the Administrative Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Administrative Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If a Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). SECTION 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, and to not use or disclose such Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ respective managers, administrators, directors, officers, employees, trustees, investment advisors, partners, advisors, agents and other representatives, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (c) to any other party to this Agreement; (d) subject to an agreement to be bound by provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Administrative Borrower), to any pledgee referred to in Section 10.07(g), Eligible Assignee of or Participant in, or any prospective Eligible Assignee or pledgee of or Participant in, any of its rights or obligations under this Agreement or to any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the Company and its obligations, this Agreement or payments hereunder, any rating agency, or the CUSIP Service Bureau or any similar organization; (e) with the written consent of the Administrative Borrower; (f) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective affiliates on a nonconfidential basis from a source other than a Loan Party who is not known to such Person to be in breach of any obligation of confidentiality; (g) to any Governmental Authority, examiner, self-regulatory authority or other regulatory authority (including the National Association of Insurance Commissioners or any other similar organization) regulating or purporting to regulate any Lender; or (h) in connection with the administration of this Agreement or any other Loan Documents or the exercise of any remedies

-208- 1024613.07B-CHISR02A - MSW hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from or on behalf of any Loan Party or its Subsidiaries or any Loan Party’s or its Subsidiaries’ directors, officers, employees, trustees, investment advisors or agents, including accountants, legal counsel and other advisors, relating to Holdings, the Borrowers or any of their subsidiaries or their respective businesses, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 10.09 Treatment of Information. (a) Certain of the Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to any of the Loan Parties or their securities (“Restricting Information”). Other Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information. Each Lender acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person. Neither the Administrative Agent nor any of its Affiliates shall, by making any Communications (including Restricting Information) available to a Lender, by participating in any conversations or other interactions with a Lender or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its Affiliates be responsible or liable in any way for any decision a Lender may make to limit or to not limit its access to Restricting Information. In particular, none of the Administrative Agent nor any of its Affiliates (i) shall have, and the Administrative Agent, on behalf of itself and each of its Affiliates, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender has or has not limited its access to Restricting Information, such Lender’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party or Lender or any of their respective Affiliates arising out of or relating to the Administrative Agent or any of its Affiliates providing or not providing Restricting Information to any Lender.

-209- 1024613.07B-CHISR02A - MSW (b) Each Lender acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information. Accordingly, each Lender agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) on such Lender’s Administrative Questionnaire. Each Lender agrees to notify the Administrative Agent from time to time of such Lender’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission. (c) Each Lender acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lenders generally. Each Lender that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Lenders may have access to Restricting Information that is not available to such electing Lender. None of the Administrative Agent nor any Lender with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender or to use such Restricting Information on behalf of such electing Lender, and shall not be liable for the failure to so disclose or use, such Restricting Information. (d) The provisions of the foregoing clauses of this Section 10.09 are designed to assist the Administrative Agent, the Lenders and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lenders express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Lenders hereunder or thereunder may contain Restricting Information. Neither the Administrative Agent nor any of its Affiliates warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its Affiliates warrant or make any other statement to the effect that an Loan Party’s or Lender’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lenders and each Loan Party assumes the risks associated therewith. SECTION 10.10 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrowers or any other Loan Party, any such notice being waived by the Administrative Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing to, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Foreign Loan Parties and their Restricted Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and

-210- 1024613.07B-CHISR02A - MSW although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender and L/C Issuer agrees promptly to notify the Administrative Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.10 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have. SECTION 10.11 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 10.12 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile or electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or electronic transmission. SECTION 10.13 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control. SECTION 10.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect as long as any Loan or any other Obligation (other than Obligations that are not accrued and payable) hereunder shall remain unpaid or unsatisfied or any Letter of Credit (other than any Letter of Credit that has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop letter of credit is in place) shall remain outstanding.

-211- 1024613.07B-CHISR02A - MSW SECTION 10.15 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10.16 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN). (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND THE APPELLATE COURTS THEREOF, AND EACH PARTY HERETO AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT; PROVIDED THAT ANY AGENT OR THE REQUIRED LENDERS MAY BRING ACTIONS TO ENFORCE ANY COLLATERAL DOCUMENT GOVERNED BY LAWS OTHER THAN THE STATE OF NEW YORK IN THE JURISDICTION OF SUCH OTHER GOVERNING LAW, IN WHICH CASE THE BORROWERS AND GUARANTORS SHALL SUBMIT TO THE JURISDICTION OF A COURT OF COMPETENT JURISDICTION IN SUCH JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELEPHONE, FACSIMILE OR ELECTRONIC TRANSMISSION) IN SECTION 10.02. EACH LOAN PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, NEW YORK, NY 10011 (TELEPHONE:212-590-9330; FACSIMILE: 212-894-8581; EMAIL: NYTEAM1@WOLTERSKLUWER.COM) (THE “PROCESS AGENT”), IN THE CASE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES AS ITS DESIGNEE, APPOINTEE AND AGENT TO

-212- 1024613.07B-CHISR02A - MSW RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT (AND THE ADMINISTRATIVE BORROWER SHALL DELIVER TO THE ADMINISTRATIVE AGENT EVIDENCE OF ACCEPTANCE BY THE PROCESS AGENT OF SUCH APPOINTMENT). NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Nothing in this Agreement shall be deemed to preclude enforcement by any party hereto of any judgment or order obtained in any forum or jurisdiction. Final judgment against a party hereto in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such party is domiciled, by suit on the judgment. SECTION 10.17 WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SECTION 10.18 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, the Foreign Guarantors party hereto and the Administrative Agent and the Administrative Agent shall have been notified by each Lender, each Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, each Foreign Guarantor party hereto, each Agent and each Lender and their respective successors and assigns. SECTION 10.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day

-213- 1024613.07B-CHISR02A - MSW following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable Law). SECTION 10.20 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. SECTION 10.21 USA PATRIOT Act. Each Lender and the Administrative Agent hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act. This notice is given in accordance with the requirements of the USA PATRIOT Act and is effective as to the Lenders and the Administrative Agent. SECTION 10.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the Revolving Credit Facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and its Affiliates, on the one hand, and the Agents, the Arrangers and the Lenders, on the other hand, and the Borrowers are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Agents, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Agents, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Agent or Lender has advised or is currently advising any Borrowers or any of their

-214- 1024613.07B-CHISR02A - MSW Affiliates on other matters) and none of the Agents, Arrangers or the Lenders has any obligation to the Company or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agents, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their Affiliates, and none of the Agents, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agents, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Loan Party party hereto hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agents, Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty. SECTION 10.23 No Personal Liability. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of the Borrowers or any Loan Party or any of their direct or indirect parent companies (other than the Borrowers and any other Loan Party) shall have any liability for any obligations of the Borrowers or any other Loan Party under the Loans, the Letters of Credit, the Guaranty, the Revolving Credit Facility, this Agreement or any other Loan Document or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Lender hereby waives and releases all such liability. SECTION 10.24 Joint and Several Liability. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower is jointly and severally liable under this Agreement for all Obligations, regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which an Agent and/or any Lender accounts for such Loans or other Credit Extensions on its books and records. Each Borrower shall be liable for all amounts due to an Agent and/or any Lender from the Borrowers under this Agreement, regardless of which Borrower actually receives Loans or other Credit Extensions hereunder or the amount of such Loans and Credit Extensions received or the manner in which such Agent and/or such Lender accounts for such Loans or other Credit Extensions on its books and records. Each Borrower’s Obligations with respect to Loans and other Credit Extensions made to it, and such Borrower’s Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the other Borrowers hereunder shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Agents and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of Credit Extensions to such Borrower. Each Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the release of any other Borrower pursuant to Section 9.12 or the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the

-215- 1024613.07B-CHISR02A - MSW absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, release, or granting of any indulgence by an Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to an Agent and/or any Lender, (iv) the failure by an Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) an Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of an Agent’s and/or any Lender’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to any Borrower’s Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other Credit Extensions made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which an Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to an Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to an Agent and/or any Lender. Upon any Event of Default, the Agents may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agents shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations. Notwithstanding anything to the contrary in the foregoing, any Person released from its Obligations in accordance with Section 9.12 shall be simultaneously released from the foregoing provisions of this Section 10.24. SECTION 10.25 Contribution and Indemnification Among the Borrowers. Each Borrower is obligated to repay the Obligations as a joint and several obligor under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, sell any of its assets to satisfy or otherwise repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers, in an amount, for each of such other Borrowers, if any, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform

-216- 1024613.07B-CHISR02A - MSW Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision. If any Borrower discharges the Obligation (or any part of it) pursuant to Section 10.24, the corresponding claim against the relevant Loan Party shall not pass over (in particular Sections 774 (Gesetzlicher Forderungsübergang) and 1225 of the German Civil Code (Forderungsübergang auf den Verpfänder) (if applicable) and any corresponding provision shall not apply) and no rights and claims of the Secured Parties under any Loan Document shall pass to any Loan Party by subrogation or otherwise. SECTION 10.26 Agency of the Administrative Borrower for Each Other Borrower. Each of the other Borrowers irrevocably appoints the Irish Borrower as its agent for all purposes relevant to this Agreement (in such capacity, the “Administrative Borrower”), including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Administrative Agent of Borrowing Base Certificates and Committed Loan Notices) and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by the Administrative Borrower, whether or not any of the other Borrowers join therein, and the Agents and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Administrative Borrower under this Section 10.26; provided that nothing in this Section 10.26 shall limit the effectiveness of, or the right of the Agents and the Lenders to rely upon, any notice (including, without limitation, a Committed Loan Notice), document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement. For the purposes of this Section, each of the other Borrowers releases the Irish Borrower from the restrictions imposed by Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) (restrictions on self-dealing) and corresponding restrictions set forth in other applicable jurisdictions. SECTION 10.27 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, or upon or as a result of the appointment of a receiver, interim receiver, receiver and manager, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. SECTION 10.28 Express Waivers by Borrowers in Respect of Cross Guaranties and Cross Collateralization. Each Borrower agrees as follows:

-217- 1024613.07B-CHISR02A - MSW (a) Each Borrower hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Borrower’s right to make inquiry of the Administrative Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower’s risk with respect to such other Borrower under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Borrower hereunder or under any of the other Loan Documents to which such Borrower is a party) and demands to which such Borrower might otherwise be entitled; (b) Each Borrower hereby waives the right by statute or otherwise to require an Agent or any Lender to institute suit against any other Borrower or to exhaust any rights and remedies which an Agent or any Lender has or may have against any other Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense of any other Borrower (other than the defense of payment in full) or by reason of the cessation from any cause whatsoever of the liability of any such Borrower in respect thereof. (c) Each Borrower hereby waives and agrees not to assert against any Agent, any Lender or any L/C Issuer: (i) any defense (legal or equitable) other than a defense of payment, set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against any other Borrower or any other party liable under the Loan Documents; (ii) any defense, set-off, counterclaim, or claim of any kind or nature available to any other Borrower (other than a defense of payment) against any Agent, any Lender or any L/C Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Agent, any Lender or any L/C Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Borrower’s liability hereunder; (d) Each Borrower consents and agrees that, without notice to or by such Borrower and without affecting or impairing the obligations of such Borrower hereunder, the Agents may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Issuer Documents; (ii) release all or any one or more parties to any one or more of the Issuer Documents or grant other indulgences to any other Borrower in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Issuer Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations;

-218- 1024613.07B-CHISR02A - MSW (e) Each Borrower represents and warrants to the Agents and the Lenders that such Borrower is currently informed of the financial condition of all other Borrowers and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower agrees that neither the Agents, any Lender nor any L/C Issuer has any responsibility to inform any Borrower of the financial condition of any other Borrower or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. SECTION 10.29 Special Provisions Relating to Certain Currencies. (a) All funds to be made available to Administrative Agent pursuant to this Agreement in Euros or Sterling shall be made available to Administrative Agent in immediately available, freely transferable, cleared funds to such account with such bank in such principal financial center in such Participating Member State (or London) as Administrative Agent shall from time to time nominate for this purpose. (b) In relation to the payment of any amount denominated in Euros or Sterling, Administrative Agent shall not be liable to any Loan Party or any of the Lenders for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by Administrative Agent if Administrative Agent shall have taken all relevant and necessary steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in Euros or Sterling) to the account with the bank in the principal financial center in the Participating Member State which the Administrative Borrower or, as the case may be, any Lender shall have specified for such purpose. In this Section 10.29(b), “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as Administrative Agent may from time to time determine for the purpose of clearing or settling payments of Euros or Sterling. Furthermore, and without limiting the foregoing, Administrative Agent shall not be liable to any Loan Party or any of the Lenders with respect to the foregoing matters except to the extent resulting from (x) its own gross negligence, bad faith or willful misconduct, as determined by the final, non- appealable judgment of a court of competent jurisdiction (or pursuant to a binding arbitration award or as otherwise agreed in writing by the affected parties), or (y) a breach of any obligations under any Loan Document by the Administrative Agent or of any affiliate, director, officer, employee, agent, trustee or advisor of the Administrative Agent as determined by the final, non-appealable judgment of a court of competent jurisdiction (or pursuant to a binding arbitration award or as otherwise agreed in writing by the affected parties). SECTION 10.30 Abstract Acknowledgment of Indebtedness and Joint Creditorship. (a) Notwithstanding any other provision of this Agreement, each Borrower hereby irrevocably and unconditionally agrees and (and to the extent necessary,

-219- 1024613.07B-CHISR02A - MSW covenants in advance) with the Administrative Agent by way of an abstract acknowledgment of indebtedness (abstraktes Schuldversprechen) that it owes to the Administrative Agent as creditor in its own right and not as a representative of the other Secured Parties, sums equal to, and in the currency of, each amount payable by such Borrower to each of the Secured Parties under each of the Loan Documents relating to any Obligations, as and when that amount falls due for payment under the relevant Loan Document or would have fallen due but for any discharge resulting from failure of another Secured Party to take appropriate steps to preserve its entitlement to be paid that amount. (b) Each Borrower undertakes to pay to the Administrative Agent upon first written demand the amount payable by such Borrower to each of the Secured Parties under each of the Loan Documents as such amount has become due and payable. (c) The Administrative Agent has the independent right to demand and receive full or partial payment of the amounts payable by each Borrower under this Section 10.30, irrespective of any discharge of such Borrower’s obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps to preserve their entitlement to be paid those amounts. (d) Any amount due and payable by a Borrower to the Administrative Agent under this Section 10.30 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents and any amount due and payable by a Borrower to the other Secured Parties under those provisions shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 10.30; provided that no Borrower may consider its obligations towards a Secured Party to be so discharged by virtue of any set- off, counterclaim or similar defense that it may invoke vis-à-vis the Administrative Agent. (e) The rights of the Secured Parties (other than the Administrative Agent) to receive payment of amounts payable by each Borrower under the Loan Documents are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this Section 10.30. (f) In addition, but without prejudice to the foregoing, the Administrative Agent shall be the joint creditor (together with the relevant Secured Parties) of all obligations of each Borrower towards each of the Secured Parties under the Loan Documents. (g) Without limiting or affecting the Administrative Agent’s rights against any Borrower (whether under this Agreement or any other Loan Document), each Borrower acknowledges that (i) nothing in the Agreement or any Loan Document shall impose any obligation of the Administrative Agent (other than in its capacity as a Lender) to advance any sum to any Borrower and (ii) for the purpose of any vote taken under any

-220- 1024613.07B-CHISR02A - MSW Loan Document, the Administrative Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender. (h) Without limiting the generality of any provision of this Agreement, this Section 10.30 shall be binding on the successors and assigns of each Borrower. (i) Each Secured Party agrees and acknowledges the existence of the terms of the abstract acknowledgment of indebtedness (abstraktes Schuldversprechen) contained in this Section 10.30. SECTION 10.31 Special Appointment of Administrative Agent for German Security. For the purposes of any collateral that is governed by German law (the “German Security”), the following additional provisions shall apply, in addition to the provisions otherwise set out hereunder: (a) Each Secured Party that is or will become party to this Agreement appoints the Administrative Agent as its agent and attorney (Stellvertreter) under or in connection with any German Security Agreement. The Administrative Agent accepts its appointment. Without limiting any other authorization granted hereunder or under any other provision set out in any Loan Document or otherwise, the Administrative Agent shall in particular be entitled to enter into any German law governed pledge agreement in its own name as well as in the name of each Secured Party. For such purposes, each of the other Secured Parties releases the Administrative Agent from the restrictions imposed by Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) (restrictions on self- dealing) and any corresponding restriction set forth in other applicable jurisdictions, in each case, to the extent legally possible. Each Secured Party which is barred by its constitutional documents or by-laws from granting such relief shall notify the Administrative Agent accordingly. (b) With respect to German Security, the Administrative Agent shall in case of German Security which is assigned or transferred as security (Sicherungsübereignung) or otherwise transferred under a non-accessory security right (nichtakzessorische Sicherheit) to it, hold, administer and, as the case may be, enforce the release such German Security in its own name, but for the account of the Secured Parties. (c) In the case of German Security constituted by accessory security interest (akzessorische Sicherheit) created by way of pledge or other accessory instruments, the Administrative Agent shall hold (with regard to its own rights under the Section 10.30), administer and, as the case may be, enforce the release of such German Security in its own name on the basis of the abstract acknowledgment of indebtedness pursuant to Section 10.30, and, subject to the exercise of the authority conferred to pursuant to (a) above, on behalf of the Secured Parties. (d) Each Secured Party hereby authorizes and instructs the Administrative Agent (with the right of sub delegation) to enter into any documents evidencing German Security and to make and accept all declarations and take all actions as it considers necessary or useful in connection with any German Security on behalf of the Secured

-221- 1024613.07B-CHISR02A - MSW Parties (other than the Administrative Agent). The Administrative Agent shall further be entitled to rescind, release, amend and/or execute new and different documents securing the German Security. (e) Each Secured Party (other than the Administrative Agent) authorizes the Administrative Agent (whether or not by or through employees or agents) (i) to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Administrative Agent under the Loan Documents relating the German Security together with such powers and discretions as are reasonably incidental thereto; and (ii) to take such action on its behalf as may from time to time be authorized under or in accordance with the Loan Documents relating to the German Security. (f) The Secured Parties and the Administrative Agent agree that all rights and claims constituted by the abstract acknowledgment of indebtedness pursuant to this Section 10.31 and all proceeds held by the Administrative Agent pursuant to or in connection with such abstract acknowledgment of indebtedness are held by the Administrative Agent with effect from the date of such abstract acknowledgment of indebtedness in trust for the Secured Parties and will be administered in accordance with the Loan Documents relating to any Obligations. The Secured Parties and the Administrative Agent agree further that the respective Foreign Loan Party’s obligations under such abstract acknowledgment of indebtedness shall not increase the total amount of the Obligations (as defined in the respective agreement governing German Security) and shall not result in any additional liability of any of the Foreign Loan Party or otherwise prejudice the rights of any of the Foreign Loan Parties. Accordingly, payment of the obligations under such abstract acknowledgment of indebtedness shall, to the same extent, discharge the corresponding Obligations and vice versa. (g) Each Secured Party hereby ratifies and approves all acts and declarations previously done by the Administrative Agent on such Secured Party’s behalf (including, for the avoidance of doubt the declarations made by the Administrative Agent as representative without power of attorney (Vertreter ohne Vertretungsmacht) in relation to the creation of any pledge (Pfandrecht) on behalf and for the benefit of any Secured Party as future pledgee or otherwise). SECTION 10.32 German Limitation Language. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if and to the extent that any managing director (Geschäftsführer) of a German Security Provider (or, in case of a GmbH & Co. KG, of its general partner) demonstrates in writing to the Administrative Agent by way of providing a certificate accompanied with background information satisfactory to the Administrative Agent acting reasonably that payment under a Cross- and Upstream Liability Obligation were to cause personal liability of such managing director based on mandatory restrictions imposed by German law relating to up-stream and cross-stream guarantees and/or collateral and/or payment, the Administrative Agent shall only be entitled to demand payment under the Cross- and Upstream Liability Obligation from the relevant German Security Provider up to the amount at which no such personal liability (as demonstrated

-222- 1024613.07B-CHISR02A - MSW by the managing director) would occur. In the event that the Administrative Agent is so restricted in demanding payment pursuant to this section, the relevant German Security Provider shall take all reasonable measures to mitigate the effect of such limitation and inform the Administrative Agent of any such measures accordingly. The German Security Provider shall at any time, upon the Administrative Agent’s reasonable request, provide the Administrative Agent with further and updated evidence showing whether and to which extent its financial condition has improved. The Administrative Agent shall at all times remain entitled acting reasonably to make further demands under the Cross- and Upstream Liability Obligation as and when the financial condition of the relevant German Security Provider improves. The Lenders hereby authorize the Administrative Agent to rely on the information provided by the relevant German Security Provider. (b) Any evidence relating to financial information delivered by the relevant German Security Provider in connection with (a) above shall be prepared in accordance with the provisions of the German Commercial Code (Handelsgesetzbuch, “HGB”) consistently applied by the relevant German Security Provider (or in case of a GmbH & Co. KG, by its general partner) in preparing its unconsolidated balance sheets (Jahresabschluss) according to Section 42 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung), Sections 242, 264 HGB in the previous years, save that (i) loans provided to the relevant German Security Provider by the Parent or any of its Subsidiaries shall be disregarded, if and to the extent that such loans are subordinated or are considered subordinated by law or by contract at least to the rank pursuant to section 39 (1) No. 5 InsO and (ii) loans or other contractual liabilities incurred by the relevant German Security Provider in breach of this Agreement or any other Loan Document shall not be taken into account as liabilities. (c) Definitions: (i) “German Security Provider” means any Loan Party incorporated under German Law in the legal form of a limited liability company (Gesellschaft mit beschränkter Haftung) or a limited partnership with a limited liability company as its general partner (“GmbH & Co. KG”). (ii) “Cross- and Upstream Liability Obligations” means any guarantee and indemnity or joint and several liability which secures any obligations owed by any other Loan Party who is an affiliated company (verbundenes Unternehmen) within the meaning of Section 15 German Stock Corporation Act (Aktiengesetz) (in each case other than a direct or indirect Subsidiary of such German Security Provider). For the avoidance of doubt, any guarantee and indemnity or joint and several liability which secures any obligations owed in respect of (x) loans to the extent they are on-lent to the relevant German Security Provider or any of its direct or indirect Subsidiaries and such amount is not repaid or (y) bank guarantees, letters of credit or any other financial or monetary instrument issued for the benefit of any of the creditors of the relevant German Security Provider or any of its direct or indirect Subsidiaries shall not constitute Cross- and Upstream Liability Obligations.

-223- 1024613.07B-CHISR02A - MSW SECTION 10.33 One Obligation. The Loans and other Borrower Obligations shall constitute one general obligation of the Borrowers and (unless otherwise expressly provided in any Loan Document) shall be secured by Administrative Agent’s Lien upon all Collateral of the Borrowers; provided, however, that each Agent and each other Secured Party shall be deemed to be a creditor of, and the holder of a separate claim against, each Borrower to the extent of any Borrower Obligations jointly or severally owed by such Borrower. SECTION 10.34 Parallel Debt. (a) For purposes of this Section 10.34, (i) the term “Corresponding Debt” shall mean all Obligations, to the extent concerning an obligation to pay a sum of money, which any Loan Party owes to any Secured Party under the Loan Documents and (ii) the term “Parallel Debt” shall mean any amount which a Loan Party owes to the Administrative Agent under this Section 10.34. (b) Each Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to, and in the currency or currencies of, its Corresponding Debt. (c) The Parallel Debt of each Loan Party (i) shall become due and payable at the same time as its Corresponding Debt and (ii) is independent and separate from, and without prejudice to, its Corresponding Debt. (d) For purposes of this Section 10.34, the Administrative Agent: (i) is the sole, independent and separate creditor of each Parallel Debt, (ii) acts in its own name and not as agent, representative or trustee of the Secured Parties and its claims in respect of each Parallel Debt shall not be held in trust and (iii) shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding). (e) The Parallel Debt of a Loan Party shall be (i) decreased to the extent that its Corresponding Debt has been decreased in accordance with this Agreement, and (ii) increased to the extent that its Corresponding Debt has been increased in accordance with this Agreement, and the Corresponding Debt of a Loan Party shall be (i) decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged, and (ii) increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of a Loan Party shall never exceed its Corresponding Debt. (f) This Section 10.34 applies for the purpose of determining the secured obligations under the Dutch Security Agreements. (g) This Section 10.34 shall, without prejudice to Section 10.16, be governed by Dutch Law. SECTION 10.35 Defaulting Lender.

-224- 1024613.07B-CHISR02A - MSW (a) Reallocation. Notwithstanding anything to the contrary herein, if a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 of such Defaulting Lender: (i) the Letter of Credit participation pursuant to Section 2.03 and the Swing Line Loan participation pursuant to Section 2.04, in each case, of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitments of such Class; provided that (a) the Outstanding Amount of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations of such Class (with the aggregate amount of such Lenders’ risk participations and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender) may not in any event exceed the Revolving Credit Commitment of such Class of such Non-Defaulting Lender as in effect at the time of such reallocation and (b) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agent, the L/C Issuers, the applicable Swing Line Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; and (ii) to the extent that any portion (the “unreallocated portion”) of any Defaulting Lender’s Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the applicable Borrowers will, not later than two Business Days after demand by the Administrative Agent (at the direction of the relevant L/C Issuer and/or the relevant Swing Line Lender, as the case may be), (1) Cash Collateralize the obligations of such Borrower to the relevant L/C Issuer in respect of such Letter of Credit participation pursuant to Section 2.03, in an amount equal to the aggregate amount of the unreallocated portion of such Letter of Credit participation pursuant to Section 2.03, or (2) in the case of such Swing Line Loan participation pursuant to Section 2.04, prepay and/or Cash Collateralize in full the unreallocated portion thereof, or (3) make other arrangements satisfactory to the Administrative Agent, and to the relevant L/C Issuer and the Swing Line Lender, as the case may be, in their sole discretion to protect them against the risk of non- payment by such Defaulting Lender. (b) Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.03(i) (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees); provided that in the case of any such Defaulting Lender that was or is a Lender (x) to the extent that a portion of the Letter of Credit participation pursuant to Section 2.03 and Swing Line

-225- 1024613.07B-CHISR02A - MSW Loan participation pursuant to Section 2.04 of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 10.35(a), such fees under Section 2.03(i) that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (y) to the extent any portion of such Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the relevant L/C Issuer and the Swing Line Lender, as applicable, as their interests appear. (c) Cure. If the Administrative Borrower, the Administrative Agent, the L/C Issuers and any Swing Line Lender agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon (as of the effective date specified in such notice and subject to any conditions set forth therein), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the total Revolving Credit Commitments, Revolving Credit Loans, Letter of Credit participations pursuant to Section 2.03 and Swing Line Loan participations pursuant to Section 2.04 of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Commitments and Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non- Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]